Exhibit 10.248
CONFIDENTIAL TREATMENT REQUESTED BY
DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

August 18, 2011

Mr. Jeffrey A. Cerefice
DTG Operations, Inc. (“DTG”)
5330 E. 31st Street
Tulsa, Ok 74135

Dear Mr. Cerefice:

This letter confirms the agreement (“Agreement”) between DTG Operations, Inc. (“DTG”) and General Motors, LLC (“GM”) regarding DTG’s purchase or lease of GM 2012 model year vehicles under i) the 2012 MY Daily Rental Purchase Program, ii) the 2012 MY National Fleet Purchase Program, and iii) other incentive programs available to DTG.

The terms and conditions of this Agreement are as follows:

2012 MY DAILY RENTAL PURCHASE PROGRAM (VN9)
1.	General Terms and Conditions:
a.	GM shall make available 2012 model GM vehicles under the terms and conditions of GM’s 2012 Model Year Daily Rental Purchase Program. (Refer to Attachment 1.)
b.	DTG has agreed to purchase or lease these GM vehicles from GM dealers in a mix which includes mostly GM’s higher priced models. (Refer to Attachment 3.)
c.
GM or its subsidiaries shall purchase tendered model year 2012 vehicles from DTG that qualify for purchase under the terms and conditions of GM’s 2012 Model Year Daily Rental Purchase Program. (Refer to Attachment 1 and 1C.)

2.	YT7 Flat Rate Program:
a.	GM shall make available the YT7 Flat Rate program for units noted in Attachment 3.
b.	All program parameters and rates for the YT7 Flat Rate program are detailed in Attachment 1E.
c.	YT7 units are not eligible for Matrix or Bonus Incentives.
d.	This program is subject to the terms and conditions in Paragraph 1.

3.
DTG will provide to GM, at the beginning of each month, a four month schedule of anticipated vehicle returns.  The schedule will breakout the vehicle returns by site for the current month, as well as the subsequent three months.  Receipt of the information described in this section is a condition to pay incentives discussed in this Agreement.

2012MY NATIONAL FLEET RISK PURCHASE PROGRAM (VX7)
4.	General Terms and Conditions:
a.	GM agrees to offer DTG the availability of 2012 model GM vehicles under the terms and conditions of GM’s 2012 Model Year National Fleet Risk Purchase Program. (Refer to Attachment 2).
b.	DTG will purchase or lease from GM dealers a minimum quantity of 2012 model GM vehicles at the agreed mix of units. (Refer to Attachment 3 and 2A.)

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.	National Fleet Risk Purchase Program Matrix Incentives:
a.
 As long as DTG is compliant with its obligations under this Agreement to purchase the number of units and in a mix described in Attachments 3 and 2A, GM will provide DTG with Risk incentives as detailed in Attachment 2A in addition to any incentives due under the terms and conditions of GM’s 2012 MY National Fleet Risk Purchase Program (Attachment 2).  These Risk incentives are in lieu of other retail and fleet incentives.

b.	Payment of these incentives will be made upon submission of such vehicles in accordance Attachment 4.

PROVISIONS APPLICABLE TO BOTH PROGRAMS
6.	2012 Model Year Bonus:
a.
GM shall offer DTG a 2012 Model Year volume bonus payment for all 2012 Model Year units acquired under GM’s 2012 Model Year Daily Rental Purchase Program (Attachment 1) and National Fleet Risk Program (Attachment 2).

b.	GM will pay DTG the 2012 Model Year bonus amount detailed in Attachment 3 and 2A.
c.	A minimum of “***” 2012 Model Year units must be entered into VOMS no later than “***”.
d.	This bonus is payable in “***” per the terms set forth in Attachment 4 excluding the electronic vin submission to RIMS.
e.
All vehicle minimum equipment requirements must be met on a monthly basis by carline per the terms of the Minimum Equipment Guidelines (Attachment 1A and 2A).  If minimum equipment requirements are not met for the carline, the entire model year bonus may be forfeited for all volume purchased for that carline under that program.  As an example, if minimum equipment requirements are not met for Impala then the bonus for all Impala models sold under the VX7 program will be forfeited, provided that GM can build the vehicles with the required minimum equipment. If there is a de minimus level of non-compliance by DTG, GM and DTG shall discuss the situation based on the exact circumstances that lead to the non-compliance and shall endeavor to resolve the matter.  Non-compliance issues found during the quarterly evaluations can be remedied at a later time during the Model Year by adjusting content on those brands not in compliance or adjusting content on other brands.

7.
If DTG chooses to cancel any order placed by DTG through GM dealers, at event code 3000, GM will assess a fee of  “***” per vehicle to be paid to GM upon demand. This fee will be waived if the current production week has been delayed more than three weeks from the original requested production week. This fee will not apply if DTG chooses to redirect the shipment of any vehicles in event code 3000.

8.
All volume and mix requirements are subject to reasonable minor adjustments based upon mutual agreement between the parties when the exact circumstances faced by both parties are known at the time of vehicle delivery.  These adjustments may require DTG to purchase a comparably priced mix of product.

a.
If either party cannot fulfill any terms of this Agreement due to events beyond its control, such as acts of God, labor disputes, and severe economic downturns, the party affected by the event shall promptly notify the other party and the parties will enter negotiations with the intent of minimizing the impact of the event on the business contemplated under this Agreement.

9.	“***”

10.	Selected General Motors vehicles are equipped with OnStar. For details regarding notification of OnStar equipment and services, please refer to Attachment 6.

11.	This Agreement is confidential between the Parties (DTG and GM) and is intended for the sole use of DTG and GM. This Agreement may not be disclosed to any person other than a party’s affiliates, their

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

respective outside counsel, accountants, auditors and interested financial institutions and the SEC, except as required by legal process without the consent of the other Party. In the event of legal process, the Party served shall notify the other Party or Parties to allow them sufficient time to interpose legal objections to disclosure.

12.
DTG shall retain any documents or records relevant to vehicles purchased under this Agreement or any GM program and/or claims submitted for payment under this Agreement or any other GM program for two years after the close of the program.  DTG shall permit any designated representative of GM to examine, audit, and take copies of any accounts and records DTG is to maintain under this Agreement.  DTG shall make such accounts and records readily available at its facilities during regular business hours upon reasonable advanced notice.  GM shall furnish DTG with a list of any reproduced records.  DTG shall include similar record retention requirements in the Participating DTG Licensee’s Agreement.

This letter represents the sole Agreement regarding the subjects herein between DTG and GM and can be modified only in a writing executed by an authorized representative of each of the Parties.

This agreement shall in all respects be interpreted, enforced and governed under the laws of the state of Michigan, without regard to the conflicts of law and principles thereof.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

On behalf of General Motors, I would like to express my appreciation for your business and hope this Agreement will continue to strengthen our business relationship.

Please return a copy of this letter acknowledging your agreement to the above.

Very truly yours,

(s)                                                                                                                                                                8/19/11
______________________________                                                                Date:__________________________
Brian J. Small
General Motors
General Manager, Fleet and Commercial Operations/NAIPC

(s)                                                                                                                                                                8/29/11
______________________________                                                                Date:__________________________
Donald R. Johnson
General Motors
Vice President, U.S. Sales Operations

(s)                                                                                                                                                                8/22/11
______________________________                                                                Date:__________________________
Edward J. Toporzycki
General Motors
Executive Director, Finance, U.S. Sales Operations

(s)                                                                                                                                                              10/12/11
______________________________                                                                Date:__________________________
Jeffrey A. Cerefice
Vice President
DTG Operations, Inc. (“DTG”)

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Attachments Key

Attachment 1                                2012 MY Daily Rental Purchase Program Guidelines (VN9)
Attachment 1A                            2012 MY VN9 Minimum Equipment Guidelines
Attachment 1B                             2011 CY Turn-In Standards and Procedures
Attachment 1C                             2012 MY VN9 Tier Program – Guidelines, Rates and Parameters
Attachment 1E                             2012 MY YT7 Flat Rate Program – Guidelines, Rates and Parameters

Attachment 2                                2012 MY National Fleet Risk Purchase Program Guidelines (VX7)
Attachment 2A                             VX7 Minimum Equipment Requirements and Incentives

Attachment 3                                2012 MY VN9 and VX7 Volume and Incentives

Attachment 4                                Rental Incentives Payment Terms and Calendar

Attachment 5                                N/A

Attachment 6                                Onstar

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Attachment 1

GENERAL MOTORS
2012MY DAILY RENTAL PROGRAM GUIDELINES

 1.           PROGRAM NAME AND NUMBER:
2012 Model Year Daily Rental Program Guidelines for Daily Rental Customers (AP)
Program Code:  VN9
Program No. 01-12VN9AP0-1

2.           PROGRAM DESCRIPTION:
This program makes available to General Motors dealers and qualified daily rental customers purchase information on selected 2012 model year passenger cars and light duty trucks sold and delivered by GM dealers to qualified daily rental customers and eligible for purchase by General Motors in accordance with these guidelines.

The following are not eligible for this program:
-	Preferred Equipment Group (P.E.G.)/Option package discounts
-	Van Conversions (including Hi-Cube and Step-Van) & Full Size Cargo Vans
-	Vehicles delivered from dealer inventory

A qualified daily rental fleet customer must have a General Motors Fleet Account Number (GM FAN) to be eligible for any GM fleet incentive.

3.           PROGRAM START DATE/PROGRAM END DATE/IN SERVICE PERIOD:
Program Start Date:                                           Opening of 2012 model year ordering system
Program End Date:                                           When Dealers are notified that 2012 model year fleet orders are nolonger being accepted by General Motors

In Service Period:
The In Service date is the Expiration in Transit date on the invoice plus five (5) days.  Refer to Tier Program Parameters (Attachment 1C) and Flat Rate Program Parameters (Attachment 1D) for minimum and maximum in-service periods applicable to individual programs.   All units to be purchased by General Motors under this program must be returned and accepted by July 31, 2014.  Non-returned vehicles must remain in service a minimum of six (6) months (180 days) from in-service date.  GM reserves the right to audit the daily rental customer to ensure compliance with the minimum six (6) month in-service requirement.  Frame, fire, stolen, embezzled and/or water damaged vehicles which are ineligible for repurchase have no minimum in-service period.  Documentation on these vehicles must be retained on file for audit purposes.

IMPORTANT - Acceptance of an order on any vehicle line does not constitute a commitment to build or to build within a specific time frame.

           All vehicles including non-returned vehicles supplied by GM under this agreement are subject to the export control laws and regulations of the United Sates (U.S.) and the daily rental customers and dealers shall comply with such laws and regulations.

4.           ELIGIBLE MODELS/REQUIRED OPTIONS FOR ORDER AND DELIVERY:
Eligible Models:
All new and unused 2012 GM models with the required minimum factory installed equipment levels specified in the Attachment 1A - Minimum Equipment Guidelines “MEG”, and processing options ordered for qualified daily rental customers for use as daily rental vehicles and delivered by GM dealers are eligible for this program.

Required Options for Order and Delivery:
All orders must contain the fleet processing option VN9 and the rental customer code to be enrolled in the Tier Program.  Flat Rate programs will require an additional processing option.  Refer to the Flat Rate Program Guidelines, Rates and Parameters (Attachment 1D) found in the rental customer’s contract for additional processing options.  Vehicles must be ordered with minimum option requirements specified in the Minimum Equipment Guidelines (Attachment 1A - “MEG”). Processing Option VN9 will provide a net invoice - less holdback.  Units ordered with option VN9 receive order date price protection (PRP).

Dealer must take full responsibility for including the proper processing option on all orders.  Should errors occur in the ordering of vehicles, resulting in diversions or reinvoicing, the dealer may be charged an administrative fee by GM.

All Orders must include the following:
a.	Valid GM FAN (Fleet Account Number)

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

b.	Option Codes: VN9 and rental customer code
c.	Order Type: FDR
d.	Delivery Type: 020 – Daily Rental

Dealer orders currently on hand or in the system that qualify for this program, and have the appropriate processing options, can be amended if they have not been released to production.   This is the ordering dealer's responsibility.

Units delivered to the rental customer’s drop ship sites must have the assigned rental customer code on the window label and delivery receipts must be checked to verify proper ownership of the vehicle.  GM Customer Support should be contacted immediately regarding units delivered to the wrong drop ship site to determine the appropriate course of action.  Units that were incorrectly delivered must not be placed into rental service.  GM reserves the right to deny incentives on units in rental service that have been incorrectly delivered and accepted, or titled.

5.           COMPATIBLE INCENTIVES AND ALLOWANCE PROGRAMS:
Vehicles enrolled in the 2012 Model Daily Rental Purchase Program are not eligible for any other fleet/retail program, including, but not limited to, the Dealer Fleet Ordering Assistance Program (VQ), and any General Motors Dealer Rent A Car program.

FLEET CUSTOMERS (GM FAN HOLDERS)	YES/NO

GENERAL
GM MOBILITY	(MOB/MOC/R8L) N
SALESPERSON / SALES MGR. INCENTIVES	N
CASH DIRECT MAILS/PRIVATE OFFERS/GENERAL
COUPONS/CERTIFICATES/NON-CASH VENDOR PROGRAMS	N
GM BUSINESS CARD	(UDB) N
CONSUMER CASH	N
DEALER CASH	N
BONUS CASH	N
OPTION PACKAGE DISCOUNTS	N

PRICING
PRICE PROTECTION/BONA FIDE SOLD ORDER	(PPT W/VX7) N
PRICE PROTECTION/ORDER DATE	(PRP) Y

ORDER/DELIVERY
FLEET ORDERING & ASSISTANCE	(VQ1/VQ2/VQ3) N
INTRANSIT INTEREST CREDIT	(C4C) Y

RENTAL
REPURCHASE	(VN9) X
FLAT-RATE REPURCHASE	(YT1 THROUGH YT9) Y
RISK	(VX7) N
GM DEALER RENT-A-CAR	(FKR/FKL) N

GOVERNMENT
PSA/PURA/BID ASSISTANCE/CE	(R6D/PBP/PBS) N

FLEET/COMMERCIAL
NATIONAL FLEET PURCHASE PROGRAM	(FVX/FPP) N
RETAIL ALTERNATIVE	(CNC/CNE/CSE/CSR/CWE) N
SMALL FLEET APR ALTERNATIVE	(XMC) N
GM'S BUSINESS CUSTOMERS CHOICE	N
TRUCK STOCKING	(TSI) N
MOTOR HOME INCENTIVE	(R7Y) N
SCHOOL BUS/SHUTTLE BUS/AMBULANCE INCENTIVE	(R6H) N
RECREATIONAL VEHICLE INCENTIVE	(R6J) N
DEMO - LIGHT DUTY DEALER	(DEM/DEE) N
DEMO - LIGHT DUTY SVM	(DES) N
SIERRA FLEET PEG	(R7F/FLS) N
FLEET PREFERRED EQUIPMENT GROUPS	N
COMPETITIVE ASSISTANCE PROGRAMS	(CAP) N

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

6.           METHOD OF PAYMENT:
Repurchase payments will be issued within twenty-five (25) business days of General Motors acceptance as indicated on the General Motors Vehicle Condition Report and Acceptance Receipt Form AD006.  For payment purposes, Monday through Friday are considered business days except for GM recognized holidays and days GM is closed. General Motors does not staff or process payment during the Christmas holiday or any period of time General Motors is closed. Payment processing will not resume until General Motors officially returns to work.

Purchase payment is made in the form of a check to the title holder or financial institution upon receipt and clearance of proper paperwork at an approved GM turn-in site.  Purchase payment will be delivered via the address shown on the title, or address information received in the form of a RAVE record, unless prior arrangements are made.

The Payment Modification System (PMS) provides an effective method to redirect purchase checks to lending institutions as co-payee with the titled owner.

If a lender and a daily rental customer desire co-payee/redirection, please direct requests for additional information in writing to:
ACS	Elizabeth Aiazzi
2900 S. Diablo Way	Ph# 602-797-5120
Suite 161	Fax 602-797-6551
Tempe, Az 85282	gmincentives@acs-inc.com

7.           POLICY FOR CORRECTING VEHICLE PROGRAM STATUS:
Units can be moved from the tiered depreciation program to a flat rate depreciation program or vice versa if a request is submitted to GM Rental Sales before the unit is grounded in RIMS or before December 31, 2013, whichever comes first.  Units may be moved upon verification and approval by General Motors.  Vehicles will be invoice adjusted in BARS to reflect a change in program enrollment.  BARS will electronically transmit an updated Enrollment Record to RIMS within three (3) business days acknowledging the change thoughout all GM systems.  Some examples of acceptable situations are errors due to GM VOMS order editing tables and customer/dealer order entry (Note:  Examples listed are not intended to be an inclusive list of acceptable reasons for change.  Other reasons may also be valid).

General Motors will make every effort to accommodate requests to rectify errors in program status.  General Motors cannot correct program status errors outside of its control. It is the responsibility of the rental customer to identify such problems and make request on a VIN detail basis prior to entering a grounding record in RIMS.  Changes will not be considered after the vehicle has a valid grounding record.

Request for program change on 2012 model year vehicles must be made prior to December 31, 2013 and 15 business days prior to a valid grounding record in RIMS.  No change will be considered on in-service vehicles outside of this policy.

8.           GENERAL PROGRAM GUIDELINES:
A.	General Motors defines a rental vehicle as:
a.
"The bona fide rental of a vehicle involving use and payment by a customer on an hourly, daily, weekly, or monthly basis.  Usage of any such vehicle(s) by a customer for a period of four (4) consecutive months or longer shall be deemed to constitute leasing, and not rental, and will make the vehicle ineligible for incentives."

b.
If a vehicle enrolled in the Daily Rental Purchase Program is found to be on-rent (lease) to a customer in excess of the above guideline, or if the customer consecutively rents multiple enrolled vehicles for an aggregate term of four (4) or more months, all vehicles involved in such transactions will not be considered rental and will be ineligible for incentives.  General Motors may audit the rental customer to ensure compliance with this guideline.

B.
All eligible units must be delivered to the rental customer through a General Motors dealership or a qualified drop-ship location.  Purchases or deliveries made through any other entity or individual are ineligible for payment.

C.
General Motors reserves the right to audit dealer records and disqualify any sales allowance in the event such sales do not meet the program guidelines.  All moneys improperly paid will be charged back.  Failure to comply with these guidelines may result in the dealer being disqualified for future participation in fleet programs and terminations of dealer sales and service agreement(s).

D.
Optional equipment and, in special circumstances, certain standard equipment can be added to and deleted from GM vehicles during the ordering and manufacturing process by retail, fleet and rental customers.  It is the rental customer’s responsibility to ensure that actual vehicle content is properly disclosed to a buyer or transferee when disposing of a vehicle.  Rental customers that use third party build specifications to promote the sale of their unit should be especially careful to ensure the accuracy of that data.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

E.
General Motors reserves the right to cancel, amend, revise, or revoke any program at any time based on its sole business judgments.  Final decisions in all matters relative to the interpretation of any rule or phase of this activity rest solely with General Motors.

ANY QUESTIONS REGARDING THIS PROGRAM SHOULD BE DIRECTED TO THE CUSTOMER SUPPORT CENTER AT
1-800-FLEET OP.

Attachment 1A

GM VN9 Rental Program

2012MY Minimum Equipment Guidelines
(VN9 MEG)

3/21/2011

NOTE: THIS IS ATTACHMENT 1A
(Min. Equip. Guidelines Referenced in Both Programs)

Spec Writer - Customer Notes

"All 2011 models are available with VN9 EXCEPT - Cab Chassis and HHR Panel Van.  Models reflected in the VN9 file tabs have minimum equipment requirements that maybe upgraded, but not downgraded; all other models are without option restrictions."

"The packages, trim levels, and equipment specified in the VN9 Minimum Equipment Specifications are the minimum standards required for repurchase rental vehicles.  Rental customers have the opportunity to upgrade to higher levels of content, at their discretion:  e.g. 1SC to 1SD.  They may not downgrade; e.g. 1SC to 1SB.  Order management files should be set up to allow for possible upgrades."

I.      Color Availability - All Brands:
Color Availability is determined on a brand basis.  Please refer to the available colors listed on each Tab of the MEG
As colors "Build Out," please use all authorized remaining colors that are available.  Spread the penetration of the deleted color(s) evenly over all remaining colors.  Updates will not be made to the MEG during "Build Out" for color deletions.

New paint colors and extra cost colors have a limited availability at start of production.

II.      OnStar/XM Delete Availability - All Brands:
OnStar delete where available was being forced on by GM on some truck models in error.  I have corrected that issue.  OnStar will no longer be forced on by GM systems as of 8/23/2007.  This error may have also effected units that OnStar Delete was not specifically allowed in the MEG.  Effective immediately all units MUST follow min equipment guidelines.  All models with OnStar STD are ineligible for OnStar Delete UNLESS specifically stated in the MEG that OnStar Delete is authorized.

Please be advised .....should OnStar Delete be available in the GM Order Guide but not authorized in the MEG, Customers should NOT order the Delete Option.  Units not following the MEG are subject to penalty under program terms.  System acceptance of a delete option not expressly allowed in the MEG does not constitute approval to deviate from the MEG.

The use of XM Delete follows the same rules as On Star Delete listed above.

III.                 Package Discount Availability - All Brands:
"VN9 units are EXCLUDED from ANY and ALL package discounts."

IV.                 Safety Options - All Brands
Please be advised .....should any delete for safety related standard features be available in the GM Order Guide and  not authorized in the MEG, Customers should NOT order the Delete Option.  Units not following the MEG are subject to penalty under program terms.  System acceptance of a delete option not expressly allowed in the MEG does not constitute approval to deviate from the MEG.  (See OnStar Note Above For OnStar Delete) (This requirement is for ALL Repurchase & Risk Units)

V.      SEO Availability - All Brands:
"Special Equipment Options and Special Equipment Paint (SEO Equipment) are NOT available on VN9 Repurchase Vehicles."

2012 MY Repurchase Rental Minimum Equipment (VN9) Change Log

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
System Load Date

Date	Brand	Veh/Tab	Model	Change Comments
3/8/2011	Chev	Impala	1FL	Reduced AN3 Bench Seat to 0%
3/11/2011	Buick	Enclave	1XL	Changed equipment group from 1XL to 1SL for 12MY
3/17/2011	Buick	Regal	CXL - RL4	Changed equipment group from CXL - RL4 to 1SN w/ sunroof as a required option for 12MY
4/4/2011	Chev	Camaro	1EF37 & 1EH37	Changed RPO code for spare tire and wheel from N65 to ZCZ
4/14/2011	Buick	Lacrosse	CXL and CXS	Changed equipment group from CXL & CXS to 1SR, 1SN, 1ST for 12MY
4/19/2011	Chev	Impala	1FL	1FL is not available for start of production. 2FL is increased to 60%.
4/19/2011	Buick	Lacrosse	All	12 MY Lacrosse has new packaging and PEG nomenclature
5/5/2011	Chev	Equinox		Removal of Q6D Wheel
5/5/2011	Cadillac	CTS	1SF Sedan	Removal of Q5W Wheel
5/10/2011	Cadillac	CTS	All	Open up color GLH - Thunder Gray Metallic and make GBA - Black Raven N/A
5/11/2011	Cadillac	CTS	All	Add PYZ Spare Tire as available
5/11/2011	GMC	Yukon/Yukon XL	All	Removed colors 80U - Red Jewel Tintcoat and GGZ - Pure Silver Metallic Added 89U - Crystal Red Tintcoat and GAN - Quicksilver Metallic
5/12/2011	Cadillac	6DM69/6DG69 & 6DM35/6DG35	1SD	Change engine code from LF1 to LFW
5/12/2011	Cadillac	6DP47/6DH47 & 6DP69/6DH69	1SF	Change engine code from LLT to LFX
6/21/2011	Chevy	Sonic	1JW69	Increased percentage from 20% to 25%
6/21/2011	Chevy	Sonic	1Jv48	Decreased percentage from 25% to 20%
6/21/2011	Cadillac	Escalade	6C10706 1SB	Decreased trim 194 percentage from 60% to 0%
6/21/2011	Cadillac	Escalade	6C10706 1SB	Increased trim 394 percentage from 40% to 100%
7/5/2011	Chevy	Impala	All	Change percentage split from 20% 1FL, 40% 2FL, 40% LTZ to 20% 1FL, 60% 2FL, 20% LTZ for October orders
7/22/2011	Chevy	Captiva Sport	All	Remove XM Delete - U2J - 100% (Optional)

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

8/2/2011	Chevy	Sonic	All	Sunroof Constrained
8/17/2011	Buick	Enclave	All	80U Red Jewel changed to 89U Crystal Red

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
Cadillac CTS
2012MY Repurchase Rental Minimum Equipment (VN9)

Model	2 Dr Coupe RWD/AWD	4 Dr Sedan RWD/AWD	4 Dr Sedan RWD/AWD	4 Dr WAGON RWD/AWD
Model Code	6DP47/6DH47	6DM69/6DG69	6DP69/6DH69	6DM35/6DG35
Equipment Group	1SF	1SD	1SF	1SD
Volume % of Total	“***”	“***”	“***”	“***”
Standard Equipment	PREFORMANCE	LUXURY	PREFORMANCE	LUXURY
Engine	Engine 3.6L V6 - LFX	Engine 3.0L V6 - LFW	Engine 3.6L V6 - LFX	Engine 3.0L V6 - LFW
Transmission	Transmission, MX0/MX7	Transmission, MX0/MX7	Transmission, MX0/MX7	Transmission, MX0/MX7
Air Conditioning	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Air Conditioning, Rear	-------------------------------	-------------------------------	-------------------------------	-------------------------------
Steering	Power Steering	Power Steering	Power Steering	Power Steering
Brakes	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Windows	Power Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 10-Way Power Driver	Seat, 10-Way Power Driver	Seat, 10-Way Power Driver	Seat, 10-Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio AM/FM/CD/DVD - U2S	Radio AM/FM/CD - U2R	Radio AM/FM/CD/DVD - U2S	Radio AM/FM/CD - U2R
Wheels	Wheels, 17" aluminum - RUK	Wheels, 17" aluminum - Q5W		Wheels, 17" aluminum - Q5W
Floor Mats	Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Leather Bucket - AQ9	Seat, Leather Bucket - AQ9	Seat, Leather Bucket - AQ9	Seat, Leather Bucket - AQ9
Air Bags	Dual Front & Side - AY0	Dual Front & Side - AY0	Dual Front & Side - AY0	Dual Front & Side - AY0
Other	See PDW	Luxury Level One Pkg - Y40	See PDW	Luxury Level One Pkg - Y40
	-------------------------------	-------------------------------	NAV/AM/FM/RDS/MP3/CD/DVD - 10 Speaker (UAV)	-------------------------------
	Seating Package - Y44	Seating Package - Y44	Seating Package - Y44	Seating Package - Y44
	-------------------------------	-------------------------------	Performance Pkg - Y42	-------------------------------
Other	XM	XM	XM	XM
Other	OnStar	OnStar	OnStar	OnStar
Other	Tire Inflation Kit Only - No Spare Available/PYZ Spare Tire	Tire Inflation Kit - No Spare - SGC/PYZ Spare Tire	Tire Inflation Kit - No Spare - SGC/PYZ Spare Tire	Tire Inflation Kit - No Spare - SGC/PYZ Spare Tire

Required Options - 100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	2 Dr Coupe RWD/AWD	4 Dr Sedan RWD/AWD	4 Dr Sedan RWD/AWD	4 Dr WAGON RWD/AWD

Performance Package, 18" (45.7 cm) All-Season Tire, includes (T4F) HID headlamps, (T3U) fog lamps, (RT5) 18" x 8.5" (45.7 cm x 21.6 cm) aluminum wheels with premium multi-coat painted finish, (QKE) P235/50R18 V-rated all-season blackwall tires, and (FE2) sport suspension.
			-------------------------------
Performance Package, 18" (45.7 cm) All-Season Tire, includes (T4F) HID headlamps, (T3U) fog lamps, (RT5) 18" x 8.5" (45.7 cm x 21.6 cm) aluminum wheels with premium multi-coat painted finish, (QKE) P235/50R18 V-rated all-season blackwall tires, and (FE2) sport suspension.
					-------------------------------
		-------------------------------
		-------------------------------	-------------------------------	-------------------------------	Sunroof - C3U

Required Options 0% - 100%
		Sunroof - CBF - 60%	Sunroof - C3U - 60%	Sunroof - C3U - 60%	-------------------------------
		-------------------------------	-------------------------------	Nav - UAV 10%	Nav - UAV - 10%

Excluded Options - 0%
		Color GBA	Color GBA	Color GBA	Color GBA

		Manual Transmission - MN6	Manual Transmission - MN6	Manual Transmission - MN6	Manual Transmission - MN6
		-------------------------------	-------------------------------	Trim Colors AFM, AFN	-------------------------------

Exterior Colors

GBA - Black Raven		NA	NA	NA	NA
GBE - Crystal Red Tintcoat	*	30%	20%	20%	20%
GBN - White Diamond Tricoat	*	30%	25%	25%	25%
GLH - Thunder Gray ChromaFlair	*	20%	20%	20%	20%
GIM - Vanilla Latte		NA	20%	20%	20%
GLK - Black Diamond - NEW		20%	15%	15%	15%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	2 Dr Coupe RWD/AWD	4 Dr Sedan RWD/AWD	4 Dr Sedan RWD/AWD	4 Dr WAGON RWD/AWD
TOTAL	100%	100%	100%	100%
Interior Colors
AFC - Ebony/Ebony	40%	20%	20%	20%
AFD - Light Titanium/Ebony	20%	40%	40%	40%
AFE - Cocoa/Cashmere	40%	40%	40%	40%

TOTAL	100%	100%	100%	100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
Cadillac Escalade
2012MY Repurchase Rental Minimum Equipment (VN9)

Model	4 Dr Utility 2WD
Model Code	6C10706
Equipment Group	1SB
Volume % of Total	“***”
Standard Equipment	LUXURY
Engine	Engine Vortec 6200 V8 - L92
Transmission	Transmission, Automatic
Air Conditioning	Air Conditioning, Auto Tri-Zone
Air Conditioning, Rear	Air Conditioning, Rear Aux.
Steering	Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS
Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel
Seats	Seat, 14 Way Power Driver/Pass
Rear Defogger	Rear Defogger
Radio	Navigation - U3R
Wheels	Wheels, 22" aluminum - P56
Floor Mats	Floor mats
Seat Trim/Style	Seat, Leather Bucket - AN3
Air Bags	Dual Front & Side
Other	StabiliTrak
Other	Mirrors, Pwr OSRV
Other	Rear Park Assist
Other	Power Adj Pedals
Other	Assist Steps - BVU
Other	Remote Vehicle Starter
Other	Bluetooth Interface - UPF
3 Pass 3rd Row Seat - AS3
Sunroof - CF5
Other	XM
Other	OnStar

Required Options - 100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Utility 2WD
Model Code	6C10706
Equipment Group	1SB
Volume % of Total	“***”
		Rear Entertain. System - U42

Required Options 0% - 100%

Excluded Options - 0%
		Color 51U

		Color GGW

Exterior Colors
41U - Black Raven		30%
51U - Gold Mist		NA
98U - White Diamond Tricoat	*	30%
GGW - Galaxy Gray		N/A
GHA - Mocha Steel Metallic		10%
GAN - Radiant Silver Metallic - NEW	*	20%
Crystal Red Tint Coat - NEW		10%
TOTAL		100%
Interior Colors
194 - Ebony w/ Ebony Accents		N/A%
394 - Cashmere w/ Cocoa Accents		100%
415 - Cocoa / Light Linen		NA

TOTAL		100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
Cadillac SRX
2012MY Repurchase Rental Minimum Equipment (VN9)

Model	FWD	AWD
Model Code	6NG26	6NL26
Equipment Group	1SB	1SB
Volume % of Total	“***”	“***”
Standard Equipment	LUXURY	LUXURY
Engine	Engine 3.6L V6 - LFX	Engine 3.6L V6 - LFX
Transmission	6-Speed Transmission, MH2	6-Speed Transmission, MH4
Air Conditioning	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Air Conditioning, Rear	-------------------------------	-------------------------------
Airbags	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0
Steering	Power Steering	Power Steering
Brakes	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 8-Way Power Driver	Seat, 8-Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio AM/FM/CD/XM/MP3 - UYE	Radio AM/FM/CD/XM/MP3 - UYE
Wheels	Wheels, 18" aluminum - QF8	Wheels, 18" aluminum - QF8
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Leather Bucket - AQ9	Seat, Leather Bucket - AQ9
Other	StabiliTrak	StabiliTrak
Other	Adaptive Remote Start - BTV	Adaptive Remote Start - BTV
Other	Lift Gate - Rear Power	Lift Gate - Rear Power
Other	Sunroof - C3U	Sunroof - C3U
Other	Heated Seats - KA1	Heated Seats - KA1
Other	XM Radio	XM Radio
Other	Bluetooth	Bluetooth
Other	OnStar	OnStar
Required Options - 100%

Required Options 0% - 100%
	Audio Sys w/ Navigation - Incl Rear Camera (UVC) and Bose 5.1 Surround Sound (UQS) - UYS - 10%	Audio Sys w/ Navigation - Incl Rear Camera (UVC) and Bose 5.1 Surround Sound (UQS) - UYS - 10%

Excluded Options - 0%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	FWD	AWD
Model Code	6NG26	6NL26
Equipment Group	1SB	1SB
Volume % of Total	“***”	“***”
		Color GBV	Color GBV
		Color GBA	Color GBA

Exterior Colors
GAN - Radiant Silver		20%	20%
GAO - Gold Mist		NA	NA
GTS - Xenon Blue		NA	NA
GAR - Black Ice - NEW	*	20%	20%
GBA - Black Raven		NA	NA
GBE - Crystal Red Tintcoat	*	20%	20%
GBR - Platinum Ice Tricoat	*	25%	25%
GBV - Gray Flannel		NA	NA
GHA - Magna Steel - NEW		15%	15%
TOTAL		100%	100%
Interior Colors
AFA/AFC - Ebony/Titanium		25%	25%
AFB/AFD - Titanium/Ebony		25%	25%
AFE - Shale/Ebony		25%	25%
AFF - Shale/Brownstone		25%	25%

TOTAL		100%	100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
Chevrolet Sonic
2012 MY Repurchase Rental Minimum Equipment (VN9)

Model	4 Dr Sedan LT	4 Dr Sedan LTZ	5 Dr Sedan LT	5 Dr Sedan LTZ
Model Code	1JV69	1JW69	1JV48	1JW48
Equipment Group	2LT	2LZ	2LT	2LZ
Volume % of Total	“***”	“***”	“***”	“***”
Standard Equipment
Engine	Engine 1.8L L4 - LUW	Engine 1.8L L4 - LUW	Engine 1.8L L4 - LUW	Engine 1.8L L4 - LUW
Transmission	Transmission, Automatic - MH9	Transmission, Automatic - MH9	Transmission, Automatic - MH9	Transmission, Automatic - MH9
Air Conditioning	Air Conditioning	Air Conditioning	Air Conditioning	Air Conditioning
Steering	Power Steering	Power Steering	Power Steering	Power Steering
Brakes	Power ABS Brakes	Power ABS Brakes	Power ABS Brakes	Power ABS Brakes
Windows	Power Windows - AXG	Power Windows - AXG	Power Windows - AXG	Power Windows - AXG
Door Locks	Power Locks - AU3	Power Locks - AU3	Power Locks - AU3	Power Locks - AU3
Cruise Control	-------------------------------	Cruise Control - K34	-------------------------------	Cruise Control - K34
Tilt Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel
Seats	Manual	Manual	Manual	Manual
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio AM/FM/XM/CD - US8	Radio AM/FM/CD/XM/USB - UH7	Radio AM/FM/XM/CD - US8	Radio AM/FM/CD/XM/USB - UH7
Other	Wheels, 15" painted alloy	Wheels, 17" painted alloy	Wheels, 15" painted alloy	Wheels, 17" painted alloy
Other	Seat, Cloth Bucket	Seat, Heated Leatherette Bucket	Seat, Cloth Bucket	Seat, Heated Leatherette Bucket
Other	OnStar - UE1	OnStar - UE1	OnStar - UE1	OnStar - UE1
Other	Remote Keyless Entry	Remote Keyless Entry	Remote Keyless Entry	Remote Keyless Entry
Other	XM U2K	XM U2K	XM U2K	XM U2K
Other	Floor Mats - B37	Floor Mats - B37	Floor Mats - B37	Floor Mats - B37
Other		Bluetooth for Phone		Bluetooth for Phone
Other		Steering Wheel Controls		Steering Wheel Controls
Other		Remote Start - BTV	Rear Spoiler	Rear Spoiler
Other		Leather Steering Wheel		Leather Steering Wheel
Other				Remote Start - BTV

Required Options - 100%	Front License Plate bracket - VKD	Front License Plate bracket - VKD	Front License Plate bracket - VKD	Front License Plate bracket - VKD

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Sedan LT	4 Dr Sedan LTZ	5 Dr Sedan LT	5 Dr Sedan LTZ
Model Code	1JV69	1JW69	1JV48	1JW48
Equipment Group	2LT	2LZ	2LT	2LZ
Volume % of Total	“***”	“***”	“***”	“***”

Required Options 0% - 100%
		16" alloy wheels and foglamps - PDV - 50%		16" alloy wheels and foglamps - PDV - 50%
		OnStar Delete - UE0 - 20%		OnStar Delete - UE0 - 20%
		Connectivity and Cruise Package: Cruise Ctl (K34), remote start ,USB, BT - UH7 radio - 80%*		Connectivity and Cruise Package: Cruise Ctl (K34), remote start ,USB, BT - UH7 radio - 80%*
		* not available with UE0 OnStar Delete	Sunroof -- CF5 -- 50%	* not available with UE0 OnStar Delete	Sunroof -- CF5 -- 50%
Excluded Options - 0%

Exterior Colors
Silver Ice Metallic	GAN	25%	25%	25%	25%
Summit White	GAZ	25%	25%	25%	25%
Black	GBA	25%	25%	20%	20%
Crystal Red Metallic Tintcoat2 (Extra Cost)	GBE	15%	15%	10%	10%
Victory Red	GCN	5%	5%	10%	10%
Inferno Orange Metallic (Extra Cost)	GCR	5%	5%	10%	10%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Sedan LT	4 Dr Sedan LTZ	5 Dr Sedan LT	5 Dr Sedan LTZ
Model Code	1JV69	1JW69	1JV48	1JW48
Equipment Group	2LT	2LZ	2LT	2LZ
Volume % of Total	“***”	“***”	“***”	“***”
TOTAL	100%	100%	100%	100%
Interior Colors
ABY Jet Black w/ DarK TITANIUM Cloth	50%	NA	50%	NA
ACB - BRICK Cloth	NA	NA	NA	NA
ACC DarK TITANIUM with Very Dark Pewter Cloth	50%	NA	50%	NA
ACI Jet Black w/ DarK TITANIUM Heated Leatherette	NA	45%	NA	45%
ADN - Brick Heated Leatherette	NA	10%	NA	10%
ADP Dark TITANIUM with Very Dark Pewter Heated Leatherette	NA	45%	NA	45%

TOTAL	100%	100%	100%	100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
Chevrolet Sonic
2012 MY Repurchase Rental Minimum Equipment (VN9)

Model	4 Dr Sedan LT	4 Dr Sedan LTZ	5 Dr Sedan LT	5 Dr Sedan LTZ
Model Code	1JV69	1JW69	1JV48	1JW48
Equipment Group	2LT	2LZ	2LT	2LZ
Volume % of Total	“***”	“***”	“***”	“***”
Standard Equipment
Engine	Engine 1.8L L4 - LUW	Engine 1.8L L4 - LUW	Engine 1.8L L4 - LUW	Engine 1.8L L4 - LUW
Transmission	Transmission, Automatic - MH9	Transmission, Automatic - MH9	Transmission, Automatic - MH9	Transmission, Automatic - MH9
Air Conditioning	Air Conditioning	Air Conditioning	Air Conditioning	Air Conditioning
Steering	Power Steering	Power Steering	Power Steering	Power Steering
Brakes	Power ABS Brakes	Power ABS Brakes	Power ABS Brakes	Power ABS Brakes
Windows	Power Windows - AXG	Power Windows - AXG	Power Windows - AXG	Power Windows - AXG
Door Locks	Power Locks - AU3	Power Locks - AU3	Power Locks - AU3	Power Locks - AU3
Cruise Control	-------------------------------	Cruise Control - K34	-------------------------------	Cruise Control - K34
Tilt Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel
Seats	Manual	Manual	Manual	Manual
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio AM/FM/XM/CD - US8	Radio AM/FM/CD/XM/USB - UH7	Radio AM/FM/XM/CD - US8	Radio AM/FM/CD/XM/USB - UH7
Other	Wheels, 15" painted alloy	Wheels, 17" painted alloy	Wheels, 15" painted alloy	Wheels, 17" painted alloy
Other	Seat, Cloth Bucket	Seat, Heated Leatherette Bucket	Seat, Cloth Bucket	Seat, Heated Leatherette Bucket
Other	OnStar - UE1	OnStar - UE1	OnStar - UE1	OnStar - UE1
Other	Remote Keyless Entry	Remote Keyless Entry	Remote Keyless Entry	Remote Keyless Entry
Other	XM U2K	XM U2K	XM U2K	XM U2K
Other	Floor Mats - B37	Floor Mats - B37	Floor Mats - B37	Floor Mats - B37
Other		Bluetooth for Phone		Bluetooth for Phone
Other		Steering Wheel Controls		Steering Wheel Controls
Other		Remote Start - BTV	Rear Spoiler	Rear Spoiler
Other		Leather Steering Wheel		Leather Steering Wheel
Other				Remote Start - BTV
	Front License Plate bracket - VKD	Front License Plate bracket - VKD	Front License Plate bracket - VKD	Front License Plate bracket - VKD
Required Options - 100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Sedan LT	4 Dr Sedan LTZ	5 Dr Sedan LT	5 Dr Sedan LTZ
Model Code	1JV69	1JW69	1JV48	1JW48
Equipment Group	2LT	2LZ	2LT	2LZ
Volume % of Total	“***”	“***”	“***”	“***”

Required Options 0% - 100%
		16" alloy wheels and foglamps - PDV - 50%		16" alloy wheels and foglamps - PDV - 50%
		OnStar Delete - UE0 - 20%		OnStar Delete - UE0 - 20%
		Connectivity and Cruise Package: Cruise Ctl (K34), remote start ,USB, BT - UH7 radio - 80%*		Connectivity and Cruise Package: Cruise Ctl (K34), remote start ,USB, BT - UH7 radio - 80%*
		* not available with UE0 OnStar Delete		* not available with UE0 OnStar Delete
Excluded Options - 0%			Sunroof -- CF5 -- 0%		Sunroof -- CF5 -- 0%

Exterior Colors
Silver Ice Metallic	GAN	25%	25%	25%	25%
Summit White	GAZ	25%	25%	25%	25%
Black	GBA	25%	25%	20%	20%
Crystal Red Metallic Tintcoat2 (Extra Cost)	GBE	15%	15%	10%	10%
Victory Red	GCN	5%	5%	10%	10%
Inferno Orange Metallic (Extra Cost)	GCR	5%	5%	10%	10%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Sedan LT	4 Dr Sedan LTZ	5 Dr Sedan LT	5 Dr Sedan LTZ
Model Code	1JV69	1JW69	1JV48	1JW48
Equipment Group	2LT	2LZ	2LT	2LZ
Volume % of Total	“***”	“***”	“***”	“***”
TOTAL	100%	100%	100%	100%
Interior Colors
ABY Jet Black w/ DarK TITANIUM Cloth	50%	NA	50%	NA
ACB - BRICK Cloth	NA	NA	NA	NA
ACC DarK TITANIUM with Very Dark Pewter Cloth	50%	NA	50%	NA
ACI Jet Black w/ DarK TITANIUM Heated Leatherette	NA	45%	NA	45%
ADN - Brick Heated Leatherette	NA	10%	NA	10%
ADP Dark TITANIUM with Very Dark Pewter Heated Leatherette	NA	45%	NA	45%

TOTAL	100%	100%	100%	100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
Chevrolet Camaro
2012MY Repurchase Rental Minimum Equipment (VN9)

Model
Model Code	1EF37	1EH37	1ET37
Equipment Group	1LT	2LT	2SS
Volume % of Total	“***”	“***”	“***”
Standard Equipment
Engine	Engine 3.6L (V6) - LLT	Engine 3.6L (V6) - LLT	Engine 6.2L (V8) - LS3
Transmission	6 Spd Manual - MN6	6 Spd Manual - MN6	6 Spd Manual - MN6
Brakes	4 - Wheel Disc Antilock	4 - Wheel Disc Antilock	4 - Wheel Disc Antilock
Steering	Power Steering	Power Steering	Power Steering
Airbags	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0
Air Conditioning	Single-zone Manual - C67	Single-zone Manual - C67	Single-zone Manual - C67
Radio	Radio AM/FM/CD/MP3 - UYE	Radio AM/FM/CD/MP3 - UYE	Radio AM/FM/CD/MP3 - UYE
XM Radio	XM - U2K	XM - U2K	XM - U2K
Bluetooth for phone	Available Only w/SRJ	Bluetooth - UPF	Bluetooth - UPF
Cruise Control	STD	STD	STD
Door Locks	Power Programmable	Power Programmable	Power Programmable
Rear Defogger	STD	STD	STD
Floor Mats	STD - front	STD - front	STD - front
OnStar	OnStar - UE1	OnStar - UE1	OnStar - UE1
Seats Adjuster	Driver 6 Way Power - AAM	Driver 6 Way Power - AAM	Driver 6 Way Power - AAM
Seats Trim/Style	Seat, Sport Bucket (Cloth) - AE4	Seat, Sport Bucket (Leather) - AE4	Seat, Sport Bucket (Leather) - AE4
Seats Heated	NA	Included - KA1	Included - KA1
Steering Column	Manual rake and telescopic	Manual rake and telescopic	Manual rake and telescopic
Windows	Power	Power	Power
Spoiler, rear	Available Only w/WRS	Available Only w/WRS	STD
Wheels	Wheels, 18" Painted Aluminum - PZ3	Wheels, 19" Painted Aluminum - PZ5	Wheels, 20" Painted Aluminum - Q9K
Stabilitrak	STD	STD	STD
Open	-------------------------------	Heads Up Display - UVC	Heads Up Display - UVC
***See Order Guide For Complete Detail***
Required Options - 100%
	Transmission, Automatic - MX0	Transmission, Automatic - MX0	Transmission, Automatic - MX0
	ZCZ - Spare Tire and Wheel	ZCZ - Spare Tire and Wheel	SGC - Spare Tire and Wheel Not Desired
	-------------------------------	-------------------------------	Engine 6.2L (V8) - L99
Required Options 0% - 100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model
Model Code	1EF37	1EH37	1ET37
Equipment Group	1LT	2LT	2SS
Volume % of Total	“***”	“***”	“***”
		Wheels, 19" Bright Aluminum - Q9B - 50%	Wheels, 19" Bright Aluminum - Q9B - 50%	Wheels, 20" Polished Aluminum - Q9J - 50%
		Sunroof - CF5 - 50%	Sunroof - CF5 - 50%	Sunroof - CF5 - 50%
		RS Exterior Pkg (WRS) - 33%	RS Exterior Pkg (WRS) - 40%	RS Exterior Pkg (WRS) - 100%
Excluded Options - 0%
		Color GAQ	Color GAQ	Color GAQ
		Color GAZ	Color GAZ	Color GAZ
		Color GBV	Color GBV	Color GBV

Exterior Colors
GAN - Silver Ice Metallic		15%	20%	15%
GAP - Imperial Blue Metallic		10%	10%	10%
GAQ - Red Jewel Tintcoat	*	NA	NA	NA
GAZ - Summit White		NA	NA	NA
GBA - Black		15%	15%	15%
GBV - Cyber Gray Metallic		NA	NA	NA
GCN - Victory Red		20%	20%	20%
GCO - Rally Yellow		25%	25%	25%
GCR - Inferno Orange Metallic	*	15%	15%	15%

TOTAL		100%	105%	100%
Interior Colors
AFC/AFF/AFM - Back		50%	50%	50%
AFE/AFH/AFO - Beige		0%	0%	0%
AFD/AFG/AFN - Gray		50%	50%	50%
AFI/AAY - Inferno Orange		NA	0%	0%

TOTAL		100%	100%	100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
Chevrolet Camaro Convertible (Restricted Product) - RESTRICTED
2011 MY Repurchase Rental Minimum Equipment (VN9)

Model
Model Code	1EF67	1EH67	1ET67
Equipment Group	1LT	2LT	2SS
Volume % of Total	“***”	“***”	“***”
Standard Equipment
Engine	Engine 3.6L (V6) - LLT	Engine 3.6L (V6) - LLT	Engine 6.2L (V8) - LS3
Transmission	6 Spd Manual - MN6	6 Spd Manual - MN6	6 Spd Manual - MN6
Brakes	4 - Wheel Disc Antilock	4 - Wheel Disc Antilock	4 - Wheel Disc Antilock
Steering	Power Steering	Power Steering	Power Steering
Airbags	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0
Air Conditioning	Single-zone Manual - C67	Single-zone Manual - C67	Single-zone Manual - C67
Radio	Radio AM/FM/CD/MP3 - UYE	Radio AM/FM/CD/MP3 - UYE	Radio AM/FM/CD/MP3 - UYE
XM Radio	XM - U2K	XM - U2K	XM - U2K
Bluetooth for phone	Available Only w/SRJ	Bluetooth - UPF	Bluetooth - UPF
Cruise Control	STD	STD	STD
Door Locks	Power Programmable	Power Programmable	Power Programmable
Rear Defogger	STD	STD	STD
Floor Mats	STD - front	STD - front	STD - front
OnStar	OnStar - UE1	OnStar - UE1	OnStar - UE1
Seats Adjuster	Driver 6 Way Power - AAM	Driver 6 Way Power - AAM	Driver 6 Way Power - AAM
Seats Trim/Style	Seat, Sport Bucket (Cloth) - AE4	Seat, Sport Bucket (Leather) - AE4	Seat, Sport Bucket (Leather) - AE4
Seats Heated	NA	Included - KA1	Included - KA1
Steering Column	Manual rake and telescopic	Manual rake and telescopic	Manual rake and telescopic
Windows	Power	Power	Power
Spoiler, rear	Available Only w/WRS	Available Only w/WRS	STD
Wheels	Wheels, 18" Painted Aluminum - RQH	Wheels, 19" Painted Aluminum - RVB	Wheels, 20" Painted Aluminum - R3Z
Stabilitrak	STD	STD	STD
Open	-------------------------------	Heads Up Display - UVC	Heads Up Display - UVC
***See Order Guide For Complete Detail***
Required Options - 100%
	Transmission, Automatic - MX0	Transmission, Automatic - MX0	Transmission, Automatic - MX0
SGC - Spare Tire and Wheel Not Desired
	-------------------------------	-------------------------------	Engine 6.2L (V8) - L99
Required Options 0% - 100%		N65 - Spare Tire and Wheel - 50%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model
Model Code	1EF67	1EH67	1ET67
Equipment Group	1LT	2LT	2SS
Volume % of Total	“***”	“***”	“***”
		Wheels, 19" Bright Aluminum - RVD - 50%	Wheels, 19" Bright Aluminum - RVD - 30%	Wheels, 20" Polished Aluminum -R40 - 50%
		-------------------------------	RS Package - 70%
		N65 - Spare Tire and Wheel - 50%
Excluded Options - 0%
		Color GAQ	Color GAQ	Color GAQ
		Color GAZ	Color GAZ	Color GAZ
		Color GBV	Color GBV	Color GBV

Exterior Colors
GAN - Silver Ice Metallic		15%	15%	15%
GAP - Imperial Blue Metallic		10%	10%	10%
GAQ - Red Jewel Tintcoat	*	NA	NA	NA
GAZ - Summit White		NA	NA	NA
GBA - Black		10%	10%	10%
GBV - Cyber Gray Metallic		NA	NA	NA
GCN - Victory Red		20%	20%	20%
GCO - Rally Yellow		25%	25%	25%
GCR - Inferno Orange Metallic	*	20%	20%	20%

TOTAL		100%	100%	100%
Interior Colors
AFC/AFF/AFM - Back		50%	50%	50%
AFE/AFH/AFO - Beige		0%	0%	0%
AFD/AFG/AFN - Gray		50%	50%	50%
AFI/AAY - Inferno Orange		NA	0%	0%

TOTAL		100%	100%	100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
Chevrolet Corvette
2012MY Repurchase Rental Minimum Equipment (VN9)

Model	Coupe	Convertible
Model Code	1YY07	1YY67
Equipment Group	3LT	3LT
Volume % of Total	“***”	“***”
Standard Equipment
Engine	Engine, V8 SFI - LS3	Engine, V8 SFI - LS3
Transmission	Transmission, 6-spd manual - MN6	Transmission, 6-spd manual - MN6
Air Conditioning	Air Conditioning, dual zone	Air Conditioning, dual zone
Steering	Power Steering	Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Power Telescopic Tilt Steering Wheel	Power Telescopic Tilt Steering Wheel
Seats	Seat, 6 Way Power Driver/Pass	Seat, 6 Way Power Driver/Pass
Rear Defogger	Rear Defogger	Rear Defogger
Roof	Roof Panel - CF7	Convertible Top - CM7
Radio	AM/FM/6CD-US9	AM/FM/6CD-US9
Wheels	18" Wheels, 5-spoke, painted alum-QG6	18" Wheels, 5-spoke, painted alum-QG6
Floor Mats	Floor mats - B34	Floor mats - B34
Seat Trim/Style	Sport Bucket, Leather - AQ9	Sport Bucket, Leather - AQ9
Other	Head-Up Display-UV6	Head-Up Display-UV6
Other	Heated Seats-KA1	Heated Seats-KA1
Other	Steering Wheel Controls-UK3	Steering Wheel Controls-UK3
Other	XM	XM
Other	OnStar	OnStar

Required Options - 100%
UE0/U2J - Not Available
	Transmission, 6-spd paddle shift w/automatic modes - MYC	Transmission, 6-spd paddle shift w/automatic modes - MYC
	18" Wheels, 5-spoke, Chrome Alum - QX3	18" Wheels, 5-spoke, Chrome Alum - QX3

Required Options 0% - 100%
	Dual Mode Performance Exhaust - NPP - 60%	Dual Mode Performance Exhaust - NPP - 60%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	Coupe	Convertible
Model Code	1YY07	1YY67
Equipment Group	3LT	3LT
Volume % of Total	“***”	“***”

Excluded Options - 0%

		Color 57U	Color 57U
		Color 85U	Color 85U
		Color 89U	Color 89U

Exterior Colors
10U - Arctic White		10%	10%
17U - Blade Silver Metallic		20%	20%
41U - Black		15%	15%
45U - Velocity Yellow		20%	20%
57U - Cyber Gray Metallic		NA	NA
70U - Red		35%	35%
~~85U - Jetstream Blue Metallic~~		~~NA~~	~~NA~~
89U - Crystal Red Metallic	*	NA	NA

		100%	100%
Interior Colors
023/026 - Red		NA	NA
193 - Ebony		35%	35%
313/316 - Cashmere		30%	30%
843/846 - Titanium Gray		35%	35%

TOTAL		100%	100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
Chevrolet Cruze
2012MY Repurchase Rental Minimum Equipment (VN9)

Model	4 Dr Sedan 1FL	4 Dr Sedan 2LT	4 Dr Sedan 1LZ
Model Code	1PX69	1PX69	1PW69
Equipment Group	1FL	2LT	LTZ
Volume % of Total	“***”	“***”	“***”
Standard Equipment
Engine	ECOTEC Turbo 1.4L - LUJ	ECOTEC Turbo 1.4L - LUJ	ECOTEC Turbo 1.4L - LUJ
Transmission	6-Spd Automatic - MH8	Transmission, 6-Spd. Auto - MH8	Transmission, 6-Spd. Auto - MH8
Air Conditioning	Air Conditioning	Air Conditioning	Air Conditioning
Air Conditioning, Rear	-------------------------------	-------------------------------	-------------------------------
Airbags	Front, Front and Rear Side Impact and Roof Rail - AYF	Front, Front and Rear Side Impact and Roof Rail - AYF	Front, Front and Rear Side Impact and Roof Rail - AYF
Airbags	Front Knee	Front Knee	Front Knee
Steering	Power Steering	Power Steering	Power Steering
Brakes	Power Brakes	Power Brakes w/ ABS	Power Brakes
Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	-------------------------------	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Manual	Power	Power
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio AM/FM/CD/MP3 - UYE	Radio AM/FM/CD/MP3 - UYE	Radio AM/FM/CD/MP3 - UYE
Wheels	Wheels, 16" Alloy - WR6	Wheels, 17" 5 Spoke Alloy - RBU	Wheels, 18" Alloy - PZV
Floor Mats	-------------------------------	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Cloth Bucket	Seat, Heated Leather Bucket - KA1	Seat, Heated Leather Bucket - KA1
Other	Tire Inflation Kit - No Spare	Compact Spare - RU5	Compact Spare - RU5
Other	-------------------------------	XM	XM
Other	-------------------------------	OnStar	OnStar

Required Options - 100%
	Compact Spare - RU5	STD	STD
	Cruise Control - K34	STD	STD
	Floor Mats -B34	STD	STD
		XM Delete - U2J	-------------------------------

Required Options 0% - 100%
	-------------------------------	CF5 Sunroof - 35%	CF5 Sunroof - 50%
	-------------------------------	PDZ Appearance Pkg. - 35%	PDZ Appearance Pkg. - 50%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Sedan 1FL	4 Dr Sedan 2LT	4 Dr Sedan 1LZ
Model Code	1PX69	1PX69	1PW69
Equipment Group	1FL	2LT	LTZ
Volume % of Total	“***”	“***”	“***”

Excluded Options - 0%
		Color GTS	Color GTS	Color GTS
		Color GGT	Color GGT	Color GGT

Exterior Colors
GAN - Silver Ice Metallic		25%	15%	15%
GAO - Gold Mist Metallic		10%	10%	10%
GAP - Imperial Blue Metallic		NA	NA	NA
GAR - Black Granite Metallic		10%	25%	25%
GBE - Crystal Red Tintcoat		25%	20%	25%
GAZ - Summit White		20%	10%	10%
GGW - Taupe Grey Metallic	*	10%	10%	10%
GLF - Ice Blue Metallic		NA	NA	NA
GCN - Victory Red(Requires PDZ)		N/A	10%	5%
GGT - Autumn Metallic		N/A	N/A	N/A

TOTAL		100%	100%	100%
Interior Colors
AFF - Jet Black Cloth		60%	NA	-------------------------------
AFC - Jet Black/Medium Titanium Cloth		30%	-------------------------------	-------------------------------
AFG - Jet Black/Sport Red Cloth		10%	-------------------------------	-------------------------------
AFK - Cocoa/Light Neutral Leather		-------------------------------	30%	-------------------------------
AFO - Jet Black Leather		-------------------------------	35%	-------------------------------
ACB - Cocoa/Light Neutral Leather w/PDZ		-------------------------------	-------------------------------	-------------------------------
ACC - Jet Black Leather w/ PDZ		-------------------------------	35%	-------------------------------
AAY - Coco/Light Neutral Leather		-------------------------------	-------------------------------	60%
AAW - Jet Black Leather		-------------------------------	-------------------------------	40%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Sedan 1FL	4 Dr Sedan 2LT	4 Dr Sedan 1LZ
Model Code	1PX69	1PX69	1PW69
Equipment Group	1FL	2LT	LTZ
Volume % of Total	“***”	“***”	“***”
TOTAL	100%	100%	100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
Chevrolet Equinox
2012MY Repurchase Rental Minimum Equipment (VN9)

Model	4 Dr Utility FWD	4 Dr Utility FWD	4 Dr Utility AWD	4 Dr Utility AWD	4 Dr Utility AWD
Model Code	1LH26	1LH26	1LK26	1LK26	1LM26
Equipment Group	1LT	2LT	1LT	2LT	1LZ
Volume % of Total	“***”	“***”	“***”	“***”	“***”
Standard Equipment
Engine	Engine 2.4 L - LAF	Engine 2.4 L - LAF	Engine 2.4 L - LAF	Engine 2.4 L - LAF	Engine 2.4 L - LAF
Transmission	6-Speed Automatic	6-Speed Automatic	6-Speed Automatic	6-Speed Automatic	6-Speed Automatic
Air Conditioning	Air Conditioning	Auto HVAC	Air Conditioning	Auto HVAC	Auto HVAC
Air Conditioning, Rear	-------------------------------	-------------------------------	-------------------------------	-------------------------------	-------------------------------
Steering	Variable Electric Power Steering	Variable Electric Power Steering	Variable Electric Power Steering	Variable Electric Power Steering	Variable Electric Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power w/ Express Down on all doors	Power w/ Express Down on all doors	Power w/ Express Down on all doors	Power w/ Express Down on all doors	Power w/ Express Down on all doors
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt & Telescoping Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel
Seats	Manual Driver w/power Hgt & Lumbar	Seat, 8-Way Power Driver	Manual Driver w/power Hgt & Lumbar	Seat, 8-Way Power Driver	Seat, 8-Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio AM/FM/XM/CD/MP3 - UYE	Radio AM/FM/XM/CD/MP3 - UYE	Radio AM/FM/XM/CD/MP3 - UYE	Radio AM/FM/XM/CD/MP3 - UYE	Radio AM/FM/XM/CD/MP3 - UYE
Wheels	Wheels, 17" aluminum - RSB	Wheels, 17" aluminum - RSB	Wheels, 17" aluminum - RSB	Wheels, 17" aluminum - RSB	Wheels, 17" aluminum - RSB
Floor Mats	Floor Mats	Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Cloth Bucket	Heated Seat, Cloth Bucket	Seat, Cloth Bucket	Heated Seat, Cloth Bucket	Heated Seat, Bucket
Airbags	Frt Side and Frt/RR Head Curtain	Frt Side and Frt/RR Head Curtain	Frt Side and Frt/RR Head Curtain	Frt Side and Frt/RR Head Curtain	Frt Side and Frt/RR Head Curtain

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Utility FWD	4 Dr Utility FWD	4 Dr Utility AWD	4 Dr Utility AWD	4 Dr Utility AWD
Model Code	1LH26	1LH26	1LK26	1LK26	1LM26
Equipment Group	1LT	2LT	1LT	2LT	1LZ
Volume % of Total	“***”	“***”	“***”	“***”	“***”
Other	-------------------------------	-------------------------------	-------------------------------	-------------------------------	Perforated Leather Seating - Included and only available with (AFL), (AFM), or (AFN) - EAL
Other	StabiliTrak	StabiliTrak	StabiliTrak	StabiliTrak	StabiliTrak
Other	OnStar	OnStar	OnStar	OnStar	OnStar
Other	XM	XM	XM	XM	XM
Other	Bluetooth	Bluetooth	Bluetooth	Bluetooth	Bluetooth

Required Options - 100%
	-------------------------------	Perforated Leather Seating - Included and only available with (AFL), (AFM), or (AFN) - EAL	-------------------------------	Perforated Leather Seating - Included and only available with (AFL), (AFM), or (AFN) - EAL	Sunroof - CF5
	-------------------------------	-------------------------------	-------------------------------	-------------------------------	Engine 3.0L V6 w/Flex Fuel - LFW

Required Options 0% - 100%
	Sunroof - CF5 - 20%	Sunroof - CF5 - 50%	Sunroof - CF5 - 20%	Sunroof - CF5 - 50%	-------------------------------
	-------------------------------	Engine 3.0L V6 w/Flex Fuel - LFW -25% (LFW Engine reqs 18" AL Whl-Q6D)	-------------------------------	Engine 3.0L V6 w/Flex Fuel - LFW -25%	-------------------------------
	XM Delete - U2J - 100% (Optional)		XM Delete - U2J 100% - (Optional)
	Driver Convenience Package - Includes (BTV) remote vehicle starter system, (AE8) 8-way power front seat adjuster and (UVC) rearview camera system - PDD - 50%	-------------------------------	Driver Convenience Package - Includes (BTV) remote vehicle starter system, (AE8) 8-way power front seat adjuster and (UVC) rearview camera system - PDD - 50%	-------------------------------	-------------------------------

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Utility FWD	4 Dr Utility FWD	4 Dr Utility AWD	4 Dr Utility AWD	4 Dr Utility AWD
Model Code	1LH26	1LH26	1LK26	1LK26	1LM26
Equipment Group	1LT	2LT	1LT	2LT	1LZ
Volume % of Total	“***”	“***”	“***”	“***”	“***”
Excluded Options - 0%
		OnStar Delete - UE0		OnStar Delete - UE0
		Color GAR	Color GAR	Color GAR	Color GAR	Color GAR
		Color GAO	Color GAO	Color GAO	Color GAO	Color GAO
		Color GLB	Color GLB	Color GLB	Color GLB	Color GLB
Exterior Colors
GAN - Silver Ice Metallic		25%	25%	25%	25%	25%
GAO- Gold Mist Metallic		NA	NA	NA	NA	NA
GAR - Black Granite Metallic	*	NA	NA	NA	NA	NA
GAZ - Olympic White - NEW		25%	25%	25%	25%	25%
GBV - Cyber Gray Metallic		20%	20%	20%	20%	20%
GHA - Mocha Steel Metallic		20%	20%	20%	20%	20%
GIS - Cardinal Red Metallic		10%	10%	10%	10%	10%
GLB - Twilight Blue Metallic - NEW		NA	NA	NA	NA	NA

TOTAL		100%	100%	100%	100%	100%
Interior Colors
AFK/AFM - Jet Black/Lt. Titanium		50%	30%	50%	30%	30%
AFJ/AFL - Jet Black		50%	50%	50%	50%	50%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Utility FWD	4 Dr Utility FWD	4 Dr Utility AWD	4 Dr Utility AWD	4 Dr Utility AWD
Model Code	1LH26	1LH26	1LK26	1LK26	1LM26
Equipment Group	1LT	2LT	1LT	2LT	1LZ
Volume % of Total	“***”	“***”	“***”	“***”	“***”
AFN Jet Black/Brownstone	NA	20%	NA	20%	20%

TOTAL	100%	100%	100%	100%	100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
Chevrolet Captiva
2012MY Repurchase Rental Minimum Equipment (VN9)

Model	CAPTIVA	CAPTIVA	CAPTIVA
Model Code	1LD26	1LE26	1LW26
Equipment Group	2LS - FWD	1LT - FWD	1LZ - AWD
Volume % of Total	“***”	“***”	“***”
Standard Equipment
Engine	LEA	Engine 3.0L V6 - LFW	Engine 3.0L V6 - LFW
Transmission	6-Speed Automatic	6-Speed Automatic	6-Speed Automatic
Air Conditioning	Auto Controls	Auto Controls	Auto Controls
Steering	Variable Electric Power Steering	Variable Electric Power Steering	Variable Electric Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power w/ Express Down on all doors	Power w/ Express Down on all doors	Power w/ Express Down on all doors
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt & Telescoping Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel
Seats	8 Way Power - AE8	8 Way Power - AE8	Seat, 8-Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio AM/FM/XM/CD/MP3 - UYE	Radio AM/FM/XM/CD/MP3 - UYE	Radio AM/FM/XM/CD/MP3 - UYE
Wheels	Wheels, 17" aluminum - RSB	Wheels, 17" aluminum - RVF	Wheels, 17" aluminum - RVF
Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Cloth Bucket	Seat, Cloth Bucket	Heated Seat, Bucket
Airbags	Frt Side and Frt/RR Head Curtain	Frt Side and Frt/RR Head Curtain	Frt Side and Frt/RR Head Curtain
Other	Leather Grip Steering Wheel w / Radio Contorls	Leather Grip Steering Wheel w / Radio Contorls	Perforated Leather Seating - Included and only available with (AFL), (AFM), or (AFN) - EAL
Other	Vanity Mirror w/ Light	Vanity Mirror w/ Light	Vanity Mirror w/ Light
Other	Mirrors with Body Color	Mirrors with Body Color	Mirrors with Body Chrome
Other	StabiliTrak	StabiliTrak	StabiliTrak
Other	OnStar	OnStar	OnStar
Other	XM	XM	XM
Bluetooth	Bluetooth Only - Requires UE1	STD	STD
Other	NA	NA	Convenience Package, includes leather-appointed seating, (KA1) heated front seats, (VY7) leather-wrapped shift knob, (BTV) remote vehicle start, (UG1) Universal Home Remote and (CE1) Rainsense - WPG
Dual Tip Exhaust	NA	Dual Tip Exhaust	Dual Tip Exhaust

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	CAPTIVA	CAPTIVA	CAPTIVA
Model Code	1LD26	1LE26	1LW26
Equipment Group	2LS - FWD	1LT - FWD	1LZ - AWD
Volume % of Total	“***”	“***”	“***”
Chrome Door Handles	NA	Chrome Door Handles	STD
Fog Lamps	Fog Lamps	Fog Lamps	STD
Chrome Skid Plate	NA	NA	Chrome
Fascia Body Color	NA	Color	Color
Lugguage Rack - Side	Lugguage Rack - Side	STD	STD
Cargo Organizer - AWW	NA	Cargo Organizer - AWW	Cargo Organizer - AWW
Audio System 10 Speaker	NA	NA	Audio System 10 Speaker
Garage Opener	NA	Avail	Garage Opener
Sunroof	Not Available	Available	Sunroof
Rear Camera	Available	Available	Rear Camera UVC
Required Options - 100%
Sunroof - CF5	NA	-------------------------------	STD
Engine 3.0L V6 w/Flex Fuel - LFW (LFW Engine reqs 18" AL Whl-RVF)	NA	STD	STD

Required Options 0% - 100%
Sunroof - CF5 - 20%	NA	Sunroof - CF5 - 20%	-------------------------------

XM Delete - U2J - 100% (Optional)	-------------------------------	-------------------------------	NA
Convenience Package, includes leather-appointed seating, (KA1) heated front seats, (VY7) leather-wrapped shift knob, (BTV) remote vehicle start, (UG1) Universal Home Remote and (CE1) Rainsense - WPG - 50%

Convenience Package, includes leather-appointed seating, (KA1) heated front seats, (VY7) leather-wrapped shift knob, (BTV) remote vehicle start, (UG1) Universal Home Remote and (CE1) Rainsense - WPG - 50%
STD
Exterior Colors
GAN - Silver Ice Metallic	25%	25%	25%
GBU - Arctic Ice	15%	15%	15%
GAR - Black Granite Metallic	25%	25%	25%
GHA - Mocha Steel Metallic	20%	20%	20%
GBE - Crystal Red Tintcoat	15%	15%	15%
GAO - Gold Mist	NA	NA	NA
GTS - Blue Topaz Metallic	NA	NA	NA

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	CAPTIVA	CAPTIVA	CAPTIVA
Model Code	1LD26	1LE26	1LW26
Equipment Group	2LS - FWD	1LT - FWD	1LZ - AWD
Volume % of Total	“***”	“***”	“***”

TOTAL	100%	100%	100%
Interior Colors
AEN - Black Cloth	100%	50%	NA
ADW - Black Leather	NA	50%	50%
ADX - Black/Titanium Leather	NA	N/A	50%
	NA

TOTAL	100%	100%	100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
Chevrolet Impala
2012MY Repurchase Rental Minimum Equipment (VN9)

Model	4 Dr Sedan - LS	4 Dr Sedan - LT	4 Dr Sedan - LTZ
Model Code	1WF19	1WG19	1WU19
Equipment Group	1FL	2FL	1LZ
Volume % of Total	“***”	“***”	“***”
Standard Equipment
Engine	Engine 3.6L V6 - LFX	Engine 3.6L V6 - LFX	Engine 3.6L V6 - LFX
Transmission	Transmission, Automatic 6 Speed	Transmission, Automatic 6 Speed	Transmission, Automatic 6 Speed
Air Conditioning	Air Cond. Manual Single Zone	Air Cond. Manual Dual Zone	Air Cond. Manual Dual Zone
Air Conditioning, Rear	-------------------------------	-------------------------------	-------------------------------
Steering	Power Steering	Power Steering	Power Steering
Brakes	Pwr Brakes w/ 4Whl Disc	Pwr Brakes w/ 4Whl Disc	Pwr Brakes w/ 4Whl Disc & ABS
Electronic Stability Control	Stabilitrak - JL4	Stabilitrak - JL4	Stabilitrak - JL4
Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 6 Way Power Driver	Seat, 6 Way Power Driver	Seat, 8 Way Power Driver & Pass
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Airbags	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0
Radio	Radio AM/FM/CD - U1C	Radio AM/FM/CD - U1C	Radio AM/FM/CD/XM - US8
Wheels	Wheels, 16" Alum. - RRZ	Wheels, 17" aluminum - RS7	Wheels, 18" aluminum - RSX
Floor Mats	Optional	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Cloth Bucket - AR9	Seat, Cloth Bucket - AR9	Seat, Leather Bucket - AR9
Other	-------------------------------	Grilles	Bluetooth Interface
Other	-------------------------------	-------------------------------	Spoiler
Other	Available		OnStar
Other	Available	Leather Steering Wheel w/Audio	XM Note: R6B Credit For Units Going To Hawaii & Alaska Will Continue.
Other	Body Side Moldings - B86	Body Side Moldings - B86	Body Side Moldings - B86

Required Options - 100%
		Spoiler D81	-------------------------------
-------------------------------
Flip/Fold Rear Seats AM9
Required Options 0% - 100%		PDV Sunroof Pkg. - 50%
Sunroof - CF5 - 75%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Sedan - LS	4 Dr Sedan - LT	4 Dr Sedan - LTZ
Model Code	1WF19	1WG19	1WU19
Equipment Group	1FL	2FL	1LZ
Volume % of Total	“***”	“***”	“***”
		PDC Onstar Bluetooth Pkg - 50%	PDD Bluetooth-Onstar Pkg. 50%	-------------------------------
		-------------------------------		-------------------------------
		XM - U2K (Req. UE1 OnStar) 0% Note: R6B Credit Not Available For Units Going To Hawaii & Alaska.	XM - U2K (Req. PDD OnStar) - 50% Note: R6B Credit Not Available For Units Going To Hawaii & Alaska.	-------------------------------
		Flip/Fold Rear Seats AM9- 25%		-------------------------------

Excluded Options - 0%
		Color 37U	Color 37U	Color 37U
		Color 74U	Color 74U	Color 74U

Exterior Colors
17U - Silver Ice Metallic		30%	25%	25%
37U - Imperial Blue Metallic		N/A	N/A	N/A
41U - Black		10%	10%	10%
50U - Summit White		25%	25%	25%
51U - Gold Mist Metallic		15%	15%	15%
57U - Cyber Gray Metallic		20%	15%	15%
74U - Victory Red		NA	NA	NA
GBE - Crystal Red Tintcoat	*	NA	10%	10%

TOTAL		100%	100%	100%
Interior Colors
70C/702 - Neutral		20%	25%	35%
19C/192 - Ebony		55%	50%	40%
83C/832 - Gray		25%	25%	25%

TOTAL		100%	100%	100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
Chevrolet Impala
2012MY Repurchase Rental Minimum Equipment (VN9)

Model	4 Dr Sedan - LS	4 Dr Sedan - LT	4 Dr Sedan - LTZ
Model Code	1WF19	1WG19	1WU19
Equipment Group	1FL	2FL	1LZ
Volume % of Total	“***”	“***”	“***”
Standard Equipment
Engine	Engine 3.6L V6 - LFX	Engine 3.6L V6 - LFX	Engine 3.6L V6 - LFX
Transmission	Transmission, Automatic 6 Speed	Transmission, Automatic 6 Speed	Transmission, Automatic 6 Speed
Air Conditioning	Air Cond. Manual Single Zone	Air Cond. Manual Dual Zone	Air Cond. Manual Dual Zone
Air Conditioning, Rear	-------------------------------	-------------------------------	-------------------------------
Steering	Power Steering	Power Steering	Power Steering
Brakes	Pwr Brakes w/ 4Whl Disc	Pwr Brakes w/ 4Whl Disc	Pwr Brakes w/ 4Whl Disc & ABS
Electronic Stability Control	Stabilitrak - JL4	Stabilitrak - JL4	Stabilitrak - JL4
Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 6 Way Power Driver	Seat, 6 Way Power Driver	Seat, 8 Way Power Driver & Pass
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Airbags	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0
Radio	Radio AM/FM/CD - U1C	Radio AM/FM/CD - U1C	Radio AM/FM/CD/XM - US8
Wheels	Wheels, 16" Alum. - RRZ	Wheels, 17" aluminum - RS7	Wheels, 18" aluminum - RSX
Floor Mats	Optional	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Cloth Bucket - AR9	Seat, Cloth Bucket - AR9	Seat, Leather Bucket - AR9
Other	-------------------------------	Grilles	Bluetooth Interface
Other	-------------------------------	-------------------------------	Spoiler
Other	Available		OnStar
Other	Available	Leather Steering Wheel w/Audio	XM Note: R6B Credit For Units Going To Hawaii & Alaska Will Continue.
Other	Body Side Moldings - B86	Body Side Moldings - B86	Body Side Moldings - B86

Required Options - 100%
		Spoiler D81	-------------------------------
-------------------------------
Flip/Fold Rear Seats AM9
Required Options 0% - 100%		PDV Sunroof Pkg. - 50%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Sedan - LS	4 Dr Sedan - LT	4 Dr Sedan - LTZ
Model Code	1WF19	1WG19	1WU19
Equipment Group	1FL	2FL	1LZ
Volume % of Total	“***”	“***”	“***”
				Sunroof - CF5 - 75%
		PDC Onstar Bluetooth Pkg - 50%	PDD Bluetooth-Onstar Pkg. 50%	-------------------------------
		-------------------------------		-------------------------------
		XM - U2K (Req. UE1 OnStar) 0% Note: R6B Credit Not Available For Units Going To Hawaii & Alaska.	XM - U2K (Req. PDD OnStar) - 50% Note: R6B Credit Not Available For Units Going To Hawaii & Alaska.	-------------------------------
		Flip/Fold Rear Seats AM9- 25%		-------------------------------

Excluded Options - 0%
		Color 37U	Color 37U	Color 37U
		Color 74U	Color 74U	Color 74U

Exterior Colors
17U - Silver Ice Metallic		30%	25%	25%
37U - Imperial Blue Metallic		N/A	N/A	N/A
41U - Black		10%	10%	10%
50U - Summit White		25%	25%	25%
51U - Gold Mist Metallic		15%	15%	15%
57U - Cyber Gray Metallic		20%	15%	15%
74U - Victory Red		NA	NA	NA
GBE - Crystal Red Tintcoat	*	NA	10%	10%

TOTAL		100%	100%	100%
Interior Colors
70C/702 - Neutral		20%	25%	35%
19C/192 - Ebony		55%	50%	40%
83C/832 - Gray		25%	25%	25%

TOTAL		100%	100%	100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
Chevrolet Impala
2012MY Repurchase Rental Minimum Equipment (VN9)
Model	4 Dr Sedan - LS	4 Dr Sedan - LT	4 Dr Sedan - LTZ
Model Code	1WF19	1WG19	1WU19
Equipment Group	1FL	2FL	1LZ
Volume % of Total	“***”	“***”	“***”
Standard Equipment
Engine	Engine 3.6L V6 - LFX	Engine 3.6L V6 - LFX	Engine 3.6L V6 - LFX
Transmission	Transmission, Automatic 6 Speed	Transmission, Automatic 6 Speed	Transmission, Automatic 6 Speed
Air Conditioning	Air Cond. Manual Single Zone	Air Cond. Manual Dual Zone	Air Cond. Manual Dual Zone
Air Conditioning, Rear	-------------------------------	-------------------------------	-------------------------------
Steering	Power Steering	Power Steering	Power Steering
Brakes	Pwr Brakes w/ 4Whl Disc	Pwr Brakes w/ 4Whl Disc	Pwr Brakes w/ 4Whl Disc & ABS
Electronic Stability Control	Stabilitrak - JL4	Stabilitrak - JL4	Stabilitrak - JL4
Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 6 Way Power Driver	Seat, 6 Way Power Driver	Seat, 8 Way Power Driver & Pass
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Airbags	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0
Radio	Radio AM/FM/CD - U1C	Radio AM/FM/CD - U1C	Radio AM/FM/CD/XM - US8
Wheels	Wheels, 16" Alum. - RRZ	Wheels, 17" aluminum - RS7	Wheels, 18" aluminum - RSX
Floor Mats	Optional	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Cloth Bucket - AR9	Seat, Cloth Bucket - AR9	Seat, Leather Bucket - AR9
Other	-------------------------------	Grilles	Bluetooth Interface
Other	-------------------------------	-------------------------------	Spoiler
Other	Available		OnStar
Other	Available	Leather Steering Wheel w/Audio	XM Note: R6B Credit For Units Going To Hawaii & Alaska Will Continue.
Other	Body Side Moldings - B86	Body Side Moldings - B86	Body Side Moldings - B86

Required Options - 100%
		Spoiler D81	-------------------------------
-------------------------------
Flip/Fold Rear Seats AM9
Required Options 0% - 100%		PDV Sunroof Pkg. - 50%
Sunroof - CF5 - 75%
	PDC Onstar Bluetooth Pkg - 50%	PDD Bluetooth-Onstar Pkg. 50%	-------------------------------

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Sedan - LS	4 Dr Sedan - LT	4 Dr Sedan - LTZ
Model Code	1WF19	1WG19	1WU19
Equipment Group	1FL	2FL	1LZ
Volume % of Total	“***”	“***”	“***”
		-------------------------------		-------------------------------
		XM - U2K (Req. UE1 OnStar) 0% Note: R6B Credit Not Available For Units Going To Hawaii & Alaska.	XM - U2K (Req. PDD OnStar) - 50% Note: R6B Credit Not Available For Units Going To Hawaii & Alaska.	-------------------------------
		Flip/Fold Rear Seats AM9- 25%		-------------------------------

Excluded Options - 0%
		Color 37U	Color 37U	Color 37U
		Color 74U	Color 74U	Color 74U

Exterior Colors
17U - Silver Ice Metallic		30%	25%	25%
37U - Imperial Blue Metallic		N/A	N/A	N/A
41U - Black		10%	10%	10%
50U - Summit White		25%	25%	25%
51U - Gold Mist Metallic		15%	15%	15%
57U - Cyber Gray Metallic		20%	15%	15%
74U - Victory Red		NA	NA	NA
GBE - Crystal Red Tintcoat	*	NA	10%	10%

TOTAL		100%	100%	100%
Interior Colors
70C/702 - Neutral		20%	25%	35%
19C/192 - Ebony		55%	50%	40%
83C/832 - Gray		25%	25%	25%

TOTAL		100%	100%	100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
Chevrolet Malibu
2012MY Repurchase Rental Minimum Equipment (VN9)

Model	Malibu LS	Malibu 1LT	Malibu 2LT	Malibu 2LZ
Model Code	1ZG69	1ZH69	1ZJ69	1ZK69
Equipment Group	1FL	1LT	2LT	2LZ
Volume % of Total	“***”	“***”	“***”	“***”
Standard Equipment
Engine	DOHC 4Cyl - LE5	DOHC 4Cyl - LE5	DOHC 4Cyl - LE5	DOHC 6Cyl - LY7
Automatic Transmission	STD - MH8	STD - MH8	STD - MH8	STD - MH2
Air Conditioning	STD	STD	STD	STD
Power Seat - Driver Side w Lumbar	STD	STD	STD - 6 Way	STD - 8 Way
Heated Seat	N/A	N/A	STD	STD
Cruise Control	STD	STD	STD	STD
Seat Trim	Custom Cloth	Custom Cloth	Ultra Lux	Leather
Radio w/CD	STD - US8	STD -UUI	STD -UUI	STD - UUI
Rear Defogger	STD	STD	STD	STD
Body Side Moldings	OPT	STD	STD	N/A
Wheels	RS9 - 17" Fascia Spoke	PJE - 17" Aluminum	RTN- 17" Chrome Tech Aluminum	RV6 - 18" Ultra Bright Aluminum
Keyless Entry	STD	STD	STD	STD
Remote Start	N/A	A	STD	STD
Power Door Lock	STD	STD	STD	STD
Power windows	STD	STD	STD	STD
Airbags	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0
Other	Floor Mats - B37	Floor Mats - B37	Floor Mats - B37	Floor Mats - B50
Other	ABS	ABS	ABS	ABS
Other	Stabiltrak	Stabilitrak	Stabilitrak	Stabilitrak
Other	XM	XM	XM	XM
Other	OnStar	OnStar	OnStar	OnStar
110 Outlet	Opt	Opt	110 Outlet	Interface Pkg PCR - USB & 110 Outlet
Sunroof CF5
		Spare Tire - ZFH	Spare Tire - ZFH	Spare Tire - ZFH
Required Options - 100%
	Body Side Moldings - B86	Body Side Moldings - B86	Body Side Moldings - B86	-------------------------------
	Spare Tire - ZFH	Spare Tire - ZFH	Spare Tire - ZFH	Spare Tire - ZFH
	OnStar Delete UE0 - Requires U1C Radio	-------------------------------	-------------------------------	-------------------------------

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	Malibu LS	Malibu 1LT	Malibu 2LT	Malibu 2LZ
Model Code	1ZG69	1ZH69	1ZJ69	1ZK69
Equipment Group	1FL	1LT	2LT	2LZ
Volume % of Total	“***”	“***”	“***”	“***”
		XM Radio Delete U2J - Requires U1C Radio	-------------------------------	-------------------------------	-------------------------------
		LE5 Engine For YF5 & NE1	LE5 Engine For YF5 & NE1	LE5 Engine For YF5 & NE1	-------------------------------
		LE9 Engine For FE9	LE9 Engine For FE9	LE9 Engine For FE9	-------------------------------

Required Options 0% - 100%
		-------------------------------	UPF Bluetooth Phone-70%	-------------------------------	-------------------------------
		-------------------------------	PDU Power Pkg - Includes AG1,AP3, KV1 - 50%	-------------------------------	-------------------------------
		-------------------------------	OnStar Delete UE0 - 30%	-------------------------------	-------------------------------
		-------------------------------	XM Delete U2J - 30%	-------------------------------	-------------------------------
		-------------------------------	PDN Sunroof Pkg -25%		-------------------------------
		-------------------------------		PDV Sunroof Pkg -65%	-------------------------------

Excluded Options - 0%
		Color 37U	Color 37U	Color 37U	Color 37U
		Color GGW	Color GGW	Color GGW	Color GGW

Exterior Colors
17U - Silver Ice Metallic		20%	20%	20%	20%
37U - Imperial Blue Metallic		NA	NA	NA	NA
50U - Summit White		25%	25%	15%	15%
58U - Black Granite Metallic	*	20%	20%	15%	15%
80U - Red Jewel Tintcoat	*	NA	NA	20%	20%
98U - White Diamond Tricoat	*	NA	NA	20%	15%
GAO - Gold Mist		10%	10%	0%	0%
GGW - Taupe Gray Metallic		NA	NA	NA	NA
GHA - Mocha Steel Metallic		25%	25%	10%	15%

TOTAL		100%	100%	100%	100%
Interior Colors

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	Malibu LS	Malibu 1LT	Malibu 2LT	Malibu 2LZ
Model Code	1ZG69	1ZH69	1ZJ69	1ZK69
Equipment Group	1FL	1LT	2LT	2LZ
Volume % of Total	“***”	“***”	“***”	“***”
19B/19C /192- Ebony	NA	60%	50%	50%
242 - Ebony / Brick	NA	NA	NA	NA
34B/34C/342 - Cocoa / Cashmere	30%	20%	20%	50%
83B/83C - Titanium	70%	20%	30%	NA

TOTAL	100%	100%	100%	100%

Chevrolet Suburban
2012MY Repurchase Rental Minimum Equipment (VN9)

Model	4 Dr Utility 2WD	4 Dr Utility 4WD
Model Code	CC10906	CK10906
Equipment Group	1LT	1LT
Volume % of Total	“***”	“***”
Standard Equipment
Engine	Engine Vortec 5.3L V8 - LC9	Engine Vortec 5.3L V8 - LC9
Transmission	Transmission, Automatic	Transmission, Automatic
Air Conditioning	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Air Conditioning, Rear	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.
Steering	Power Steering	Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 6 Way Power Driver	Seat, 6 Way Power Driver
Seats	3 Pass 3rd Row Seat - AS3	3 Pass 3rd Row Seat - AS3
Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio AM/FM/CD - UUI	Radio AM/FM/CD - UUI
Wheels	Wheels, 17" aluminum - P46	Wheels, 17" aluminum - P46
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Leather Bucket - A95	Seat, Leather Bucket - A95
Air Bags	Dual Front & Side	Dual Front & Side

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Utility 2WD	4 Dr Utility 4WD
Model Code	CC10906	CK10906
Equipment Group	1LT	1LT
Volume % of Total	“***”	“***”
Other		StabiliTrak	StabiliTrak
Other		Power Adj Pedals	Power Adj Pedals
Other		Rear Park Assist	Rear Park Assist
Other		Blue Tooth Interface - UPF	Blue Tooth Interface - UPF
Other		XM	XM
Other		OnStar	OnStar

Required Options - 100%		PCK - Luxury Pkg.	PCK - Luxury Pkg.
		Full Feature Leather Buckets with Heat (10 way)-AN3	Full Feature Leather Buckets with Heat (10 way)-AN3
		Heated 2nd Row Seats - KA6	Heated 2nd Row Seats - KA6
		Power Folding Outside Mirrors with Integrated Turn Signals - DL3	Power Folding Outside Mirrors with Integrated Turn Signals - DL3
		2nd Row - Power Release - ARS	2nd Row - Power Release - ARS
		Power Liftgate - E61	Power Liftgate - E61

		-------------------------------	-------------------------------

Required Options 0% - 100%
		Sunroof - CF5 - 50%	Sunroof - CF5 - 50%
		Rear Entertainment - U42 - 50% (Req UUJ Radio)	Rear Entertainment - U42 - 50% (Req UUJ Radio)

Excluded Options - 0%
		Color GLF	Color GLF
		Color GGU	Color GGU

Exterior Colors
41U - Black		25%	25%
50U - Olympic White		30%	25%
89U -Crystal RedTint Coat -NEW	*	10%	15%
GTZ - Blue Topaz Metallic - NEW		NA	NA
GHA - Mocha Steel Metallic - NEW		15%	15%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Utility 2WD	4 Dr Utility 4WD
Model Code	CC10906	CK10906
Equipment Group	1LT	1LT
Volume % of Total	“***”	“***”
GAN - Silver Ice - NEW	20%	20%

TOTAL	100%	100%
Interior Colors
19C/193 - Ebony	50%	50%
33C/333 - Light Cashmere / Dark Cashmere	25%	25%
83C/833 - Light Titanium / Dark Titanium	25%	25%

TOTAL	100%	100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
Chevrolet Tahoe
2012MY Repurchase Rental Minimum Equipment (VN9)

Model	4 Dr Utility 2WD	4 Dr Utility 4WD
Model Code	CC10706	CK10706
Equipment Group	1LT	1LT
Volume % of Total	“***”	“***”
Standard Equipment
Engine	Engine Vortec 5.3L V8 - LC9	Engine Vortec 5.3L V8 - LC9
Transmission	Transmission, Automatic	Transmission, Automatic
Air Conditioning	Air Conditioning, Dual Zone	Air Cond. Auto Dual Zone
Air Conditioning, Rear	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.
Steering	Power Steering	Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 6 Way Power Driver	Seat, 6 Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger
Air Bags	Dual Front & Side	Dual Front & Side
Radio	Radio AM/FM/CD - UUI	Radio AM/FM/CD - UUI
Wheels	Wheels, 18" aluminum - N87	Wheels, 17" aluminum - P46
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Cloth Bucket - A95	Seat, Cloth Bucket - A95
Other	StabiliTrak	StabiliTrak
Other	Rear Park Assist	Rear Park Assist
Other	Power Adj Pedals	Power Adj Pedals
Other	Bluetooth Interface	Bluetooth Interface
Other	XM	XM
Other	OnStar	OnStar

Required Options - 100%
	PCK - Luxury Pkg.	PCK - Luxury Pkg.
	Full Feature Leather Buckets with Heat (10 way)-AN3	Full Feature Leather Buckets with Heat (10 way)-AN3
	Heated 2nd Row Seats - KA6	Heated 2nd Row Seats - KA6
	Power Folding Outside Mirrors with Integrated Turn Signals - DL3	Power Folding Outside Mirrors with Integrated Turn Signals - DL3
	2nd Row - Power Release - ARS	2nd Row - Power Release - ARS
	Power Liftgate - E61	Power Liftgate - E61

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Utility 2WD	4 Dr Utility 4WD
Model Code	CC10706	CK10706
Equipment Group	1LT	1LT
Volume % of Total	“***”	“***”
		-------------------------------	-------------------------------

Required Options 0% - 100%
		Sunroof - CF5 - 50%	Sunroof - CF5 - 50%
		Rear Entertainment - U42 - 50% (Req UUJ Radio)	Rear Entertainment - U42 - 50% (Req UUJ Radio)

Excluded Options - 0%
		Color GLF	Color GLF
		Color GGU	Color GGU

Exterior Colors
41U - Black		25%	25%
50U - Olympic White		30%	30%
89U -Crystal RedTint Coat -NEW	*	10%	10%
GTZ - Blue Topaz Metallic - NEW		NA	NA
GHA - Mocha Steel Metallic - NEW		15%	15%
GAN - Silver Ice - NEW		20%	20%

TOTAL		100%	100%
Interior Colors
19C/193 - Ebony		50%	50%
33C/333 - Light Cashmere / Dark Cashmere		25%	25%
83C/833 - Light Titanium / Dark Titanium		25%	25%

TOTAL		100%	100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
Chevrolet Traverse                                                                                                                     44.1
2012MY Repurchase Rental Minimum Equipment (VN9)

Model	4 Dr Utility FWD	4 Dr Utility FWD	4 Dr Utility AWD	4 Dr Utility AWD	4 Dr Utility AWD
Model Code	CR14526	CR14526	CV14526 AWD	CV14526 AWD	CV14526 AWD
Equipment Group	1LT	2LT	1LT	2LT	LTZ
Volume % of Total	“***”	“***”	“***”	“***”	“***”
Standard Equipment
Engine	3.6 L V6	3.6 L V6	3.6 L V6	3.6 L V6	3.6 L V6
Transmission	AUTOMATIC, 6-SPEED	AUTOMATIC, 6-SPEED	AUTOMATIC, 6-SPEED	AUTOMATIC, 6-SPEED	AUTOMATIC, 6-SPEED
Air Conditioning	Manual	Auto, tri-zone	Manual	Auto, tri-zone	Auto, tri-zone
Air Conditioning, Rear	manual standard	manual standard	manual standard	manual standard	manual standard
Steering	Power assist, variable	Power assist, variable	Power assist, variable	Power assist, variable	Power assist, variable
Brakes	w/ABS, StabiliTrak, Tire Pressure Mon	w/ABS, StabiliTrak, Tire Pressure Mon	w/ABS, StabiliTrak, Tire Pressure Mon	w/ABS, StabiliTrak, Tire Pressure Mon	w/ABS, StabiliTrak, Tire Pressure Mon
Windows	Power	Power	Power	Power	Power
Door Locks	RKE standard	RKE standard	RKE standard	RKE standard	RKE standard
Cruise Control	standard	standard	standard	standard	standard
Tilt Wheel	Tilt & telescoping	Tilt & telescoping	Tilt & telescoping	Tilt & telescoping	Tilt & telescoping
Seats	Front buckets, rear benches	Ft buckets, 2nd row captain's chairs	Front buckets, rear benches	Ft buckets, 2nd row captain's chairs	Ft buckets, 2nd row captain's chairs
Rear Defogger	standard	standard	standard	standard	standard
Radio	AM/FM w/ CD and XM	AM/FM w/ CD, XM, Bose & USB Port	AM/FM w/ CD and XM	AM/FM w/ CD, XM, Bose & USB Port	AM/FM w/ CD, XM, Bose & USB Port
Wheels	18" aluminum	18" aluminum	18" aluminum	18" aluminum	18" aluminum
Floor Mats	all seating positions	all seating positions	all seating positions	all seating positions	all seating positions
Seat Trim/Style	cloth, 8-passenger	cloth, 7-passenger	cloth, 8-passenger	cloth, 7-passenger	leather, 7-passenger
Other	8-way power driver	8-way power driver	8-way power driver	8-way power driver	8-way power driver
Other	Rear Parking Assist audible alert	Rear Parking Assist audible alert	Rear Parking Assist audible alert	Rear Parking Assist audible alert	Rear Parking Assist audible alert
Other	---	Rear Camera in ISRV mirror	---	Rear Camera in ISRV mirror	Rear Camera in ISRV mirror
Other	---	Power tailgate	---	Power tailgate	Power tailgate
Other	Steering wheel w/audio controls	Steering wheel w/audio controls	Steering wheel w/audio controls	Steering wheel w/audio controls	Steering wheel w/audio controls

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Utility FWD	4 Dr Utility FWD	4 Dr Utility AWD	4 Dr Utility AWD	4 Dr Utility AWD
Model Code	CR14526	CR14526	CV14526 AWD	CV14526 AWD	CV14526 AWD
Equipment Group	1LT	2LT	1LT	2LT	LTZ
Volume % of Total	“***”	“***”	“***”	“***”	“***”
Other	OnStar Directions & Connections	OnStar Directions & Connections	OnStar Directions & Connections	OnStar Directions & Connections	OnStar Directions & Connections
Other	---	---	---	---	PCL Personal Connectivity Pkg
Other	XM	XM	XM	XM	XM
Required Options - 100%
	---		---		STD
	UE0 OnStar delete	---	UE0 OnStar delete	---	---
	U2J XM delete (req'd w/OnStar delete)		U2J XM delete (req'd w/OnStar delete)
Required Options 0% - 100%
	Heated Seats w/ Prem Cloth - KA1 - 10%	---	Heated Seats w/ Prem Cloth - KA1 - 10%	---	---
	---	PCN - Rear DVD 30%	---	PCN - Rear DVD 30%	PCN - Rear DVD 30%
	---	C3U Panoramic Sunroof 30%	---	C3U Panoramic Sunroof 30%	C3U Panoramic Sunroof 30%
	Remote Start -25%	Leather Seats - IP2 - 50%	Remote Start -25%	Leather Seats - IP2 - 50%
Excluded Options - 0%
	Color 51U	Color 51U	Color 51U	Color 51U	Color 51U
	Color GGU	Color GGU	Color GGU	Color GGU	Color GGU

Exterior Colors
17U - Silver Ice Metallic	20%	20%	10%	10%	10%
40U - White	10%	10%	20%	20%	20%
51U - Gold Mist Metallic	NA	NA	NA	NA	NA
57U - Cyber Gray Metallic	20%	20%	20%	20%	20%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Utility FWD	4 Dr Utility FWD	4 Dr Utility AWD	4 Dr Utility AWD	4 Dr Utility AWD
Model Code	CR14526	CR14526	CV14526 AWD	CV14526 AWD	CV14526 AWD
Equipment Group	1LT	2LT	1LT	2LT	LTZ
Volume % of Total	“***”	“***”	“***”	“***”	“***”
58U - Black Granite Metallic	*	15%	15%	15%	15%	15%
80U - Red Jewel Metallic	*	15%	15%	10%	10%	10%
98U - White Diamond Tricoat - NEW	*	20%	20%	25%	25%	25%
GGU - Evolution Blue Metallic - NEW		NA	NA	NA	NA	NA

TOTAL		100%	100%	100%	100%	100%
Interior Colors
83C - Lt. Gray / Dk. Gray		50%	25%	50%	25%	NA
19C - Ebony/Ebony		50%	25%	50%	25%	NA
832 - Lt Gray Leather		NA	25%	NA	25%	NA
192 - Ebony Leather		NA	25%	NA	25%	NA
313 - Cashmere Leather		NA	NA	NA	NA	25%
843 - Lt Gray Leather		NA	NA	NA	NA	75%

TOTAL		100%	100%	100%	100%	100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
Buick Enclave
2012MY Repurchase Rental Minimum Equipment (VN9)

Model	4 Dr Utility FWD	4 Dr Utility AWD
Model Code	4R14526	4V14526
Equipment Group	1SL	1SL
Volume % of Total	“***”	“***”
Standard Equipment
Engine	Engine 3.6L V6 - LLT	Engine 3.6L V6 - LLT
Transmission	Transmission, Auto 6 spd - MY9	Transmission, Auto 6 spd - MH6
Air Conditioning	Air Conditioning, Tri-Zone - CJ2	Air Conditioning, Tri-Zone - CJ2
Air Conditioning, Rear	Air Conditioning, Rear Controls	Air Conditioning, Rear Controls
Steering	Variable Effort Power Steering	Variable Effort Power Steering
Brakes	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS
Windows	Power Windows w/ Express up	Power Windows w/ Express up
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic
Seats	Seat, 8-way power driver, 4-way pass	Seat, 8-way power driver, 4-way pass
Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio, AM/FM w/CD - US8	Radio, AM/FM w/CD - US8
Wheels	Wheels, 19" 15 Spoke Aluminum - P64	Wheels, 19" 15 Spoke Aluminum - P64
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Leather-Appointed, Buckets Power	Leather-Appointed, Buckets Power
Airbags	Dual Front & Side - AY0	Dual Front & Side - AY0
Other	Power Lift Gate	Power Lift Gate
Other	StabiliTrak and Traction Control	StabiliTrak and Traction Control
Other	High Intensity Discharge (HID) Lighting	High Intensity Discharge (HID) Lighting
Other	7 passenger seating - ABB	7 passenger seating - ABB
Other	Heated Seats - KA1	Heated Seats - KA1
Other	Spare - No Inflation Kit	Spare - No Inflation Kit
Other	Bluetooth Phone Interface - UPF	Bluetooth Phone Interface - UPF
Other	XM Radio	XM Radio
Other	OnStar	OnStar
Other	Remote Start	Remote Start
Other	ISRVM with Rear Display	ISRVM with Rear Display
Other	Rear View Camera	Rear View Camera
Other	Rear Park Assist	Rear Park Assist

Required Options - 100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Utility FWD	4 Dr Utility AWD
Model Code	4R14526	4V14526
Equipment Group	1SL	1SL
Volume % of Total	“***”	“***”
UE0/U2J - Not Available
		---------------	---------------

Required Options 0% - 100%
		Sunroof - C3U - 40%	Sunroof - C3U - 40%
		Wheels, 19" chromed - P6A - 40%	Wheels, 19" chromed - P6A - 40%

Excluded Options - 0%

		Color 40U	Color 40U
		Color 81U	Color 81U
		Color GGU	Color GGU

Exterior Colors
17U - Quicksilver Metallic		25%	25%
40U - Summit White		NA	NA
51U - Gold Mist Metallic		10%	10%
58U - Carbon Black Metallic	*	20%	20%
89U - Crystal Red	*	20%	20%
81U - Medium Brown Metallic		NA	NA
98U - White Diamond	*	25%	25%
GGU - Gray Green Metallic - NEW		NA	NA

TOTAL		100%	100%
Interior Colors
19C/192 - Ebony		30%	30%
83C/832 - Titanium		35%	35%
392 - Cashmere		35%	35%

TOTAL		100%	100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
Buick LaCrosse (ALL NEW)
2012 MY Repurchase Rental Minimum Equipment (VN9)

Model	4 Dr Sedan	4 Dr Sedan	4 Dr Sedan
Model Code	4GM69	4GT69	4GT69
Equipment Group	1SN	1SR	1ST
Volume % of Total	“***”	“***”	“***”
Standard Equipment
Engine	2.4L Cyl - LUK eAssist (Note: order V6 LFX)	3.6L V6 (LFX)	3.6L V6 (LFX)
Transmission	6-Speed Automatic	6-Speed Automatic	6-Speed Automatic
Air Conditioning	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Steering	Power Steering, Electric	Power Steering, Magnetic	Power Steering, Magnetic
Brakes	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Manual Rake and Telescoping	Manual Rake and Telescoping	Manual Rake and Telescoping
Seats	8-Way Power Driver Seat (includes lumbar)	8-Way Power Driver Seat (includes lumbar)	8-Way Power Driver Seat (includes lumbar)
Seats	Power Passenger Seat	Power Passenger Seat	Power Passenger Seat
Seats	Heated Seats, driv. & pass	Heated and Ventilated Seats, driv. & pass	Heated and Ventilated Seats, driv. & pass
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Color Radio AM/FM/CD/MP3- UFU	Color Radio AM/FM/CD/MP3- UFU with Harman Kardon Premium Sound System	Color Radio AM/FM/CD/MP3- UFU with Harman Kardon Premium Sound System
Radio	Radio Controls, steering wheel mounted	Radio Controls, steering wheel mounted	Radio Controls, steering wheel mounted
Stabilitrak	Includes Traction Control	Includes Traction Control	Includes Traction Control
Wheels	Wheels, 17" aluminum - Q05	18" Chrome Wheels - Q52	19" Aluminum Wheels
Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seats, Leather Appointed Bucket - A51	Seats, Leather Appointed Bucket - A51	Seats, Leather Appointed Bucket - A51
Other		Hi-Per Strut Suspension	Hi-Per Strut Suspension
Other	High Resolution Driver Information Center	High Resolution Driver Information Center	High Resolution Driver Information Center
Other		Spare Included - P77	Spare Included - P77
Other	OnStar	OnStar	OnStar

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Sedan	4 Dr Sedan	4 Dr Sedan
Model Code	4GM69	4GT69	4GT69
Equipment Group	1SN	1SR	1ST
Volume % of Total	“***”	“***”	“***”
Other	Convenience Package (PDD) - Auto Dimming ISRVM - Remote Start -Power Outlet -Universal Home Remote - USB port	Convenience Package (PDD) - Auto Dimming ISRVM - Remote Start -Power Outlet -Universal Home Remote - USB port	Convenience Package (PDD) - Auto Dimming ISRVM - Remote Start -Power Outlet -Universal Home Remote - USB port
Other	Rear Spoiler (n/a with V6 engine)
Other	Fog Lamps	Fog Lamps	Fog Lamps
Other	Comfort & Convenience #2 (PCM) -Ultrasonic Rear Parking Assist -Memory settings -Outside heated power-adjustable, power-folding mirrors - Rear Vision Camera	Comfort & Convenience #2 (PCM) -Ultrasonic Rear Parking Assist -Memory settings -Outside heated power-adjustable, power-folding mirrors - Rear Vision Camera	Comfort & Convenience #2 (PCM) -Ultrasonic Rear Parking Assist -Memory settings -Outside heated power-adjustable, power-folding mirrors - Rear Vision Camera
Other		Luxury Package (PCK) -Leather/Woodgrain Heated Steering Wheel -Perforated and Ventilated front seats -Power rear sunshade -Passive entry and push button start	Luxury Package (PCK) -Leather/Woodgrain Heated Steering Wheel -Perforated and Ventilated front seats -Power rear sunshade -Passive entry and push button start
Other			Navigation System (UYS)
Other			Driver Confidence Pkg (PCI) - Side Blind Zone Alert -HID Articulating Headlamps - Head-Up Display

Required Options - 100%

Required Options 0% - 100%	V6 Engine (LFX) - 100%
18" Wheels (V6 only) PW2- 40%
18" Chrome Wheels - Q52 - 60%
		Sunroof - C3U - 50%	Sunroof - C3U - 50%
Entertainment Pkg (PDB) - 10%
	Driver Confidence Pkg (PCI)- 10%	Driver Confidence Pkg - PCI - 10%
	Navigation System (UYS)-10%	Navigation System (UYS) - 10%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Sedan	4 Dr Sedan	4 Dr Sedan
Model Code	4GM69	4GT69	4GT69
Equipment Group	1SN	1SR	1ST
Volume % of Total	“***”	“***”	“***”
Excluded Options - 0%
		Color GAP	Color GAP	Color GAP
		Color GAZ	Color GAZ	Color GAZ
		Color GHA	Color GHA	Color GHA

Exterior Colors
GAN - Quicksilver Metallic		20%	20%	20%
GAO- Gold Mist Metallic		10%	10%	10%
GAP - Midnight Blue Metallic		NA	NA	NA
GBE - Crystal Red Tintcoat	*	25%	25%	25%
GAR - Carbon Black Metallic	*	15%	15%	15%
GAZ - Summit White		N/A	N/A	N/A
GBN - White Diamond Tricoat	*	25%	25%	25%
GHA - Mocha Steel Metallic		NA	NA	NA
GGW- Storm Gray Metallic		5%	5%	5%
TOTAL		100%	100%	100%
Interior Colors
AFC/AFD - Cocoa / Light Cashmere		50%	50%	50%
AFE/AFF - Dark Titanium / Light Titanium		25%	20%	20%
AFG/AFH - Jet Black		25%	30%	30%
TOTAL		100%	100%	100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
Buick Regal
2012MY Repurchase Rental Minimum Equipment (VN9)

Model	4 Dr Sedan
Model Code	4GR69
Equipment Group	1SN
Volume % of Total	“***”
Standard Equipment
Engine	(LEA) Engine, ECOTEC 2.4L DOHC 4-cylinder
Transmission	Transmission, 6-Speed Automatic
Air Conditioning	Auto Dual Zone Climate Control
Steering	Power Steering, Hydraulic
Brakes	Power Brakes w/ 4-Wheel Disc, ABS, & Brake Assist
Windows	Power Windows (Exp Up/Down Front, Exp Down Rear)
Door Locks	Power Locks w/Keyless Entry
Cruise Control	Cruise Control
Tilt Wheel	Manual Tilt and Telescoping
Seats	Seat, Driver, 8-way Power
Seats	Seat, Driver, 4-way Power Lumbar (APG)
Seats	Seat, Passenger, 4-way Manual, 2 Way Power Height (A6C)
Seats	Heated Seats, Driver & Front Passenger (KA1)
Seat Trim/Style	Seat, Leather Bucket
Rear Defogger	Rear Defogger
Radio	Radio AM/FM/CD/MP3 (UYE)
Radio	Radio Controls, Steering Wheel Mounted
Radio	7 Speaker System (U65)
Stabilitrak	Includes Traction Control
Wheels	Wheels, 18" Alloy (Q56)
Floor Mats	Floor Mats, Front and Rear
Air Bags	6 Air Bags - Front, Front Side, & Head Curtain (AY0)
Other	Steering Wheel, Leather Wrapped
Other	Trunk Cargo Net
Other	Dual Exhaust with Hidden Tips
Other	Compact Spare Tire
Other	Heated Power Mirrors
Other	Auto-Dimming ISRVM
Other	Fog Lamps
Other	USB Port for iPod/MP3 Player
Other	Bluetooth for Phone
Other	XM Radio

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Sedan
Model Code	4GR69
Equipment Group	1SN
Volume % of Total	“***”
Other		OnStar
Other		Comfort & Convenience Pkg (PCM) - Includes Ultrasonic Rear Parking Assist (UD7); 120V Household Power Outlet (KI6); Seat, Passenger, 8-way Power (AG2); Seat, Passenger, 4-way Power Lumbar (APH)
Other

Required Options - 100%
		Sunroof (CF5)
		---------------
		---------------
		---------------
		---------------

Required Options 0% - 100%

Excluded Options - 0%
		Color GAP

Exterior Colors
GBV - Gyber Gray Metallic		10%
GAN - Quicksilver Metallic		25%
GBA - Black Metallic	*	25%
GAZ - Summit White		25%
GAO - Gold Mist Metallic		15%
GAP - Midnight Blue Metallic		NA

TOTAL		100%
Interior Colors
AFC - Ebony		50%
AFD - Cocoa/Cashmere		50%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Sedan
Model Code	4GR69
Equipment Group	1SN
Volume % of Total	“***”

TOTAL	100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
GMC Acadia
2012MY Repurchase Rental Minimum Equipment (VN9)

Model	4 Dr Utility FWD	4 Dr Utility FWD	4 Dr Utility AWD
Model Code	TR 14526	TR 14526	TV 14526
Equipment Group	3SB (SLE-2/SLE)	4SA (SLT-1)	4SA (SLT-1)
Volume % of Total	“***”	“***”	“***”
Standard Equipment
Engine	Engine 3.6L V6 - LLT	Engine 3.6L V6 - LLT	Engine 3.6L V6 - LLT
Transmission	Transmission, Auto 6 spd - MY9	Transmission, Auto 6 spd - MY9	Transmission, Auto 6 spd - MH6
Air Conditioning	Air Conditioning, Single Zone - C67	Air Conditioning, Tri-Zone - CJ2	Air Conditioning, Tri-Zone - CJ2
Air Conditioning, Rear	Air Conditioning, Rear Controls	Air Conditioning, Rear Controls	Air Conditioning, Rear Controls
Steering	Power Steering	Power Steering	Power Steering
Brakes	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS
Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic
Seats	Seat, 7-Pass - ABB	Seat, 7 Pass - ABB	Seat, 7 Pass - ABB
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio, AM/FM w/CD - US8	Radio, AM/FM w/CD - US8	Radio, AM/FM w/CD - US8
Wheels	Wheels, 18" Painted aluminum - PZ4	Wheels, 19" aluminum - P64	Wheels, 19" aluminum - P64
Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Deluxe Cloth, Buckets Manual	Leather-Appointed, Buckets Power	Leather-Appointed, Buckets Power
Air Bags	Dual Front & Side - AY0	Dual Front & Side - AY0	Dual Front & Side - AY0
Other	Spare - No Inflation Kit	Spare - No Inflation Kit	Spare - No Inflation Kit
Other	-------------------------------	Heated Seats - KA1	Heated Seats - KA1
Other	StabiliTrak	StabiliTrak	StabiliTrak
Other	8-way power driver	8-way power driver	8-way power driver
Other	2-way power frt pass	2-way power frt pass	2-way power frt pass
Other	Blue Tooth	Blue Tooth	Blue Tooth
Other	Body Color Molding	Body Color Molding	Body Color Molding
Other	Steering Wheel with Audio Controls	Steering Wheel with Audio Controls	Steering Wheel with Audio Controls
Other	Remote Start - BTV -	Remote Start - BTV -	Remote Start - BTV -
Other	Rear Park Assist	Rear Park Assist	Rear Park Assist
Other	Rear View Camera-ISRVM	Rear View Camera-ISRVM	Rear View Camera-ISRVM
Other	Inside Rear View Mirror with Rear View Display	Inside Rear View Mirror with Rear View Display	Inside Rear View Mirror with Rear View Display
Other	Power Liftgate	Power Liftgate	Power Liftgate
Other	QD6 - Spare Tire	QD6 - Spare Tire	QD6 - Spare Tire

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Utility FWD	4 Dr Utility FWD	4 Dr Utility AWD
Model Code	TR 14526	TR 14526	TV 14526
Equipment Group	3SB (SLE-2/SLE)	4SA (SLT-1)	4SA (SLT-1)
Volume % of Total	“***”	“***”	“***”
Other		Side Roof Rails	Side Roof Rails	Side Roof Rails
Other		Body Color Body Side Molding	Body Color Body Side Molding	Body Color Body Side Molding
Other		OnStar	OnStar	OnStar
Other		XM	XM	XM

Required Options - 100%

Required Options 0% - 100%		Sunroof - C3U - 30%	Sunroof - C3U - 30%	Sunroof - C3U - 30%

		-------------------------------	Entertainment System - U42 - 30%	Entertainment System - U42 - 30%
		Seats, 8 pass (2-3-3) - ABC - 30%	Seats, 8 pass (2-3-3) - ABC - 30%	Seats, 8 pass (2-3-3) - ABC - 30%
Excluded Options - 0%
		Color 51U	Color 51U	Color 51U
		Color 81U	Color 81U	Color 81U
		Color GGU	Color GGU	Color GGU

Exterior Colors

17U - Quick Silver		15%	15%	15%
40U - Summit White		NA	NA	NA
51U - Gold Mist		NA	NA	NA
58U - Carbon Black	*	25%	25%	25%
80U - Red Jewel	*	25%	25%	25%
81U - Med Brown		NA	NA	NA
98U - White Diamond	*	35%	35%	35%
GGU - Grey Green Metallic - NEW		NA	NA	NA

TOTAL		100%	100%	100%
Interior Colors
19C/192/193 - Ebony		70%	40%	40%
312/313 - Cashmere (Leather Only)		NA	30%	30%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Utility FWD	4 Dr Utility FWD	4 Dr Utility AWD
Model Code	TR 14526	TR 14526	TV 14526
Equipment Group	3SB (SLE-2/SLE)	4SA (SLT-1)	4SA (SLT-1)
Volume % of Total	“***”	“***”	“***”
84C/842/843 - Light Titanium	30%	30%	30%

TOTAL	100%	100%	100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
GMC Terrain
2012MY Repurchase Rental Minimum Equipment (VN9)

Model	4 Dr Utility 2WD	4 Dr Utility 4WD	4 Dr Utility 2WD	4 Dr Utility 4WD
Model Code	TLH26	TLK26	TLJ26	TLM26
Equipment Group	3SB (SLE-2)	3SB (SLE-2)	4SB (SLT-2)	4SB (SLT-2)
Volume % of Total	“***”	“***”	“***”	“***”
Standard Equipment
Engine	Engine 2.4L SIDI	Engine 2.4L SIDI	Engine 2.4L SIDI	Engine 2.4L SIDI
Transmission	Transmission, Auto 6 spd	Transmission, Auto 6 spd	Transmission, Auto 6 spd	Transmission, Auto 6 spd
Air Conditioning	Auto Single Zone	Auto Single Zone	Auto Single Zone	Auto Single Zone
Steering	Power Steering	Power Steering	Power Steering	Power Steering
Brakes	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS
Windows	Power Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic
Seats	Seat, 5-Pass	Seat, 5-Pass	Seat, 5-Pass	Seat, 5-Pass
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio, AM/FM w/CD/MP3/USB	Radio, AM/FM w/CD/MP3/USB	Radio, AM/FM w/CD/MP3/USB	Radio, AM/FM w/CD/MP3/USB
Wheels	Wheels, 17" aluminum	Wheels, 17" aluminum	Wheels, 18" aluminum	Wheels, 18" aluminum
Floor Mats	Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Premium Cloth	Premium Cloth	Leather	Leather
Other	Power Driver Seat: 8-Way	Power Driver Seat: 8-Way	Power Driver Seat: 8-Way	Power Driver Seat: 8-Way
Other	Leather Wrapped w/ Audio	Leather Wrapped w/ Audio	Leather Wrapped w/ Audio	Leather Wrapped w/ Audio
Other	Premium Audio - Pioneer 8-Spk	Premium Audio - Pioneer 8-Spk	Premium Audio - Pioneer 8-Spk	Premium Audio - Pioneer 8-Spk
Other	---------------	---------------	Remote Start	Remote Start
Other	StabiliTrak	StabiliTrak	StabiliTrak	StabiliTrak
Other	OnStar w/ Bluetooth	OnStar w/ Bluetooth	OnStar w/ Bluetooth	OnStar w/ Bluetooth
Other	XM	XM	XM	XM
Other	Manual Liftgate	Manual Liftgate	Power Liftgate	Power Liftgate
Other	---------------	---------------	Rear Park Assist	Rear Park Assist
Other	---------------	---------------	Memory: Drivers Seat & Mirrors	Memory: Drivers Seat & Mirrors
Other	---------------	---------------	Sunroof	Sunroof
Other	---------------	---------------	Chrome Package	Chrome Package

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Utility 2WD	4 Dr Utility 4WD	4 Dr Utility 2WD	4 Dr Utility 4WD
Model Code	TLH26	TLK26	TLJ26	TLM26
Equipment Group	3SB (SLE-2)	3SB (SLE-2)	4SB (SLT-2)	4SB (SLT-2)
Volume % of Total	“***”	“***”	“***”	“***”

Required Options - 100%	---------------	---------------	---------------	---------------
`
Required Options 0% - 100%

	3.0L V6 SIDI (Requires Q6D 18" wheels) - LFW - 30%	3.0L V6 SIDI (Requires Q6D 18" wheels) - LFW - 30%	3.0L V6 SIDI (Requires Q6D 18" wheels) - LFW - 50%	3.0L V6 SIDI (Requires Q6D 18" wheels) - LFW - 50%

Excluded Options - 0%
	Color GAO	Color GAO	Color GAO	Color GAO
	Color GHA	Color GHA	Color GHA	Color GHA
	Color GLB	Color GLB	Color GLB	Color GLB

Exterior Colors

GAN - Quicksilver Metallic	20%	25%	25%	25%
GAO - Gold Mist	NA	NA	NA	NA
GAR - Carbon Black Metallic	20%	20%	20%	20%
GBV - Cyber Gray Metallic	20%	20%	20%	20%
GAZ - Summit White - NEW	20%	15%	15%	15%
GHA - Mocha Steel Metallic	NA	NA	NA	NA
GIS - Merlot Jewel Metallic	20%	20%	20%	20%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Utility 2WD	4 Dr Utility 4WD	4 Dr Utility 2WD	4 Dr Utility 4WD
Model Code	TLH26	TLK26	TLJ26	TLM26
Equipment Group	3SB (SLE-2)	3SB (SLE-2)	4SB (SLT-2)	4SB (SLT-2)
Volume % of Total	“***”	“***”	“***”	“***”
GLB - Sonic Blue Metallic - NEW	NA	NA	NA	NA

TOTAL	100%	100%	100%	100%
Interior Colors
AFA/AFC/AFE - Jet Black	50%	50%	45%	45%
AFB/AFD/AFF - Light Titanium	50%	50%	40%	40%
AFG - Brownstone - (Leather Only)	NA	NA	15%	15%

TOTAL	100%	100%	100%	100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
GMC Yukon
2012MY Repurchase Rental Minimum Equipment (VN9)

Model	4 Dr Utility 2WD	4 Dr Utility 4WD
Model Code	TC10706	TK10706
Equipment Group	4SA (SLT)	4SA (SLT)
Volume % of Total	“***”	“***”
Standard Equipment
Engine	Engine Vortec 5.3L V8 Flex - LMG	Engine Vortec 5.3L V8 Flex - LMG
Transmission	Transmission, Automatic	Transmission, Automatic
Air Conditioning	Air Cond. Auto Tri- Zone	Air Cond. Auto Tri- Zone
Air Conditioning, Rear	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.
Steering	Power Steering	Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seat	Seat, 6 Way Power Driver	Seat, 6 Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio AM/FM/6 disc CD UUIJ- single disc w/ USB & req. U42	Radio AM/FM/6 disc CD UUIJ- single disc w/ USB & req. U42
Wheels	Wheels, 18" aluminum - QF8	Wheels, 17" aluminum - N88
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Leather Bucket	Seat, Leather Bucket
Other	STD 3 Pass 3rd Row Seat - AS3	STD 3 Pass 3rd Row Seat - AS3
Other	StabiliTrak	StabiliTrak
Other	Power Adj Pedals	Power Adj Pedals
Other	Rear Park Assist	Rear Park Assist
Other	XM	XM
Other	OnStar	OnStar
Other	Bluetooth for phone	Bluetooth for phone

Required Options - 100%
UE0/U2J - Not Available	SLT-2 Equipment Package(PCK) Includes:	SLT-2 Equipment Package(PCK) Includes:
	Full Feature Leather Buckets with Heat (10 way)-AN3	Full Feature Leather Buckets with Heat (10 way)-AN3
	Heated 2nd Row Seats - KA6	Heated 2nd Row Seats
	Power Folding Outside Mirrors with Integrated Turn Signals - DL3	Power Folding Outside Mirrors with Integrated Turn Signals
	2nd Row - Power Release - ARS	2nd Row - Power Release

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Utility 2WD	4 Dr Utility 4WD
Model Code	TC10706	TK10706
Equipment Group	4SA (SLT)	4SA (SLT)
Volume % of Total	“***”	“***”
		Power Liftgate - E61	Power Liftgate - E61

Required Options 0% - 100%
		Sunroof - CF5 - 30%	Sunroof - CF5 - 30%
		Rear Entertainment - U42 - 30%	Rear Entertainment - U42 - 30%

Excluded Options - 0%
		Color 46U	Color 46U
		Color 51U	Color 51U

		Color GGU	Color GGU

Exterior Colors
41U - Onyx Black		15%	15%
50U - Summit White		NA	NA
51U - Gold Mist Metallic		NA	NA
89U - Crystal Red Tintcoat		15%	15%
98U - White Diamond Tricoat	*	30%	30%
GHA - Mocha Steel Metallic - NEW		15%	15%
GAN - Quicksilver Metallic		25%	25%

TOTAL		100%	100%
Interior Colors
193/196 - Ebony		35%	35%
333/336 - Light Tan		30%	30%
833/836 - Light Titanium		35%	35%

TOTAL		100%	100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
GMC Yukon XL
2012MY Repurchase Rental Minimum Equipment (VN9)

Model	4 Dr Utility 2WD	4 Dr Utility 4WD
Model Code	TC10906	TK10906
Equipment Group	4SA (SLT)	4SA (SLT)
Volume % of Total	“***”	“***”
Standard Equipment
Engine	Engine Vortec 5.3L V8 Flex - LMG	Engine Vortec 5.3L V8 Flex - LMG
Transmission	Transmission, Automatic	Transmission, Automatic
Air Conditioning	Air Cond. Auto Tri- Zone	Air Cond. Auto Tri- Zone
Air Conditioning, Rear	Air Conditioning, Rear Aux	Air Conditioning, Rear Aux
Steering	Power Steering	Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seat	Seat, 6 Way Power Driver	Seat, 6 Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio AM/FM/6 disc CD UUIJ- single disc w/ USB & req. U42	Radio AM/FM/6 disc CD UUIJ- single disc w/ USB & req. U42
Wheels	Wheels, 17" aluminum - N88	Wheels, 17" aluminum - N88
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Leather Bucket - A95	Seat, Leather Bucket - A96
Air Bags	Dual Front & Side	Dual Front & Side
Other	STD 3 Pass 3rd Row Seat - AS3	STD 3 Pass 3rd Row Seat - AS3
Other	StabiliTrak	StabiliTrak
Other	Power Adj Pedals	Power Adj Pedals
Other	Rear Park Assist	Rear Park Assist
Other	XM	XM
Other	OnStar	OnStar
	Bluetooth for phone	Bluetooth for phone
Required Options - 100%
UE0/U2J - Not Available
	SLT-2 Equipment Package(PCK) Includes:	SLT-2 Equipment Package(PCK) Includes:
	Full Feature Leather Buckets with Heat (10 way)-AN3	Full Feature Leather Buckets with Heat (10 way)-AN3
	Heated 2nd Row Seats - KA6	Heated 2nd Row Seats - KA6
	Power Folding Outside Mirrors with Integrated Turn Signals - DL3	Power Folding Outside Mirrors with Integrated Turn Signals - DL3

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Model	4 Dr Utility 2WD	4 Dr Utility 4WD
Model Code	TC10906	TK10906
Equipment Group	4SA (SLT)	4SA (SLT)
Volume % of Total	“***”	“***”
		2nd Row - Power Release - ARS	2nd Row - Power Release - ARS
		Power Liftgate - E61	Power Liftgate - E61

Required Options 0% - 100%
		Sunroof - CF5 - 30%	Sunroof - CF5 - 30%
		Rear Entertainment - U42 - 30%	Rear Entertainment - U42 - 30%

Excluded Options - 0%
		Color 46U	Color 46U
		Color 51U	Color 51U

		Color GGU	Color GGU

Exterior Colors
41U - Onyx Black		15%	15%
50U - Summit White		NA	NA
51U - Gold Mist Metallic		NA	NA
89U - Crystal Red Tintcoat		15%	15%
98U - White Diamond Tricoat	*	30%	30%
GHA - Mocha Steel Metallic - NEW		15%	15%
GAN - Quicksilver Metallic		25%	25%

TOTAL		100%	100%
Interior Colors
193/196 - Ebony		35%	35%
333/336 - Light Tan		30%	30%
833/836 - Light Titanium		35%	35%

TOTAL		100%	100%

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Attachment 1B

December 22, 2010

To:	All Daily Rental Companies and Inspection Providers

Re:           2011 CY Rental Return Program Guidelines
                      Implementation Date: January 3, 2011

General Motors is pleased to announce the 2011 CY Rental Return Program Guidelines.  Please note the changes and additions from the 2010 Guidelines are shown in bold print in the guideline document.

The 2011 Rental Return Program Guidelines feature an increase in the Damage Deductible amount from $400 to $450.  A summary of the changes and clarifications are as follows:

NEW ITEMS AND CHANGES

•	Damage deductible amount changed from $400 to $450.

•	A clarification of MET charges for integral Keyless Remote and key on page 13.

•	MET Codes were removed for 13 inch tires and non-electronic ignition and trunk keys.

•	The GM Holiday section and Vehicle Categories are updated for 2011.

•
There are numerous address changes for turn back yards that are shown in red print to aid in identifing these changes located in Exhibit E.  These changes have all been previously communicated via bulletin.

•	Excessive hail damage inspection process has been added to Paintless Dent Removal in Exhibit B.

•	The tire replacement chart will be sent as soon as it is available in early 2011.

Many of these revisions to the return program guidelines are a result of rental customer input, competitive analysis and lessons learned from customer / GM site visits during the 2010 calendar year.  Through these continuous improvements, our customers will experience superior value and fairness in the 2011 CY General Motors Rental Return Program.

If there are any questions, please contact your lead representative in General Motors Remarketing.

Tom Martin	Avis / Budget and Licensees / SGS	313-667-6434
Sandy Grinsell	Enterprise / Vanguard Car Rental / Hertz /	313-667-6437
and Licensees
Audre Walls	Independent Rental accounts / CT Axis / Inviso	313-667-6444

John Pruse
Manager, Rental Customer Support and Inspection Development

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

GENERAL MOTORS 2011 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 3, 2011

Table of Contents                                                                                                                  Page

I.	General Condition Standards ……………………………………………….……...……..... 2
A.	Vehicle Return Requirements ……………………………………………………. 2
B.	Title, Registration, Tax, VIN Plate ……………………………………………….. 3
C.	Vehicle Damage and Disclosure…………….…………………………………….. 3
D.	Damage Allowance, Existing Damage, Previous Repairs ………………….. 4
E.	Vehicle Maintenance ………………………………………………………………. 5
II.	Normal Wear and Tear ………………………………………………………………............ 5
A.	Glossary …………………………………………………………… 5
B.	Sheet Metal and Paint …………………………………………………................... 5
C.	Convertible Tops …………………………………………………………….……… . 6
D.	Front and Rear Bumpers ………………………………………………………….. 7
E.	Tires ……………………………………………………………………………......... 9
F.	Wheels, Covers and Aluminum Wheels ……………………………………....... . 10
G.	Vehicle Lighting ………………………………………… … 11
H.	Interior Soft Trim and Carpets ………………………………………………….. 11
I.	Carpet Retainers / Sill Plates ……………………………………………………… 11
J.	Vehicle Glass ……………………………………………………………………….. 11
III.	Original Equipment, Aftermarket Equipment and Accessories ………………………….. 12
IV.	Missing Equipment Program (MET) …………………………………………..………... 12
V.	Vehicle Integrity ………………………………………………………………………............ 13
VI.	Litigation Liability ……………………………………………………………………………... 14
VII.	General Turn-In Procedures ………………………………………………………………… 14
A.	Forecast …………………………………………………………………………….. 14
B.	Delivery ………………………………………………………………….................. 14
C.	Inspection …………………………………………………………………………… 14
D.	Reviews ………………………………………………………………………… 15
E.	Acceptance ………………………………………………………………………….. 15
F.	Standard Program Payments………………………………………................... 15
G.	Rejects ………………………………………………………………………………. 16
H.	Other …………………………………………………………………….................. 16
VIII.	Permanently Rejected Vehicles …………………………………………………………….. 17
IX.	Miscellaneous Items …………………………………………………………………………. 17
A.	General Return Facility Guideline ………………………………………………… 17
B.	Holidays …………………………………………………………………………17
C.	Contact Information ……………………………………………………................. 18
X.	Exhibits
A.	Vehicle Categories…………………………………………..………….……….19
B.	PDR Process and Limitations …………………............................................ 20
C.	MET Program Price List/ Misc. MET Item ………………………………… 22
D.	Mid – Rail and Engine Cradle Damage Definitions..…………………………... 25
E.	GM Authorized Return Locations ……………………....................................26
F.	GM Approved 2008 Replacement Tire Tables ………………………………… 30
G.	MET Tire Program ………………………………..……………………………….. 31
H.	GM Windshield Glass Manufacturers …………..………………………………… 32
I.	Title Shipping and Handling Procedure ………………………………………….. 33
J.	Aluminum Wheel Repair ……………………………………….………………….. 34

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

The interpretation of these Guidelines is solely the discretion of General Motors LLC (or”(GM”).

I.	GENERAL CONDITION STANDARDS

A.	Vehicle Return Requirements

1.	Vehicle must be returned washed and vacuumed. Vehicles with dirty interiors including newspapers, cups and other trash will be charged a $35 Dirty Interior MET Fee.
a.
The dirty interior charge will be used when the interior of the vehicle is littered with trash.  Excessive trash in the vehicle such as cups, bottles, newspapers, food bags, roadmaps, etc., that would hinder interior inspection would generate a $35.00 dirty interior MET charge.

b.	One of the following items will be allowed at no charge, 1) gum wrapper 2) plastic bottle / bottle cap 3) straw or straw wrapper.
c.	General Motors’ expectation of a vehicle’s condition, when returned by the rental company, is that it will be in the same condition as it is when provided to a rental customer.
2.	Vehicles with an exterior that is too dirty to inspect will be gate released to the rental account for washing. When the vehicle is returned and inspected a $75.00 re-inspection fee will be charged.
3.	Vehicles must have a minimum ¼ tank of gasoline with the exception of Hawaii vehicles, which cannot exceed a ¼ tank of gasoline.
4.
Emission labels are required to be in place and legible on all vehicles returned to General Motors.  Vehicles without an emission label will be Currently Ineligible and gate released to the rental account.  A $75.00 re-inspection fee will be charged when the vehicle is corrected and returned.

5.	Vehicles must have two (2) sets of keys, all owner manuals, floor mats, and programmed keyless remotes/key fobs and all other remotes, included as original equipment.
6.
General Motors vehicles store the vehicle mileage in one of two locations, either the vehicle’s Instrument Cluster or the Body Control Module, BCM.  Vehicles with the mileage stored in the BCM can be restored using the Tech 2 scan tool and a code supplied by GM Techline, refer to the appropriate GM Shop Manual for complete instructions.  Rental accounts with General Motors Warranty In-shop facilities may be able to restore the mileage after a BCM replacement with the proper training and tools.  For vehicles with the mileage stored in the Instrument Cluster, the mileage will be restored by the AC Delco Service Center prior to returning the cluster to the customer.  Vehicle mileage restoration MUST be done at the time of the repair as the stored information must be recovered and transferred to the new / replacement part.  If any of the above repairs cannot be properly completed by the rental account’s service department, the vehicle must be taken to the appropriate GM dealer for repairs.  Vehicles with 0 mileage or a mileage statement will no longer be accepted for return to General Motors.

7.	A vehicle must comply with all aspects of the applicable program parameters or it is not eligible for return.
8.	Each vehicle shall be in sound mechanical and electrical operating condition. Repair of these items must be made prior to turn-in or the vehicle will be rejected.
9.
All warranty and campaign claims should be completed prior to returning the vehicle to General Motors.  Failure to complete warranty and/or campaign claims may render the vehicle Currently Ineligible.  A $75.00 re-inspection fee will be charged when the vehicle is returned.  Repair of existing body damage is not required for vehicles released for warranty, mechanical or campaign repairs.

10.
Any vehicle equipped with supplemental inflatable restraints (S.I.R.) including driver, passenger or side airbags that have been deployed, missing or otherwise disconnected, must be replaced with the approved OEM replacement and must meet GM standards prior to turn-in.

B.	Title, Registration, Tax, VIN Plate

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

1.	A vehicle submitted with a COV (Certificate of Origin for a Vehicle) or a branded title, is not eligible for return.
2.
All vehicles must have a valid and current registration, at the time of acceptance.  State and local taxes must be paid prior to turn-back. The Daily Rental Company must comply with State regulations pertaining to proof of payment for State and local taxes.

3.
Titles for all turn-in vehicles for the Daily Rental Companies must be received by the SGS Title Center within three (3) business days of vehicle turn-in to the address shown below.  The vehicle turn-in date is considered the first day.  See Exhibit I for detailed title shipping instructions.

SGS Title Center
9805-C North Cross Center Court
Huntersville, NC 28078
Phone:   704-997-1082
FAX:       704-997-1090

4.
The Daily Rental Company must remove each vehicle at an auction or turn-in site if the title for such vehicle is not received within 30 days of the turn-in date.  The vehicle will be Currently Ineligible and will be assessed a re-inspection fee if / when it is returned.

5.
The vehicle’s Vehicle Identification Number Plate (VIN) must be completely readable and properly attached to the dash panel.  Any obstruction causing a portion of the plate to be covered is not acceptable.

6.	The plate must be flush and secure with the rivets intact and tight.
7.	The plate cannot be bent, cracked or torn and the rivets cannot be damaged in any manner.
8.	Bent or loose VIN plates cannot be repaired or replaced. General Motors cannot replace a VIN plate or the rivets used to attach it to the dash panel.
9.	VIN plates not meeting these criteria will render the vehicle Permanently Ineligible for this Program.

C.	Vehicle Damage and Disclosure Requirements

1.
The GM Disclosure Policy mandates that all prior damage and repairs must be electronically disclosed prior to turn back, excluding warranty repairs performed by the Daily Rental Company or a GM Dealer.

2.
The electronic disclosure must be checked in the appropriate box (Yes or No), confirming     or denying previous damage.  Failure to disclose previous damage at turn-in will be grounds for rejecting the vehicle.

3.	Collision damage must be disclosed and be supported by repair orders, if requested by the inspection provider on behalf of General Motors.
4.	Repair orders must accurately reflect all work performed and include all associated repair costs.
5.	The inspection provider, on General Motors behalf, will request a Repair Order when:
a.	Previous repaired damage noted during the inspection does not agree with the disclosure.
b.	The dollar amount disclosed appears too high or low based on the visual inspection.
c.	The disclosed damage areas and the disclosed repair amount appear significantly out of line.
d.	There should be no other arbitrary rule or guideline, such as any damage over $XXX amount or with damage to X number of body panels used as a basis for requesting R.O.’s.
6.
Requested repair orders must be received by the inspection provider within two business days of the request for the rental account to maintain their original turn in date.  Requested repair orders not received by the inspection provider within seven (7) business days will cause the vehicle to be deemed Currently Ineligible and must be gate released and removed from the yard until the repair order is available.  A $75.00 re-inspection fee will be charged when the vehicle is returned with the requested repair order.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

D.	Damage Allowance, Existing Damage and Previous

1.	GM will absorb the cost of repairs on those vehicles returned with $450 or less existing damage.
2.	GM will charge the Daily Rental Company for current damage in excess of the $450 damage allowance plus a service fee. The service fee will be applied as follows:

AMOUNT IN EXCESS OF $450	SERVICE FEE
$0 TO $99.99	EQUAL TO AMOUNT OVER $450
$100.00 TO $1,099.99	$100
$1,100.00 TO $1,599.99	$200

3.	Vehicles with existing damage exceeding $2,000 are not currently eligible for return.
4.
Prior repairs cannot exceed $2,250 for Category 1 vehicles, $2,750 for Category 2 vehicles, $3,250 for Category 3 vehicles and $4,250 for Category 4 vehicles.  These amounts exclude costs related to vehicle glass, tires, wheels, wheel covers, Supplemental Inflatable Restraint (SIR) system components, “Loss of use” and towing charges. Vehicles exceeding these maximums are not eligible for turn-in.  See Exhibit A - Vehicle Categories / Prior Repair Limits.

5.
Vehicles with "Poor Prior Repairs" of $700 or less, GM will accept the vehicle and charge the estimated repair cost to the Daily Rental Company under the MET program.  Vehicles with “Poor Prior Repairs” exceeding $700 will be considered “Currently ineligible” and released to the Daily Rental Company.

6.
If a vehicle is identified as “currently ineligible” as a result of a mechanical, warranty / campaign, unacceptable glass or mis-matched tires, etc. GM will allow the unit to be gate released, repaired for these reasons only, and returned for acceptance consideration. If the returned vehicle has had partial repairs on any chargeable damage identified when it was originally inspected, the entire vehicle must be repaired to no more than $100 in chargeable current damage. A $75 Re-inspection Fee will apply.

7.	Missing equipment will not be included as part of the chargeable damage allowance, but will be charged per the Missing Equipment Program (MET, refer to Section IV).

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

E.    Vehicle Maintenance

1.
Vehicles must be maintained as described in the Vehicle Owners Manual. Failure to comply will result in permanent rejection of the vehicle.  The repair/replacement of an engine or transmission that is due to non-compliance of vehicle maintenance will render the vehicle permanently ineligible.

II.	NORMAL WEAR AND TEAR

Listed below is the nomenclature commonly used to describe degree of damage in inspection reporting.

A.	GLOSSARY OF TERMS – “General Description”

1.	Abrasion – A lightly scratched or worn area of the finish, either paint, clear coat, or chrome, that does not penetrate to the base material of the part or panel.

2.	Chip – Confined area where paint has been removed from the surface, usually not larger than 1/8 inch, for purposes of these return guidelines.

3.	Dent – A depression of any size in the panel material whether metal, composite, or other, with or without paint damage.

4.	Ding – A small dent an inch or less in diameter with or without paint damage.

5.	Gouge – An area where the damage has penetrated the finish and removed a portion of the base material of the part or panel.

6.	Scratch – A cut in the surface, of any material, that may or may not penetrate the finish.

7.	Scuff – A worn or rough spot that is deep enough to disturb the base material of the part or panel but does not remove any base material.

B.	SHEET METAL AND PAINT

The following are acceptable return conditions and applicable charges.  For Paintless Dent Removal (PDR) criteria see Exhibit B.

1.	Maximum of two dents per panel that are individually no larger than one (1) inch in diameter, does not break the paint, and qualifies for Paintless Dent Removal (PDR) are non-chargeable.
2.	Scratches in the clear coat that do not penetrate to the color coat, and do not catch a finger nail, are non-chargeable.
3.	Chips to door, hood or deck lid edges that do not reach flat panel surfaces are non-chargeable.
4.	An appearance fee and PDR may be used on the same panel.
5.
One dent that qualifies for PDR that contains one chip inside the dent.   The chip must be no larger than one-eighth (1/8) inch in diameter and cannot exhibit any spider cracks around the chip.  This damage would be charged $50 for the PDR and $20 Appearance Charge for the chip, totaling $70.00.

6.	ALL PANELS EXCEPT HOOD
a.	One to three chips, individually no larger than one-eighth (1/8) inch in diameter are no charge.
b.	Four to six chips per panel will be charged the $20 appearance charge.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

c.	Over six chips per panel will require a minimum of a panel refinish.
7.	HOOD PANEL
a.
Maximum of six chips to the leading edge (first 5 inches) of the hood, individually no larger than one-eighth (1/8) inch in diameter, and / or up to three chips on the remainder of the hood at no charge.

b.	Up to 10 chips in the leading edge of the hood and / or up to six chips on the remainder of the hood will be charged a $40 appearance charge.
c.	Over ten chips in the leading edge of the Hood and / or over six chips on the remainder of the Hood will require a minimum of a hood panel refinish.
d.	Scratches that individually do not exceed ¼ inch in length may be used in any combination with chips but not to exceed the quantities shown above.
HOOD PANEL CONDITIONS
HOOD – LEADING EDGE, FIRST 5”	HOOD – ALL BUT LEADING EDGE	CHARGES
Maximum of 6 chips / scratches	Maximum of 3 chips / scratches	Non-Chargeable
Maximum of 10 chips / scratches	Maximum of 6 chips / scratches.	$40.00 Appearance fee
Greater than 10 chips / scratches	Greater than 6 chips / scratches	Hood Panel Refinish
See B. Sheet Metal and Paint above for additional details.

8.	Chips and scratches, that exceed the guidelines outlined above, will be charged for Panel Refinish.
9.
Vehicles with damage confined to either the upper or lower half of a panel may qualify for a partial panel repair.  A partial panel repair can only be considered when there is a clean break between the upper and lower portion of the panel.  A clean break is defined as a body side molding, cladding, etc. that runs from one end of the panel to the other with no gaps at either end.  Body lines are not a clean break and partial panel repair does not apply.

10.
A partial Deck Lid / Lift gate repair has been added for an area below a molding that goes from end to end on the Deck Lid or Lift gate.  An example would be the Chevrolet Impala with an area of approximately 2 inches below the Deck Lid Molding.  This is not a spot repair and cannot be used above the molding.

11.
The floor of a pick-up truck box is considered one panel and is covered by the above guideline of two dents per panel no larger than (1) inch that does not break the paint.  One dent to each wheelhouse no larger than (1) inch, that does not break the paint, is acceptable.  Paintless Dent Removal cannot be used on the floor or wheelhouse of a pick-up truck.

C.   CONVERTIBLE TOPS

The following are acceptable return conditions with regard to convertible tops:
1.	Stains that can be removed by normal reconditioning.
2.	Abrasions that are not visually offensive.
3.	Top structure must be operational and not damaged.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

D.   FRONT AND REAR BUMPERS

Bumpers will be inspected from a standing position.

The following are acceptable return conditions with regard to front and rear soft painted bumper fascia and textured bumpers:

1.
A maximum of two dents, no larger than one inch that do not break the paint are no charge. Dents that encroach on the edges of the license plate pocket and impressions of screw heads would continue to be chargeable damage.

2.
Maximum of two scratches per bumper that are no longer than two (2) inches and no wider than ¼ inch or, one scratch no longer than four (4) inches and no wider than ¼ inch that penetrates the color coat, exposing the black bumper material, but not penetrating the black bumper material requiring filler are non-chargeable.

3.	Minor indentations in the rear bumper cover, directly below the trunk opening, without paint damage are non-chargeable.
4.
An appearance charge of $20 will be assessed for minor chipping along the edge of the rear bumper below the deck lid / lift gate that does not remove the base material.  This would be damage from dragging items from the trunk across the top of the bumper.

5.
On bumper covers with no other damage, one to three chips 1/8 inch or less per bumper cover are no charge.  Four to six chips 1/8 inch or less per bumper cover charged for $20 appearance fee.  Over six chips per bumper cover will require a minimum of a partial bumper repair.  Scratches that individually do not exceed ¼ inch in length may be used in any combination with chips but not to exceed the quantities shown above.

See #4 above for additional details
See #3 above for additional details.
[Graphic Omitted]

BUMPER CONDITIONS
FRONT OR REAR BUMPER FASCIA	CHARGES
A maximum of two dents, no larger than one inch that do not break the paint	Non-Chargeable
Maximum of two scratches per bumper no longer than 2” and no wider than ¼” or, one scratch no longer than 4” and no wider than ¼ inch	Non-Chargeable

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Minor indentations in the rear bumper cover, directly below the trunk opening, without paint damage	Non-Chargeable
An appearance charge will be assessed for minor chipping along the edge of the rear bumper below the deck lid / lift gate that does not remove the base material	$20.00 Appearance Fee
BUMPER COVERS WITH NO OTHER DAMAGE
Maximum of 3 chips / scratches per bumper	Non-Chargeable
Maximum of 6 chips / scratches per bumper	$20.00 Appearance Fee
Greater than 6 chips / scratches per bumper	Minimum Partial Bumper Repair
See D. (Front and Rear Bumpers) above for additional details.

6.
The front and rear bumper fascia may be mis-aligned due to a low impact collision.  A charge of $50.00 has been added for the front and rear bumper to re-attach any disconnected fasteners and align the bumper fascia when no other damage is present.  This repair cannot be used for a poor previously repaired bumper, only minor misalignments without paint damage.

7.
Damage on the underside of the bumper, observed during the undercarriage inspection, other than breakage, will not be chargeable.  Cracked or broken bumpers, regardless of location, will remain chargeable as a repair or replacement.

8.	Partial bumper repairs may be charged using the following criteria for either painted or textured bumpers:
a.
A partial bumper repair can be performed on a rolling third or 33% of the bumper.  The damage can be anywhere on the bumper as long as it is confined to an area equal to a continuous third of the bumper’s length.

b.	Partial bumper repairs cannot be used for vehicles utilizing paints commonly referred to as pearl or tri-color due to color matching concerns.
c.
The $20 appearance fee may be used on bumpers in conjunction with a partial bumper repair if the damage is located on different areas of the bumper. (Example) The partial bumper charge can be assessed for damage to the center of the bumper and an appearance fee for minor chips on the left end of the bumper eliminating the need to charge for a full refinish.

9.	Cracked or punctured bumper fascia’s will be charged a minimum partial bumper repair fee of $125.00 for painted bumpers and $175.00 for textured bumpers per the parameters below.
a.	Crack(s) in the bumper, not exceeding a total combined length of four (4) inches in total, or a puncture not exceeding the diameter of a U.S. quarter.
b.	A maximum of two dents, individually not exceeding two (2) inches in diameter and confined to 1/3 of the bumper area.
10.	Bumpers that are both painted and textured or two tone will be treated as separate chargeable bumpers and charged the full repair amount for each panel if the damage follows the above guidelines.
11.	License plate screw holes in the front bumper cover used to attach the license plate to the bumper, without the proper bracket, will be charged a minimum of a partial bumper repair at $125.00.
12.	Metal bumpers, either painted or chrome.
a.
A maximum of two scratches or chips per bumper that are no longer than two (2) inches and no wider than ¼ inch or, one scratch no longer than four (4) inches and no wider than ¼ inch that penetrates the color coat, that would not require filler are acceptable at no charge.

b.	A maximum of two (2) dents that are individually no larger than one (1) inch in diameter and do not damage the paint or chrome will be charged $100.00.
c.	Damage exceeding the above criteria will be charged for a bumper replacement including damage that removes any chrome plating on a metal bumper.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

E. TIRES

The following are acceptable conditions regarding all tires including full size spare tires which must meet the same inspection criteria as a road tire:

The space saver spare tire used on most General Motors vehicles does not fall into the same criteria as the four road tires.  The space saver spare must be in the vehicle, inflated and undamaged.  The minimum 5/32 inch tread depth requirement does not apply.  They also may not be the same make as the road tires.

1.	All tires must have 5/32 inch or better original tread across all primary tread grooves without any exposed belts. All tires must match by size, make and type.
2.	Only GM original equipment tires or GM approved replacement tires are acceptable. Refer to Exhibit F - GM Approved 2009 Replacement Tire Table.
3.
When the replacement tire shown in Exhibit F is not available the first step should be to contact the tire manufacturer through their Customer Assistance phone number.  This information is located in the Tire Warranty Book included with the vehicle’s warranty information.  If the replacement tire cannot be located a replacement exhibiting the same TPC code as the original tire may be used, however, all tires must match by size, make and type.

4.
Tires without a TPC rating or when another manufacturer cannot supply the same TPC rated tire, any other OE supplier shown on Exhibit F can be used as long as the tire matches the original by size, load rating and speed rating.  The same rule as above will apply, all four tires must match by size, make and type.

5.
Tires with mushroom-type plugs, installed from the inside out, in the tread only, are acceptable.   All other plugs / patches are not acceptable.  General Motors reserves the right to charge the Daily Rental Company via the MET Tire Program for any unacceptable plugged tire found and replaced prior to the sale of the vehicle, with no right to review.

6.	Exhibit G - MET Tire Program, provides details for tire replacement under the MET program. This program is available to Daily Rental Companies at their discretion.

Non Measureable Sipe Tread
[Graphic Omitted]

Measureable Tread Grooves Must be a Minimum of 5/32”.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

F  WHEELS, COVERS AND ALUMINUM WHEELS

Refer to Exhibit J for GM approved wheel repairs.

Wheel description and nomenclature

1.	Stamped Steel Wheel – A base wheel usually painted black which utilizes a hub cap or wheel cover.
2.
Aluminum / Alloy Wheel – A wheel made of aluminum or aluminum alloy.  These wheels are typically coated with either, 1) clear coat 2) paint with or without clear coat 3) polished and clear coated or 4) chrome plated.

The following are acceptable return conditions for aluminum / alloy wheels, stamped steel wheels, and wheel covers with any appropriate charges.  See Exhibit J. for additional information:

1.	Description of non-chargeable conditions.
a.
The face of the wheel cover or wheel may have a maximum of two (2) light scratches or scuffs to the surface not penetrating through to the base material that are no longer than 1 1/2 inches and no wider then 1/4 inch.

b.	Light scratches or scuffs within one inch of the outside edge of the wheel or wheel cover are acceptable, provided they do not, in total, exceed one-third (1/3) the circumference of the wheel.
2.	A $50 MET Appearance Charge will be assessed for abrasions and scratches, exceeding those outlined in number one above, that do not remove material or distort the outer edge of the wheel.
a.	Damage must be limited to the outer one (1) inch of the edge of an Aluminum or Alloy wheel that can be removed with light sanding.
b.	The damage cannot, in total, cover more than 25% of the wheel’s rim area.
3.
Scratches, scuffs or gouges that remove material or distort the outer edge of the wheel can be repaired.  The following prices apply to aluminum, alloy and chrome plated steel wheels as shown in Exhibit J.

a.	All car and truck aluminum / alloy with clear coat or painted surface $165.00,
b.	All car and truck chrome plated aluminum / alloy or steel $205.00.
c.	All car and truck brightly polished aluminum $235.00.
4.	Gouges of the base material in the center or spoke area of the aluminum / alloy wheel are not repairable and must be charged for a replacement.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

G. VEHICLE LIGHTING

The following are acceptable return conditions with regard to vehicle lighting:

1.	All lights/lamps must be operational. (Front, Rear, Side and Interior)

H.	INTERIOR SOFT TRIM AND CARPETS

The following are acceptable return conditions with regard to interior soft trim and carpets:

1.	All stains which can be removed by normal reconditioning are non-chargeable.
2.	Maximum of one (1) burn that is not larger than one-quarter (1/4) inch in diameter and not through the backing material is non-chargeable.
3.	For tears or cuts in leather, vinyl or cloth, on soft interior trim panels, the following damage charges will apply.
a.	$100.00 for tears or cuts not longer than two inches in leather or vinyl.
b.	$70.00 for tears or cuts not longer than two inches in plain cloth, with no pattern.
c.	For tears or cuts up to four inches the damage charge is $125.00 for leather or vinyl and $90.00 for plain cloth, with no pattern.
d.	The above repairs cannot be utilized if the damage crosses a seam in the material.
e.	Damage exceeding the above criteria will require a trim panel part replacement.
4.	Carpet stains that require bleaching and dying of the carpet will be charged $65 per section, ie. right front, left front, etc.
5.	Torn or punctured carpet may be repaired using the following pricing:
a.	$50 charge for a puncture not exceeding ¾ inch in diameter.
b.	$125 charge for a tear not exceeding two (2) inches in length.
6.	Damage exceeding the above defined conditions, in number 4 and 5 above, will require carpet replacement.

I.	CARPET RETAINERS/ SILL PLATES

The following are acceptable return conditions with regard to carpet retainers/sill plates:

1.	Carpet retainers and sill plates must be in place.
2.	Minor surface scuffs/scratches are acceptable.

J.	VEHICLE GLASS

1.	The following are acceptable return conditions with regard to rear windows, side / door windows, and any stationary glass:
a.	Minor pinpoint chips or vertical scratches in the side / door glass will be acceptable and noted in the non-chargeable portion of the AD006.
b.	Minor pinpoint chips to any stationary or rear glass is acceptable as a non-chargeable condition.
c.	Any damage more severe than stated above will render the vehicle Currently Ineligible and must be released to the rental account for repair.

Only windshields can be charged as a MET Program charge or part replacement.  Door, side and rear windows cannot be charged as current damage and must be considered Currently Ineligible and released to the rental account for repair.  A $75.00 Re-inspection Fee will be charged upon the vehicle’s return.

2.	Windshield

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

a.	Pinpoint chips are non-chargeable providing the glass is not sandblasted. Sandblasted glass is defined as a series of pinpoint chips in a concentrated area.
b.	Four (4) chips (without legs) from one-eighth (1/8) inch not to exceed three sixteenth (3/16) inch are non-chargeable providing no more than two (2) chips reside in the driver's side wiper area.
c.	Chips (without legs) one-eighth (1/8) inch or less located within one (1) inch inbound from the "Frit Band" (windshield outer perimeter darkened area) are non-chargeable.
d.	General Motors will not accept glass that has been repaired. Only OEM glass is acceptable (see Exhibit H: GM Windshield Glass Manufacturers.)
e.	Damaged windshields may be replaced under the terms of the MET program.
3.
General Motors reserves the right to charge the Daily Rental Company $220 for each windshield replaced at auction prior to sale of vehicle where previously written as “chipped no charge”, with no right to review.

III.       ORIGINAL EQUIPMENT, AFTERMARKET EQUIMENT AND ACCESSORIES

A.
Original Equipment - All original equipment and accessories noted on the factory invoice must be on the vehicle.  All missing parts (such as body side moldings, wheel covers, trunk mat, spare tire, correct rear van seats, jack and wheel wrench) are to be replaced prior to return and must be original GM equipment.  All OEM options and accessories must be installed on the vehicle prior to being placed in daily rental service.

B.
After-Market Equipment - Any after-market parts or accessories i.e. GPS / navigational systems, pick-up truck bed liners, running boards, etc. installed by the rental account or their agent must have prior  GM Remarketing approval prior to installation.  Drilling, electrical modifications, etc. without prior approval will render the vehicle permanently ineligible.  Pick-up truck bed liners, running boards, etc. must be left on the vehicle at turn back.

IV.           MISSING EQUIPMENT PROGRAM (MET)

A.
The Missing Equipment Program (MET) is designed to expedite turn-in by allowing the Daily Rental Company to pay for select missing parts or accessories as determined by GM Remarketing (refer to Exhibit C), as opposed to the Daily Rental Company replacing the part or accessories.  MET items will be deducted from the repurchase payment to the  Daily Rental Company.  MET items will not be included as part of the $450 chargeable damage allowance (Refer to Section I-D, Damage Allowance).

B.
Vehicles turned in with one or all the mats missing, on vehicles so equipped, will be assessed a MET charge for missing mats or for the set if none are returned with the vehicle.  All vehicles will be assessed the appropriate MET fee for any missing floor mats.  Floor mats are required per the “Minimum Equipment Requirements”,

C.
Keyless remote / key fobs must be operational.  Key fobs that are not functional will be charged $30.00 for re-programming.  Missing key fobs will be assessed the programming fee, which is included in the Met fee for the missing key fob(s).  Missing keys utilizing an integral Keyless Remote  and key will be charged the Keyless Remote MET charge as they are not serviced separately.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

V.           VEHICLE INTEGRITY

A.
Damage which compromises the integrity of the vehicle, repaired or not, will be grounds for rejecting the vehicle as a permanent reject.  Minor damage that has not been repaired (i.e., small dents, scrapes, or scratches) which does not compromise the structural integrity of the vehicle is acceptable on the following components:

1.	Floor Panel / Trunk Floor
2.	Mid – Rail Assembly (See Exhibit D)
3.	Outer Rocker Panels / Pinch Welds
4.	Frame Rails / Rail Extensions
5.	Sub-Frame Assemblies (Engine Cradles) (See Exhibit D)

B.
Total time for Frame Set-up and Measure of 2.0 hours or less and 1.5 hours or less for any cosmetic repairs is acceptable, on the following components, provided there is no structural damage and the repairs meet GM standards:

1.	Frame Rail / Rail Extensions
2.	Apron / Upper Reinforcements
3.	Cowl Panel
4.	Hinge / Windshield "A" Pillar
5.	Center / "B" Pillar

C.
The cosmetic repair time shown above is just that, cosmetic.  This may include aligning the ends of the frame rails to align the bumper, etc.  Pulling or sectioning frame rails, doorframes, and pillars are not acceptable repairs for rental vehicles being turned back to General Motors.  A cosmetic repair to frame rails does not include adding body filler / Bondo.  This practice will permanently reject the vehicle.

D.	Repaired damage or replacement of the following components is acceptable:
1.	Radiator Core Support
2.	Frame Rail Extensions
3.	Engine Sub-Frame
4.	Outer Rocker Panel
5.	Rear Body Panel
6.	Quarter Panel (Proper Sectioning is Acceptable)
7.	Roof (Repair only, no repair to the Roof Rails)

E.
Vehicles with misaligned door(s) exhibiting any of the following conditions must be considered currently ineligible (CI) due to the difficulty in determining the cause of the misalignment and or appropriate repair charges:

1.	The door “ramps up” on the lock striker when closing but may be aligned when closed and latched.
2.	The door contacts any part of the door opening or door frame.
3.	Any contact with surrounding panels.
4.	When previous repairs involving the misaligned door are observed, the misalignment must be considered a poor previous repair and released to the rental account for correction.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

VI.           LITIGATION LIABILITY

Non-disclosure of damages or the use of non-GM OEM parts by the Daily Rental Company may result, at GM's discretion, in the Daily Rental Company being named as a participant in any litigation brought against GM.  If a Daily Rental Company attempts to return vehicles with non-disclosed damage, or purposely conceal prior repairs, it will result in GM refusing to accept additional vehicles for turn-back.

VII.	GENERAL TURN-IN PROCEDURES

A.	FORECAST

1.	At least 30 days prior to vehicle turn-in, the GM Remarketing Department is to be notified, in writing (E-mail) by the Corporate Office of the Daily Rental Company of the following:
a.	Turn-in location
b.	Quantity

Please E-mail this forecast to your Account Representative.  E-mail address can be found in Section IX-C.

2.
Two weeks prior to turn-in, the Daily Rental Company is to advise the GM approved turn-in location of tentative quantities and days for turn-in via written confirmation.  GM reserves the option to limit daily returns.  Failure to comply with this procedure may result in GM's refusal to allow any vehicle to be returned, thus delaying the actual acceptance date.

B.	DELIVERY

Vehicles returned for repurchase shall be delivered to a GM approved turn-in location and parked in the designated return area at no expense to GM.  A list of GM approved locations is attached and is subject to change at GM's discretion (Exhibit D).  Normal operating hours for delivery is 8am to 5pm, Monday through Friday.  The Daily Rental Company should allow sufficient time to prepare the vehicle for turn-in, i.e. clean, vacuum, repaired/replaced items, etc.

C.	INSPECTION

1.
Vehicles will be inspected by an authorized representative of GM, using the electronic Form AD006.  The initial vehicle inspection will be provided to the Daily Rental Company at General Motor's expense.  The Daily Rental Company will be charged $75 for each inspection and/or verification required after the initial inspection.  Hawaii vehicles will be charged $115 for each inspection required after the initial inspection.

2.	The $75 re-inspection fee will be charged when a vehicle has been previously inspected and removed by the Daily Rental Company prior to acceptance, or when the Daily Rental Company replaces MET items.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

D.	REVIEWS

1.
The Met/Non-Met report will be printed twice daily - at mid-day and end-of-business (5:00 PM).  The end-of-day report will not contain the day's summary but rather summarize what was completed after the mid-day report.

2.	Vehicle worksheets are printed and available throughout the day.
3.
Reviews can be conducted throughout the day.  However, reviews must be completed prior to three (3:00) PM the day following printing of the worksheet.  This will permit prompt shipment of vehicles.  If the review is not completed prior to three (3:00) PM, the vehicle will be processed as per the original inspection.

4.
Vehicles with current damage not exceeding $450 and MET charges collectively not exceeding $100 will be processed as written, with no right to review.  Keyless entry key fob programming is not included in the $100 total and is not considered a reviewable MET charge.

5.
After a vehicle has been reviewed by the rental account representative and the site inspection provider representative, any agreed upon changes must be signed and dated by both parties on the Yard Worksheet.  The change(s) must be clearly noted on the Yard Worksheet to aid in tracking the change(s).  Without this notation it is very difficult to accurately determine which line was changed and to what extent, should a question arise in the future.  Not clearly noting the changes can also lead to errors when inputting the changes to update the inspection.

6.
 Additionally, it is the responsibility of the inspection provider to enter all agreed upon changes into their inspection system and processed to RIMS so the charges are added or removed from the Condition Report prior to acceptance.  Yard worksheets that were changed after the review process must be retained for a minimum of 6 months.  Failure to make agreed upon changes may result in a chargeback to the inspection provider for the cost of the inspection.

E.	ACCEPTANCE

1.
A copy of the Form AD006 or an electronic file will serve as the acceptance receipt for the Daily Rental Company.  The date used to stop depreciation will be identified on the acceptance line of Form AD006 or on the electronic file.

2.
The Daily Rental Company will have three (3) business days from the vehicle turn-in date to provide the vehicle title to the SGS Title Center: 9805-C NorthCross Center Court, Huntersville, NC 28078 in order to receive the turn-in date as the depreciation stop date/acceptance date (should all other conditions be satisfied). The day the vehicle is turned in is considered the first business day.  See Exhibit I for more details.

F.	STANDARD PROGRAM PAYMENTS

1.
Repurchase payments will be issued within twenty-five (25) business days of General Motors acceptance as indicated on the General Motors Vehicle Condition Report and Acceptance Receipt Form AD006.  For payment purposes, Monday through Friday are considered business days.

2.
General Motors does not staff, nor process payments during the Christmas holiday or any period of time General Motors is closed. Payment processing will not resume until General Motors officially returns to work.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

G.	REJECTS

1.	Rejected vehicles left at marshalling yards in excess of three (3) business days upon removal notification may result in no additional vehicles being approved for return.
2.
Vehicles at an auction waiting for title more than 30 days must be removed by the Daily Rental Company.  The vehicle will be classified as Currently Ineligible and will be assessed a re-inspection fee if / when it is returned. General Motors and all approved turn-in locations are not responsible for any liability regarding rejected vehicles, not removed within three (3) business days

3.
Vehicles that are classified as a Permanent Reject will be assessed a $75 service charge.  General Motors Remarketing will provide a quarterly invoice which will include the turn back location, turn-in date, VIN, and the reject reason.

4.
It is General Motors’ practice to ship vehicles once they pass the inspection process, with or without acceptance.  On rare occasions, a title may not be sent to the Title Center in time and the vehicle exceeds the maximum allowable in-service time.  Depending on the timing, the auction that received the vehicle, may recondition the vehicle and / or perform repairs in preparation for sale.  Should this occur due to the rental account not sending the title and the vehicle becomes ineligible for repurchase by GM, the charges for these services along with the shipping cost will be charged to the rental account, and paid, prior to releasing the vehicle back to the account.

H.	OTHER

1.
Mechanical and body shop labor rates used to calculate chargeable damage will be subject to change.  The following are the current labor rates for metal repairs, paint, and mechanical (part replacement):

a. $37.80 Metal Repair
b. $37.80 Paint
c. $38.00 Part Replacement (mechanical)

2.	In the event a vehicle is returned to General Motors in error, the following guidelines will be used to return the vehicle to the rental account.
a.	Rental Account request for vehicle return “prior” to acceptance
Vehicle will be temporarily rejected by General Motors and the vehicle will be returned to the Daily Rental Company.
If the vehicle is returned at a later date, a $75.00 re-inspection fee will be charged.

3.	Rental Account request for vehicle return “after” acceptance
a.
Payment can be stopped - The vehicle will be released to the Daily Rental Company from its current location.  A $250 administrative fee will be charged to the Daily Rental Company in addition to all other expenses incurred by GM on the vehicle, including but not limited to inspection fees, shipping, marshalling yard, and auction expenses, on a cost basis.

b.	Payment can not be stopped or funds have already been disbursed - The vehicle will not be returned to the rental account.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

VIII.           PERMANENTLY REJECTED VEHICLES

A.
Should disqualifying damage be noted after vehicle acceptance, General Motors will invoice the Daily Rental Company for the vehicle purchase price, an administrative fee of $250, plus any additional costs incurred following vehicle acceptance by GM (i.e., freight, cleanup, repairs), by a debit to current funds, or if no funds are available, a check forwarded to:

General Motors Corporation
Fleet and Commercial Operations - Remarketing
Renaissance Center
Tower 100, 19th Floor
MC 482-A19-B36
Detroit, MI 48265-1000
B.
Vehicles removed from the program in accordance with the terms and conditions of the Program become the responsibility of the Daily Rental Company.  The Daily Rental Company is responsible for arranging vehicle pick-up at a location designated by General Motors.

IX. MISCELLANEOUS ITEMS

A.	GENERAL RETURN FACILITY GUIDELINE

Any abuse of personnel or property at a GM authorized return facility by a Daily Rental Company representative will result in the immediate expulsion of said person from the GM authorized return facility.

B.	HOLIDAYS

General Motors approved turn-in locations will be closed on the following dates:

2011 CY – May 30th, July 4th September 5th, November 24th & 25th and December 26th, through December 30, 2011.  General Motors reserves the right to amend this list of dates at its discretion.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

C.	CONTACT INFORMATION

All questions pertaining to the foregoing Turn-In Standards and Procedures should be directed to the appropriate General Motors Remarketing Customer Support Team Member:

GM RENTAL SUPPORT GROUP
John Pruse, Manager	313-665-1410	john.pruse@gm.com
Sandy Grinsell, Enterprise / Vanguard / Licensees and Hertz and Licensees	313-667-6437	sandy.grinsell@gm.com
Tom Martin, Avis Budget / Licensees, Inspection Providers, Technical Bulletins and Rental Return Guidelines	313-667-6434	thomas.martin@gm.com
Audre’ Walls, Independent Rental Accounts, Inspection Providers and Special Projects	313-667-6444	audre.walls@gm.com

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
EXHIBIT A
GENERAL MOTORS
VEHICLE CATEGORIES / PRIOR REPAIR LIMITS

CATEGORY #1	CATEGORY #2	CATEGORY #3	CATEGORY #4
$2,250	$2,750	$3,250	$4,250

CHEVROLET	CHEVROLET	CHEVROLET	CHEVROLET
Aveo	Equinox	Impala	Corvette
Cobalt	Malibu	Camaro	Suburban
Cruze		TrailBlazer / EXT	Tahoe
HHR	PONTIAC	Express Van
	G6	Colorado	BUICK
	Vibe	Silverado	Lucerne
Avalanche
		Traverse	CADILLAC
	GMC		CTS (All Models)
	Terrain	BUICK	DTS
		LaCrosse	SRX
	SATURN	Regal	STS
	Aura	Enclave	Escalade (All)
Vue
		PONTIAC	GMC
		G8	Yukon / XL

GMC
Savana Van
Canyon
Sierra
Acadia

SATURN
Outlook

HUMMER
H3

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
EXHIBIT B
PAINTLESS DENT REMOVAL (PDR)
PROCESS AND LIMITATIONS
A.	PDR Categories

1.	Size of rounded dent, up to four (4) inches in diameter.
2.	Number of dings per panel, up to seven (7) per panel, at $50 per panel.
3.	Number of dings per panel, between eight (8) and twelve (12) per panel, at $75 per panel.
4.	Number of dings per panel, between thirteen (13) and fifteen (15) per panel, at $100 per panel.
5.	One single dent, up to six (6) inches in diameter or one large shallow dent up to 18 inches in the hood, roof or deck lid, at $100.

B.	PDR Process - The PDR process can be utilized in the repair of the following areas:

1.	Dings and dents varying in size and shape.
2.	Minor creases, shallow palm prints and protrusions.
3.	Dents in body feature lines.

C.	PDR Limitations

1.	General Motor’s inspection providers will utilize the Dent Wizard, Paintless Dent Removal Guide to determine panel accessibility by vehicle.
2.	Creases that exceed six (6) inches will not be considered.
3.	Sharp creases, regardless of size, will not be considered.
4.	If the paint is broken, PDR is not to be considered, unless otherwise specified by panel or area.
5.	No hole drilling will be acceptable in the PDR process.
6.
PDR may be used to repair existing, qualifying PDR repairable, damage to a previously repaired panel that meets GM and industry repair standards.  PDR is not acceptable for use on a poor previously repaired panel.

7.
The Dent Wizard Glue Stick process can be used to repair dents where previously not assessable.  The charge for this process is the some as traditional PDR.  Please see the requirements for a Glue Stick repair to be considered below.

a.	No paint damage may exist in or near the area to be repaired. This process will pull damaged or loose paint away from the body.
b.	The vehicle must have original factory paint as consistency in base coat and clear coat offer the best opportunity for a successful repair.
c.	A dime to a half dollar size dent either round or oval can be considered for this type of repair.
d.	Shallow or soft impacts with a depth of a ¼ inch or less that is NOT creased or sharp may be considered for a glue stick repair.
e.	Damage on a panel edge or body line cannot be considered for a glue stick repair.

D.	If the damage exceeds the PDR limitations of these guidelines, paint and metal time will apply.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
EXHIBIT B Cont’d
PAINTLESS DENT REMOVAL (PDR)
PROCESS AND LIMITATIONS, Cont’d.

E.	Hail damaged vehicles.

Most hail damaged vehicles are considered minor dents as there are only a few on some panels.  Others however have a large number of dents per panel and do not qualify for normal Paintless Dent Removal (PDR) pricing.

Vehicles exhibiting major hail damage must be evaluated in conjunction with Bulletin RS-08-17 issued March 4, 2009, “Vehicles with Excessive Existing Damage”.  The pricing for these hail damage repairs are much different than the normal PDR pricing as is the repair process for this type of excessive damage.

Please use the following criteria when inspecting a vehicle with existing hail damage:

•	Panels with 15 or fewer small hail dents, with no paint damage, may be written with the normal PDR charge of $50 for 7 dents or less, $75 for 8 to 12 dents or $100 for 13 to 15 dents per panel.

•	Vehicles with a single panel over 15 small hail dents must be charged a paint and metal repair, with the appropriate repair time.

•
When more than one panel is hail damaged and the number of dents exceeds 15 per panel, the vehicle must be designated as “Currently Ineligible” and gate released to the rental account for repair of the damaged panels prior to return.

Vehicles released to the rental account must have the damage disclosure updated to reflect the additional repairs and the vehicle must be repaired to less than $100 of existing damage.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
EXHIBIT C
MET PROGRAM PRICE LIST
MET Part Description	PRICE
Navigational CD / DVD	$260
14 Inch Tire	$120
15 Inch Tire	$130
16 Inch Tire P	$160
16 Inch Tire T	$210
17 Inch Tire All	$240
18 Inch Tire All	$250
19 Inch Performance Tire	$516
19 Inch ALL OTHER	$159
20 Inch Tire All	$310
22 Inch Tire All	$268
Alloy Wheel Appearance Fee	$ 50
Ash Tray	$ 20
Ash Tray – Multiple	$ 40
Ash Tray with Lid	$ 23
Cargo Cover – Malibu Maxx	$250
Cargo Cover – TrailBlazer / Envoy Rear Floor Storage	$59
Cargo Net – Trunk	$ 17
Cargo Package Shelf	$180
Cargo Shade	$108
CD DVD Storage Holder	$ 15
Cell Phone / Sun glass Holder	$ 18
Cigarette Lighter	$ 8
Cigarette Lighter – Multiple	$ 16
Console – Second Row Mini Van	$235
Cup Holder	$ 15
Cup Holder – Multiple	$ 30
Dirty Interior	$ 35
Dome Light Cover	$ 5
Dome Light Cover – Multiple	$ 10
DVD Remote	$ 48
DVD Wireless Headphone (1)	$ 55
DVD Wireless Headphone (2)	$110
Emergency Highway Package	$ 144
Floor Mat – Cargo Area – SUV and Van	$50
Floor Mat Set – Front – Passenger Car	$34
Floor Mat Set – Front – SUV	$40
Floor Mat Set – Front – Van	$22
Floor Mat Set – Rear – Passenger Car	$24
Floor Mat Set – Rear – SUV	$45
Floor Mat Set – Rear – Van	$30
Foot Pedal Pad	$5
Foot Pedal Pad – Multiple	$10

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Hanger Hook	$ 5
Hawaii Outer Island Shipping Fee	$ 75
Hawaii Ship Back Surcharge	$450
Interior Emblem	$ 8
Interior Emblem – Multiple	$ 16
Key - Electronic Engine	$ 35
Keyless Remote (1) Includes programming	$ 97
Keyless Remote (2) Includes programming	$187
Keyless Remote Reprogram 1 or 2	$ 30
Manual – All Other	$ 10
Manual – Cadillac	$ 25
MET Verification	$75
Misc. MET #1	$ 10
Misc. MET #2	$ 20
Misc. MET #3	$ 30
Misc. MET #4	$40
Misc. MET #5	$50
Onstar Antenna (Glass Mounted)	$ 32
Organizer Package Cargo	$120
Radio Knob	$ 5
Repair Verification	$ 75
Seat Belt Molding	$ 5
Spare tire cover (Passenger car - trunk)	$45
Trunk Mat – Cadillac	$ 34
Air Compressor Kit	$101
EXTERIOR
Antenna Mast	$ 8
Body Side Mldg F Dr Car	$78
Body Side Mldg F Dr Trk	$23
Body Side Mldg F Fdr Car	$28
Body Side Mldg F Fdr Trk	$59
Body Side Mldg Qtr Pnl Car	$34
Body Side Mldg Qtr Pnl Trk	$211
Body Side Mldg R Dr Car	$67
Body Side Mldg R Dr Trk	$54
Convertible Boot – Center Cover	$192
Convertible Boot – Outer Cover	$377
Convertible Boot Bag	$ 55
Door Revel Mldg Car 1	$60
Door Revel Mldg Car 2	$60
Gm Logo Small All	$4
Hood Ornament	$ 25
Name Plate Rear Car	$17
Name Plate Rear Trk	$29
Plastic Lug Nut Cover	$ 13
Rocker Mldg Car 1	$120
Rocker Mldg Car 2	$120
Rocker Mldg Trk 1	$131

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Rocker Mldg Trk 2	$131
Roof Seam Molding Lt Car	$31
Roof Seam Molding Rt Car	$31
Spare Tire Cover – Truck Only	$ 72
Spare Tire Hanger – Van	$ 50
Wheel 1 Cover Truck	$39
Wheel 1 Cover Car	$55
Wheel 1 Ctr Cap Car	$26
Wheel 1 Ctr Cap Trk	$21
Wheel 2 Cover Truck	$39
Wheel 2 Cover Car	$55
Wheel 2 Ctr Cap Car	$26
Wheel 2 Ctr Cap Trk	$21
Wheel 3 Cover Truck	$39
Wheel 3 Cover Car	$55
Wheel 3 Ctr Cap Car	$26
Wheel 3 Ctr Cap Trk	$21
Wheel 4 Cover Truck	$39
Wheel 4 Cover Car	$55
Wheel 4 Ctr Cap Car	$26
Wheel 4 Ctr Cap Trk	$21
Windshield Glass	$220

MISCELLANEOUS – MET ITEM

The MET program also includes the acceptance of vehicles with miscellaneous missing or broken items to facilitate vehicle turn-ins.  Examples of these items are:

➢	Missing/broken knobs and switches
➢	Loose rear speaker wires
➢	Missing windshield washer cap
➢	Missing emblems

The MET codes for these items reflect a flat rate charge as follows:

MET #1………………………$10
MET #2………………………$20
MET #3………………………$30
MET #4………………………$40
MET #5………………………$50

Hawaii Outer Island Shipping Fee…………………………….……..…   $75
Hawaii Ship-Back Surcharge. ……………………..………..…...…..…  $450
“Poor Prior Repairs” – Maximum………………………………………    $700

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
EXHIBIT D

MID – RAIL ASSEMBLY

The Mid – Rails are structural components located directly below the occupant compartment of a vehicle just inboard of the inner rocker panel.  They are welded to the Torque Box and the vehicle floor pan.

A.	ACCEPTABLE DAMAGE
1.	Minor dents in the Torque Box Cover not caused by collision.
2.	Minor dents in the surface of the Mid-Rail that do not bulge, dent or in anyway deform the sides of the rail.
3.	Stamped holes in the Mid - Rail that are enlarged or deformed but not torn.
4.	Scrapes and scratches confined to the surface of the Mid-Rail not exceeding 12”.
5.	Minor damage to the Mid - Rail caused by the assembly process’ use of Jigs and Fixtures.

B.	REPAIRS
1.	There are no acceptable or approved repairs.

C.	CAUTIONS / CONCLUSION
1.	TIE DOWN HOLES
a.	Mid – Rails are not a component of vehicle tie down. Stamped holes in the
Mid – Rail cannot not be used for vehicle tie down. Tie down slots are typically 18mm X 35mm reinforced slots in the underbody.  Four to six slots per vehicle are engaged via common hardware to secure a vehicle to commercial transportation equipment.

2.	JACKING AND LIFTING
a.	Significant damage to the Mid – Rail can occur from improper lifting.
b.	Reasonable care should be taken when jacking or lifting any vehicle. Proper jack and hoist placement locations are shown in the vehicle’s Owners Manual and Shop Manual.

ENGINE CRADLE

The engine cradle is generally the lowest part of the vehicle.  Due to its location on the vehicle, it is subject to abrasions, scarring, and minor denting from road debris.  These conditions are normal and not indicative of a product failure or evidence of prior front-end damage.

Upon inspection, minor conditions such as the above are to be noted, as non-chargeable as long as there is no disclosure of prior damage or repair to the front of the vehicle, or evidence of misalignment.  The Turn Back Guidelines clearly allow the Rental Account to replace the engine cradle, as it is a bolt on part.  Sectioning or pulling this part is not allowed.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
EXHIBIT E, 1 of 4

ATTENTION:  Some of the return sites listed below are located at an auction.  Please note the address is where the vehicles are to be returned and not necessarily the auction address.

GM REMARKETING VEHICLE TURN-IN LOCATIONS
The turn in locations listed below are at GM's discretion, and are subject to change.

Alabama
ADESA BIRMINGHAM AA, 804 Sollie Dr., Moody, AL 35004-0817, (205) 640-7761

Arizona
EL MIRAGE DIST. CENTER, 11925 West Thompson Ranch Road, El Mirage, AZ 85336,
623-875-2967

California
RICHMOND DIST. CENTER, 861 Wharf Street Richmond, CA 94804, (510) 232-9883

SAN BERNARDINO DIST. CENTER,  1698 Santa Fe Way,  San Bernardino, CA 92410
909-381-9050

Colorado
UNION PACIFIC RAILROAD, 9900 I-76 Service Road, Henderson, CO 80640, 303-286-0345

Connecticut
SOUTHERN AA, 164 South Main St., East Windsor, CT  06088-0388, 860-292-7550

Florida
ORLANDO DIST. CENTER, 1600 Pine Avenue, Orlando, FL 32824, 407-438-5505

PALM CENTER DIST. CENTER, 15400 Corporate Road West, Jupiter, FL 33478, 561-625-9615

Georgia
ADESA Atlanta AA, 5055 Oakley Industrial Blvd., Fairburn, GA 30265,
770-357-2133

Hawaii
HONOLULU DIST CENTER, Pier 51 B Sand Island Road, Honolulu, HI 96819, 808-848-8146

MAUI DIST CENTER,   Pier 1 - 105 Ala Luna Street, Kahului, HI 96732, 808-848-8146

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
EXHIBIT E, 2 of 4

Idaho
BRASHER’S IDAHO AA, 7355 Eisenman Rd., Boise, ID 83716, 208-395-3111

Illinois
IAA CHICAGO SOUTH MARSHALLING YARD, 16425 South Crawford Ave., Markham, IL 60428, 708-589-4653

ABC ST. LOUIS AA, 721 South 45th Street, Centreville, IL 62207, 636-332-1227 X227

Indiana
ADESA INDIANAPOLIS AA, 2950 East Main Street, Indianapolis, IN 46168, 317-838-5777

Louisiana
ADESA SHREVEPORT AA, 7666 Highway 80 W., Shreveport, LA 71109, 318-938-7903 x425

IAA BATON ROUGE AA, 29000 Frost Road, Livingston, LA 70754, 225-686-7121

Maryland
BALTIMORE / JESSUP, 8459 Dorsey Run Road, Jessup, MD 20794, 301-604-7316

Massachusetts
ADESA BOSTON / FRAMINGHAM AA, 63 Western Avenue, Framingham, MA 01701,
508-620-2959

Michigan
MELVINDALE MARSHALLING YARD, 1461 South Schaefer Road, Melvindale, MI 48122,
734-474-5328

Minnesota
ADESA MINNEAPOLIS AA, 17600 Territorial Road, Maple Grove, MN 55369, 763-416-0594

Missouri
ADESA KANSAS CITY, 1551 ADESA Drive, BELTON, MO 64081, 816-318-9912

FOR ST. LOUIS PLEASE SEE ILLINOIS

Nebraska
OMAHA MARSHALLING YARD, 5402 L Street, Omaha, NE 68117, 402-490-1679

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
EXHIBIT E, 3 of 4

Nevada
BRASHER’S RENO AA,  6000 Echo Ave.,  Reno, NV 89506,  775-828-3427

UNION PACIFIC RAILROAD, 4740 East Tropical Parkway, Las Vegas, NV 89115, 702-632-2863

New Jersey
PORT NEWARK DIST. CENTER, Lot B Craneway Street, Port Newark, NJ 07114, 973-274-1737

New Mexico
BNSF RAILWAY, 102 Woodward, Suite B, Albuquerque, NM 87102, 505-247-2087

New York
STATE LINE AA, 830 Talmadge Hill Road, Waverly, NY 14892, 607-565-3533

North Carolina
GREENSBORO AA, INC., 3802 West Wendover Avenue, Greensboro, NC 27407, 336-856-2440

North Dakota
ADESA FARGO, 1650 East Main Ave., West Fargo, ND 58078, 701-282-8203 x139

Ohio
COLUMBUS FAIR AA,  2170 New World Dr.,  Columbus, OH 43207,  614-497-1710

Oklahoma
DEALERS AA OF OKLAHOMA CITY, 2900 West Reno Ave., Oklahoma City, OK  37107, 405-290-7192

Oregon
UNION PACIFIC RAILROAD, 9003 North Columbia, Portland, OR 503-283-1465

Pennsylvania
PITTSBURGH INDEPENDENT AA, 378 Hunker Waltz Mill Road, New Stanton, PA 15672
724-910-1842

South Carolina
CHARLESTON AA, 651 Precast Lane, Moncks, SC, 29641
843-761-0541  X139

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
EXHIBIT E, 4 of 4

Tennessee
ADESA MEMPHIS AA, 5400 Getwell Rd., Memphis, TN  37210, 901-365-8978

ADESA NASHVILLE AA, 631 Burnett Road, Nashville, TN 37138, 615-240-3023

Texas
ADESA SAN ANTONIO AA,  200 S. Callaghan Road,  San Antonio, TX 78227,
210-432-2253

ADESA HOUSTON, 4526 North Sam Houston Parkway, West, Houston, TX 77086, 281-444-4900

ADESA DALLAS AA, 3501 Lancaster-Hutchins Rd., Hutchins, TX 75141, 972-284-4778

Utah
BRASHER’S SALT LAKE AA, 780 South 5600 West, Salt Lake City, UT 84104-5300, 801-366-3836

Washington
TACOMA DIST. CENTER, 2810 Marshall Ave. Suite “B”, Tacoma, WA 98421, 253-719-1761

Wisconsin
GREATER MILWAUKEE AA, 8920 W. Brown Deer Road, Milwaukee, WI 53224, 262-835-9802

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
EXHIBIT F

GM Approved 2011 MY Replacement
Tire Table

For Electronic Receipt,
See Replacement Tire Table.xls file

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
EXHIBIT G

MET Tire Program Replacement Tires

MET Number	Tire Size	MET Charge

00000169	14 Inch	$120.00
00000170	15 Inch	$130.00
00000171	16 InchP	$160.00
00000208	16 InchT	$210.00
00000206	17 Inch All	$240.00
00000607	18 Inch All	$250.00
00000983	19 Inch Performance	$516.00
00000985	19 Inch ALL OTHER	$159.00
00000609	20 Inch All	$310.00
00000987	22 Inch All	$268.00

Legend:
P – Passenger Car
T – Trucks

The MET Tire Program is limited to two (2) tires per vehicle.  Any flat, mismatched or incorrect tires will not be considered for the MET tire program.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
EXHIBIT H

GM WINDSHIELD GLASS MANUFACTURERS

MANUFACTURER	BRAND	BRAND	BRAND	BRAND	BRAND
AGC	AP Tech	AP Technoglass	Asahi of America	Asahi	AP
Carlex
Pilkington	LOF	United LN
PPG	PGW
Guardian
Fuyao
Vitro	Crinamex	Autotemplex	Vitroflex
Saint Gobian Sekurit	Sekurit

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
EXHIBIT I

TITLE SHIPPING and HANDLING PROCEDURE

This procedure will assure timely payment and processing of returned rental vehicle(s) to General Motors.  All titles must be received within three (3) Business days of the vehicle’s return to retain the original return date.  All titles must be sent to the SGS Title Center to the address below:

SGS Title Center
9805-C North Cross Center Court
Huntersville, NC 28078
704-997-1082

Furthermore, all title shipments to the title center must contain a packing list.  The packing list must contain the following information:

Company name and address
Contact name and phone number
FAX number
Full Vehicle Identification Number (VIN), for each title in the package.

An example of a packing list is shown below.  For packages containing more than ten titles, e-Mail an Excel Spreadsheet with a list of the full VIN for all titles to be sent to, Mike.Guthrie@sgs.com or susan.miller@sgs.com at the SGS Title Center.  The spreadsheet should contain the same contact information shown above for a packing list.  The Title Center will enter the VIN list into their system and use it to verify the titles have been received and processed.  The sender will be notified of any missing or incorrect titles.

SAMPLE PACKING LIST

PACKING LIST

Friendly Rent A Car
123 USA Drive
Anywhere, USA 12312

John Doe
Phone                      123-123-4567
FAX                      123-123-7654

Full VIN for each title contained in the package.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
EXHIBIT J
Aluminum / Alloy Wheel Repair Guidelines

The photos below are examples of aluminum / alloy wheel damage and the appropriate charges associated with each example.

Light scratches that can be repaired with light sanding will be charged a $50.00 MET Appearance Fee
Minor scuff   non-chargeable

[Graphic Omitted]

Substantial amount of material removed.  Must be charged for a wheel repair as shown below

[Graphic Omitted]

[Graphic Omitted]

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
EXHIBIT J
Aluminum / Alloy Wheel Repair Guidelines, (cont’d).

The following guidelines have been established to define the extent of repairable damage to an aluminum / alloy wheel.  The charge for wheels damaged as described below including mounting and balancing will be as follows:  All car and truck aluminum / Alloy clear coat or paint $165.00, all car and truck polished aluminum / Alloy $235.00, all car and truck chrome plated aluminum / Alloy or steel $205.00.

•	The damaged area to be repaired cannot exceed 90 degrees of the wheel’s circumference, see chart below.
•	Curb rash is defined as a scrape or gouge to the outboard rim flange. This is the part of the wheel where a clip-on or balance weight would attach.

[Graphic Omitted]

•
On a flanged wheel (one that will accept a clip-on balance weight), the damage cannot be deeper than 7 mm or (9/32”) 0.280”, which is the approximate distance to the surface where the lead or steel weight rests.

7 MM or (9/32”) 0.280”
Wheel Weight Flange = 7 MM

[Graphic Omitted]

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
EXHIBIT J
Aluminum / Alloy Wheel Repair Guidelines, (cont’d).

•	On a flangeless wheel (one that will not accept a clip-on balance weight), the damage cannot be deeper than 3 mm or (1/8”) 0.120”.

3 MM or (1/8”) 0.120”

[Graphic Omitted]

•	Damage to any other part of the wheel or damage to the rim flange exceeding the above conditions is not repairable and would require replacement.
•	A wheel with a crack or dent of any type is not acceptable for repair.

ALLOWABLE WHEEL DAMAGE AREA IN INCHES
WHEEL SIZE	CIRCUMFERENCE	90 DEGREE DAMAGE AREA IN INCHES
14”	44”	11”
15”	47”	12”
16”	50”	12”
17”	54”	14”
18”	57”	14”
19”	60”	15”
20”	63 ”	16”
22”	69”	17”

Only GM Approved Wheel Refinisher:  Transwheel Corp.  1-800-892-3733

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
Attachment 1C

VN9 Tier Program for the 2012 Model Year
GUIDELINES, RATES AND PARAMETERS

“***”

Confidential Treatment has been requested for Attachment 1C

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
Attachment 1E

YT7 Flat Rate Program for the 2012 Model Year GUIDELINES, RATES AND PARAMETERS
Vehicle Segment	Depreciation	ADDITIONAL PARAMETERS
Brand	$/Month Flat	REQUIRED OPTIONS VN9 + YT7 + Customer Code
_ Captiva	314

  REQUIRED HOLD PERIOD:
                MINIMUM HOLD:     5 MONTHS (150 DAYS)
                MAXIMUM HOLD:   18 MONTHS (550 DAYS)
  All 2012 MY YT7 units must be accepted by GM before 7/31/2014

  DAMAGE ALLOWANCE:
  $450 DEDUCTIBLE
  Refer to 2011 CY Turn-In Standards and
  Procedures (Attachment 1B) for more information

  MILEAGE ALLOWANCE:
         0 TO 150 DAYS IN SERVICE:       19,000 FREE MILES
          151 TO 550 DAYS IN SERVICE:  29,000 FREE MILES
             MILEAGE PENATLY:         $0.40/MILE
  CYCLE DATES:
  1ST CYCLE:                   N/A
  2ND CYCLE:                   N/A
  CYCLE DATE DETERMINED BY IN-SERVICE DATE
  IN SERVICE DATE = EXPIRATION IN TRANSIT (as shown on invoice) + 5 DAYS
  OTHER SPECIAL CONSIDERATIONS:
  No Matrix, No Model Year Bonus

1. Capitalized cost shall be calculated at dealer cost of base vehicle and optional equipment, plus freight, less Hawaii excise tax and tire weight tax, if applicable.
2.  Depreciation will be calculated by using the monthly depreciation rate times 12 months, divided by 365 days in the year, multiplied by the number of days in service which is determined by the day the vehicle is returned and accepted by General Motors in accordance with GM 2011 CY Turn-In
Standards And Procedures (Attachment 1B).

3.  Return purchase amount will be the capitalized cost net of calculated depreciation and applicable damage including MET items and/or mileage penalties as well as any other applicable administration fees as noted in the
GM 2011 CY Turn-In Standards And Procedures (Attachment 1B).

4. Out-of-service date shall be the date the vehicle is returned to an approved GM turn-in site provided the rental fleet customer meets all program

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
Attachment 2

GENERAL MOTORS
2012MY RISK VX7 - NATIONAL FLEET RISK PURCHASE PROGRAM GUIDELINES

1.	PROGRAM NAME AND NUMBER:
2012 Model Year National Fleet Risk Purchase Program for Daily Rental Customers
Program Code: VX7
Program No. 02-12VX70- 01

2.	PROGRAM DESCRIPTION:

This program makes available to General Motor’s dealers and qualified daily rental customers, allowances on select 2012 model year General Motors vehicles sold and delivered to qualified daily rental customers.

The following are not eligible for this program:
-	Preferred Equipment Group (P.E.G.)/Option package discounts
-	Recreational vehicles
-	Vehicles delivered from dealer inventory

A qualified daily rental fleet customer must have a General Motors Fleet Account Number (GM FAN) to be eligible for any GM fleet incentive.

3.	PROGRAM START DATE/PROGRAM END DATE/IN SERVICE PERIOD:
Program Start Date: Opening of 2012 model year ordering system
Program End Date: When Dealers are notified that 2012 model year fleet orders are no longer being accepted by General Motors
In-service period: Minimum seven (7) months. If, however, a vehicle has been damaged beyond repair, i.e., fire, frame, stolen, embezzled or water damage, etc., and documentation is available to support the condition, this provision will be waived.

IMPORTANT - Acceptance of an order on any vehicle line does not constitute a commitment to build or to build within a specific time frame.

All vehicles including non-returned vehicles supplied by GM under this agreement are subject to the export control laws and regulations of the United Sates (U.S.) and the daily rental customers and dealers shall comply with such laws and regulations.

4.	ELIGIBLE MODELS/REQUIRED OPTIONS FOR ORDER AND DELIVERY:
Eligible Models:
All new and unused 2012 GM models with the required minimum factory installed equipment levels specified and processing options ordered for qualified daily rental customers for use as daily rental vehicles and delivered by GM dealers are eligible for the VX7 program.  Eligible vehicles are required to comply with minimum factory installed equipment levels specified in the Minimum Equipment Guidelines ( Attachment 2A - “MEG”).

General Motors upfitted vehicles, with the exception of recreational vehicles, are eligible as long as:
a.	the vehicle was purchased directly from GM or from another dealer in the United States
b.	title to the vehicle was retained by the franchised dealer through the point of sale
c.	delivery to the ultimate fleet customer can be proven

Required Options for Order and Delivery:

Vehicles purchased under the 2012 Model Year National Fleet Risk Purchase Program must be ordered with VX7 and appropriate customer code as stated in the contractual agreement and will not be eligible for retail sale incentives.  VX7 program incentive amounts are not available to dealers and only available to daily rental fleet customers with an active GM contract.  Units ordered with option VX7 receive order date price protection (PRP).

All Orders must include the following:
a.	Valid GM FAN (Fleet Account Number)
b.	Option Codes: VX7 and rental customer code
c.	Order Type: FDR
d.	Delivery Type: 020 – Daily Rental

Dealer orders currently on hand or in the system that qualify for this program, and have the appropriate processing options, can be amended if they have not been released to production.   This is the ordering dealer's responsibility.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Units delivered to rental customer’s drop ship sites must have the rental customer’s code on the window label and delivery receipts must be checked to verify proper ownership of the vehicle.  GM Customer Support should be contacted immediately regarding units delivered to the wrong drop ship site to determine the appropriate course of action.  Units that were incorrectly delivered must not be placed into rental service.  GM reserves the right to deny incentives on units in rental service that have been incorrectly delivered and accepted, or titled.

5.	COMPATIBLE INCENTIVES & ALLOWANCE PROGRAMS :
Vehicles delivered to fleet customers with the above delivery type may be eligible for the following other incentive programs.  Because not all the programs listed below may be combined with each other, consult the guidelines of each program to determine applicability.  Programs not listed below would not be compatible unless the specific guidelines indicate otherwise.

FLEET CUSTOMERS (GM FAN HOLDERS)	YES/NO

GENERAL
GM MOBILITY	(MOB/MOC/R8L) N
SALESPERSON / SALES MGR. INCENTIVES	N
CASH DIRECT MAILS/PRIVATE OFFERS/GENERAL
COUPONS/CERTIFICATES/NON-CASH VENDOR PROGRAMS	N
GM BUSINESS CARD	(UDB) N
CONSUMER CASH	N
DEALER CASH	N
BONUS CASH	N
OPTION PACKAGE DISCOUNTS	N

PRICING
PRICE PROTECTION/BONA FIDE SOLD ORDER	(PPT W/VX7) N
PRICE PROTECTION/ORDER DATE	(PRP) Y

ORDER/DELIVERY
FLEET ORDERING & ASSISTANCE	(VQ1/VQ2/VQ3) Y
INTRANSIT INTEREST CREDIT	(C4C) Y

RENTAL
REPURCHASE	(VN9) N
FLAT-RATE REPURCHASE	(YT1 THROUGH YT9) N
RISK	(VX7) X
GM DEALER RENT-A-CAR	(FKR/FKL) N

GOVERNMENT
PSA/PURA/BID ASSISTANCE/CE	(R6D/PBP/PBS) N

FLEET/COMMERCIAL
NATIONAL FLEET PURCHASE PROGRAM	(FVX/FPP) N
RETAIL ALTERNATIVE	(CNC/CNE/CSE/CSR/CWE) N
SMALL FLEET APR ALTERNATIVE	(XMC) N
GM'S BUSINESS CUSTOMERS CHOICE	N
TRUCK STOCKING	(TSI) N
MOTOR HOME INCENTIVE	(R7Y) N
SCHOOL BUS/SHUTTLE BUS/AMBULANCE INCENTIVE	(R6H) N
RECREATIONAL VEHICLE INCENTIVE	(R6J) N
DEMO - LIGHT DUTY DEALER	(DEM/DEE) N
DEMO - LIGHT DUTY SVM	(DES) N
SIERRA FLEET PEG	(R7F/FLS) N
FLEET PREFERRED EQUIPMENT GROUPS	N
COMPETITIVE ASSISTANCE PROGRAMS	(CAP) N

6.	GENERAL PROGRAM GUIDELINES:
B.	General Motors defines a rental vehicle as:

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

a.
"The bona fide rental of a vehicle involving use and payment by a customer on an hourly, daily, weekly, or monthly basis.  Usage of any such vehicle(s) by a customer for a period of four (4) consecutive months or longer shall be deemed to constitute leasing, and not rental, and will make the vehicle ineligible for purchase or other incentives."

b.
If a vehicle enrolled in the Daily Rental Purchase Program is found to be on-rent (lease) to a customer in excess of the above guideline, or if the customer consecutively rents multiple enrolled vehicles for an aggregate term of four (4) or more months, all vehicles involved in such transactions will not be considered rental and will be ineligible for purchase or incentives.  General Motors may audit the rental customer to ensure compliance with this guideline.

C.
All eligible units must be delivered to the rental customer through a General Motors dealership or a qualified drop-ship location.  Purchases or deliveries made through any other entity or individual are ineligible for payment.

D.
General Motors reserves the right to audit dealer records and disqualify any sales allowance in the event such sales do not meet the program guidelines.  All moneys improperly paid will be charged back. Failure to comply with these guidelines may result in the dealer being disqualified for future participation in fleet programs and terminations of dealer sales and service agreement(s).

E.
Optional equipment and, in special circumstances, certain standard equipment can be added to and deleted from GM vehicles during the ordering and manufacturing process by retail, fleet and rental customers.  It is the rental customer’s responsibility to ensure that actual vehicle content is properly disclosed to a buyer or transferee when disposing of a vehicle.  Rental customers that use third party build specifications to promote the sale of their unit should be especially careful to ensure the accuracy of that data.

F.
General Motors reserves the right to cancel, amend, revise or revoke any program at any time based on its sole business judgment.  Final decisions in all matters relative to interpretation of any rule or phase of this activity rest solely with General Motors.

ANY QUESTIONS REGARDING THIS PROGRAM SHOULD BE DIRECTED TO THE CUSTOMER SUPPORT CENTER AT 1-800-FLEET OP.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
Attachment 2A

National Fleet Risk Incentives for the 2012 Model Year
Minimum Equipment, Optional Equipment and Base Rates by Model Code

“***”

Confidential Treatment has been requested for Attachment 2A

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
Attachment 3

2012 Model Year Daily Program
Volume Commitments and Incentives

“***”

Confidential Treatment has been requested for Attachment 3

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
Attachment 4

2012 MODEL YEAR GM RENTAL INCENTIVE

PAYMENT TERMS AND CALENDAR

1.
GM will pay the pro rata portion of the matrix money on the fourth Thursday of the month following vehicle delivery and receipt of an electronic media transmission to GM’s Remarketing Information System (RIMS) by the second Friday of the month.  An electronic media transmission received after the second Friday of the month will be paid by the fourth Thursday of the following month.  If the fourth Thursday is a banking holiday, funds will be received the next banking day.  Application for this incentive must be made no later than December 31, 2012.  A complete schedule of due dates and payment dates is detailed in Attachment 4, Page 2.

2.
The agreed to volume and mix requirements in Attachment 3 are subject to adjustments with General Motors prior approval.  Should GM agree to an adjustment, changes will be reflected on a quarterly basis and a revision to Attachment 3 will be updated and signed by both parties.  Actual approved volumes and contractual stated volumes can vary based on the timing of contractual updates.  Any payments received prior to attaining the indicated volume will be returnable to GM at the close of the model year should the volume not be attained.  Any pro rata monthly payment processed in error on volume not approved by GM can be charged back through open account the following month at GM discretion.

3.
It is understood that payments of the per unit amount due to the Rental Company are based upon achieving the agreed to volume and mix requirements in Attachment 3.  In the event that agreed number of vehicles at the agreed mix is not fulfilled, all payments made by GM will be reimbursed to GM on demand. Such reimbursement shall be GM’s sole remedy for the Rental Company’s failure to purchase or lease the agreed number of vehicles.  The Rental Company shall be jointly and severely liable for such reimbursement.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

2012 MODEL YEAR GM RENTAL INCENTIVE

PAYMENT TERMS AND CALENDAR

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
Attachment 6

EQUIPMENT & SERVICE NOTIFICATION

Equipment & Service Notification

All new vehicles, except Cadillac, that include OnStar, and are ordered using a daily rental order-type, will be eligible for six months of OnStar Service commencing with the reported new vehicles delivery date.  All Cadillac models will continue to be eligible for one year of service.  For daily rental applications, an OnStar blue button press may be handled by a recorded message or a live advisor.  Specific processes for managing services like remote door unlocks, stolen vehicle assistance and assuring rental privacy are either already in place with the rental company or will be established upon request.  OnStar equipped vehicles may have stolen Vehicle Slowdown capability that enables OnStar to slow down a stolen vehicle remotely to assist authorities in its recovery.  OnStar equipped vehicles may also have “Remote Ignition Block” capability that enables OnStar to inhibit the ability to start the vehicle.

The daily rental company agrees to include the following or other approved language in the rental contract to describe OnStar services that may be available:

"If my rental vehicle has active OnStar equipment, I authorize the provision of OnStar services, acknowledge the OnStar system limitations, and agree to the release of vehicle information as required by law.  Further details are available at OnStar.com or by contacting OnStar."